SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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RIVER CAPITAL GROUP, INC.

(Name of Registrant As Specified In Charter)

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RIVER CAPITAL GROUP, INC.
Suite 312, 7 Reid Street, Hamilton Bermuda, HM11
Tel.: 441-296-6006

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, REGULATION 14C, SCHEDULE 14C AND RULE 14f-1 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (this “Information Statement”) is being mailed on or about Decemberr __, 2007 to the stockholders of record of River Capital Group, Inc., a Delaware corporation, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement is being circulated to advise our stockholders of action already approved by written consent of stockholders owning approximately 80.0% of the outstanding shares of our common stock (the “Majority Stockholders”) as permitted under the Delaware General Corporation Law (the “DGCL”). Pursuant to Rule 14c-2 under the Exchange Act, the proposals approved by the Majority Stockholders will not be effective until at least 20 days after the date this Information Statement is mailed to all of our stockholders.

The actions taken by the Majority Stockholders approved:

1.	Amendments (the “Certificate Amendment”) to our certificate of incorporation, as amended (the “Certificate of Incorporation”), to

a.
effect a reverse stock split of our issued and outstanding common stock at a ratio of at least 1-for-5 and up to 1-for-20, the exact ratio subject to the definitive action of our Board of Directors (the “Board of Directors”) within 120 days after the date of the stockholder approval, and retain the current number of authorized shares of common stock reflected in our Certificate of Incorporation; and

b.           change our name to “Sonterra Resources, Inc.”; and

2.           Adoption of our 2007 Non-Qualified Stock Option Plan.

We are effecting the reverse stock split and changing our name to facilitate a securities exchange (the “Securities Exchange”) in which we will acquire 100% of the outstanding capital stock of Sonterra Resources, Inc., a Delaware corporation (“Sonterra”), which owns certain oil and gas leasehold interests and related assets. This Information Statement contains information required by Section 14(c) of the Exchange Act regarding the Securities Exchange, the acquisition of Sonterra and the adoption of our 2007 Non-Qualified Stock Option Plan. This Information Statement also contains information required under Section 14(f) of the Exchange Act and Rule 14f-1 thereunder in connection with the appointment of a new board member by our current directors to our Board of Directors who, when appointed and upon his acceptance of the appointment and upon resignation of our current directors after such appointment, will be the sole member of our Board of Directors. The Securities Exchange, the acquisition of Sonterra and the appointment of the new sole director will be effected without a meeting of our stockholders. However, if the Securities Exchange is not consummated for any reason, the reverse split, change of our name and the appointment of the new sole director will not occur.

All information in this Information Statement regarding River Capital Group, Inc. and its subsidiaries has been provided by us. All information in this Information Statement regarding Sonterra and its oil and gas properties has been provided by Sonterra.

The record date (the “Record Date”) for determining the stockholders entitled to receive this Information Statement is December 19, 2007.

Please note that this is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider the matters described herein.

By Order of the Board of Directors

/s/ Howard Taylor
Howard Taylor
December __, 2007.	President and Chief Executive Officer

SUMMARY TERMS

The following summary highlights selected information from this Information Statement regarding the reverse stock split and related change of our name, the Securities Exchange Agreement (as defined below), the Securities Exchange between River Capital Group, Inc. and The Longview Fund, L.P., and our 2007 Non-Qualified Stock Option Plan, and may not contain all of the information that may be important to you.  Accordingly, we encourage you to read carefully this entire Information Statement, its annexes and the other documents referred to herein.  Each item in this summary includes a page reference directing you to a more complete description of that item. Unless the context otherwise requires, “we”, “us”, “our” and similar terms, as well as references to “the Company”, include River Capital Group, Inc. and subsidiaries, but does not include Sonterra.

Participants in the Securities Exchange (page 6)

River Capital Group, Inc.

Suite 312, 7 Reid Street,
Hamilton, Bermuda, HM11
Tel.: 441-296-6006

We were incorporated in Florida on June 17, 1997 and subsequently reincorporated in Delaware in 1999. Our wholly owned subsidiary, River Capital Holdings Limited, a Barbados exempt corporation (“River Holdings”), is an insurance holding company. River Reinsurance Limited (“River RE”), a Barbados exempt company, is a wholly owned subsidiary of River Holdings and holds an insurance license granted by the Barbados Supervisor of Insurance as an Exempt Insurance Company. Currently, River RE does not conduct operations and we have agreed to divest River Holdings and River RE as promptly as practicable after the Securities Exchange.

The Longview Fund, L.P.(“Longview”)

c/o Viking Asset Management, LLC
600 Montgomery Street, 44th Floor
San Francisco, California 94111
Tel: 415-981-5300

Longview is a private investment fund that is in the business of investing in equity, debt and other securities and assets for its own account. Longview is presently the beneficial owner of approximately 57.8% of our common stock and, after giving effect to the reverse stock split and consummation of the Securities Exchange described in this Information Statement, will be the beneficial owner of approximately 94.7% of our common stock. Longview’s investment advisor is Viking Asset Management, LLC, a California limited liability company (“Viking”), which manages Longview’s investments. Viking may be deemed to be the beneficial owner of our common stock held by Longview. Viking also exercises investment authority for Longview Fund International, Inc. (“LFI”), which beneficially owns 8.8% of our common stock (1.1% after giving effect to the reverse stock split and consummation of the Securities Exchange described in this Information Statement). Longview’s general partner is Viking Asset Management Ltd., a British Virgin Islands international business company.

Sonterra Resources, Inc. (“Sonterra”)
300 East Sonterra Blvd. Suite 1220
San Antonio, Texas 78258
Tel: 210-545-5994

Sonterra was incorporated in Delaware on April 17, 2007 and is principally engaged in the business of oil and gas exploration and production in the Gulf Coast region. Sonterra has recently acquired certain oil and gas properties and related assets (“Sonterra Acquisitions”) from Cinco Natural Resources Corporation (“Cinco”) and Flash Gas & Oil Southwest, Inc. (“Flash”). The properties and assets acquired in the Sonterra Acquisitions consist of mineral leases that currently encompass approximately 3,500 acres with the opportunity to explore for, develop and produce oil and natural gas in several prospects and a 7-mile natural gas pipeline that connects both of its currently producing offshore wells to an onshore separation facility.

•	The Securities Exchange (page 5)

Longview, Sonterra and the principals of Sonterra are parties to an amended and restated securities purchase agreement (the “Sonterra SPA”), pursuant to which Longview purchased shares of common stock of Sonterra (“Sonterra Common Stock”) for a purchase price of $9,990, a senior secured note in the principal amount of $5,990,010 (the “Sonterra Equity Note”), an additional senior secured note in the principal amount of $2,000,000 (the “Sonterra Non-Equity Note”) and a warrant to purchase 50 shares of Sonterra common stock (the “Sonterra Warrant”). The proceeds of these investments by Longview provided substantially all the funds necessary to enable Sonterra to consummate the Sonterra Acquisitions and pay the fees and expenses incurred by Sonterra in connection with the Sonterra Acquisitions. The Sonterra equity and debt securities held by Longview constitute all of the outstanding equity and debt securities of Sonterra, which owns and operates all the assets acquired in the Sonterra Acquisitions.

On August 3, 2007, we entered into a Securities Exchange and Additional Note Purchase Agreement (the “Securities Exchange Agreement”) with Longview. Pursuant to the Securities Exchange Agreement, Longview has agreed to exchange all its shares of Sonterra Common Stock, the Sonterra Equity Note and the Sonterra Warrant for 218,465,578 shares of our common stock and a warrant to purchase 49,586,777 shares of our common stock (the “Warrant”). The number of shares of our common stock to be issued to Longview and the number of shares issuable upon exercise of the Warrant will each be adjusted to give effect to the reverse stock split described in this Information Statement. The shares of our common stock to be issued to Longview in the Securities Exchange are intended to constitute 85% of the outstanding shares of our common stock after giving effect to the consummation of the Securities Exchange, and the deemed issue price per share of our common stock to be issued pursuant to the Securities Exchange Agreement will be $6,000,000 divided by the number of shares issued to Longview. The Warrant will have a term of 5 years with an exercise price per share equal to 110% of the deemed issue price of our common stock to be issued to Longview in the Securities Exchange and will be exercisable into a number of shares of our common stock equal to the quotient of $1,500,000 divided by the exercise price.

Longview also will exchange the Sonterra Non-Equity Note for our senior secured note in an equal principal amount (the “Initial Note”). Subject to various conditions, we will also have the right in our discretion to require Longview to purchase additional notes in the principal amount of up to $2,000,000 per fiscal quarter (the “Additional Notes,” together with the Initial Note, the “Notes”), up to an aggregate principal amount which, when added to the initial principal amount of the Initial Note, may not exceed an aggregate of $10,000,000 in principal amount of senior secured Notes.

After giving effect to the Securities Exchange, we will own 100% of the issued and outstanding capital stock of Sonterra and we will be engaged, through Sonterra, in the operation and development of the oil and gas properties and other assets acquired in the Sonterra Acquisitions. Sonterra’s office at 300 East Sonterra Boulevard, Suite 1220, San Antonio, Texas 78258, will become our principal office.

We will be obligated to file a registration statement covering the shares of common stock issuable upon exercise of the Warrant and Longview will also receive demand and piggyback registration rights for our common stock that it will receive in the Securities Exchange.

•	The Reverse Stock Split (page 17) and Change of Name (page 22).

It is a condition to the closing under the Securities Exchange Agreement that we effect the reverse stock split. The Board of Directors has unanimously adopted and declared advisable, and the Majority Stockholders have approved, the Certificate Amendment:

•
to effect a reverse split at a ratio of at least 1-for-5 and up to 1-for-20, the exact ratio subject to the definitive action of the Board of Directors within 120 days after the date of the stockholder approval; and

•	to change our name to “Sonterra Resources, Inc.”

It is expected that the actual ratio at which the reverse stock split is effected will be at least 1- for - 8 because a reverse split at a lower ratio would not make available a sufficient number of authorized but unissued shares of common stock required to effect the transactions under the Securities Exchange Agreement.

The immediate effect of the reverse stock split will be to reduce the number of presently issued and outstanding shares of our common stock. In light of the large number of shares to be issued in the Securities Exchange and the substantial additional shares that will be issuable upon exercise of the Warrant and options to be issued to the Principals, it is unlikely that the market price of our common stock will rise in proportion to the reduction in the number of shares outstanding as a result of the reverse stock split, and there can be no assurances that the reverse stock split will lead to a sustained increase in the market price of our common stock. The market price of our common stock could also change as a result of other unrelated factors, including our operating performance and other factors related to our business, as well as general market conditions.

We will file the Certificate Amendment to the Certificate of Incorporation to effect the reverse stock split and the change of name.

•	Conditions to the Completion of the Securities Exchange (page 13)

Consummation of the Securities Exchange is subject to certain conditions set forth in the Securities Exchange Agreement, including the continued accuracy of Sonterra’s representations and warranties in the Sonterra SPA and its performance of its obligations thereunder, the continued accuracy of our and Longview’s representations and warranties in the Securities Exchange Agreement and our and Longview’s performance of our respective obligations thereunder, approval of the reverse stock split by the Majority Stockholders (which has occurred), the filing of the Certificate Amendment to our Certificate of Incorporation (which is expected to occur immediately prior to the closing of the Securities Exchange), the adoption of our 2007 Non-Qualified Stock Option Plan (which also has occurred) and distribution of this Information Statement to our stockholders.

•           Termination of the Securities Exchange (page 13)

If the Securities Exchange is not consummated on or before the third business day following the earlier of December 31, 2007 and the 20th day after the mailing of this Information Statement due to our or Longview’s failure to satisfy the conditions precedent to be satisfied by us, the non-breaching party shall have the right to terminate the Securities Exchange Agreement. If the Securities Exchange Agreement is terminated under this provision, provided that Longview is not the breaching party under the Securities Exchange Agreement, we will be obligated to pay Longview’s legal, due diligence and other expenses incurred in connection with the Securities Exchange Agreement.

•           Effect on Control and Management (page 17)

Longview is presently the beneficial owner of approximately 57.8% of our common stock and, after giving effect to the reverse stock split and consummation of the Securities Exchange described in this Information Statement, will be the beneficial owner of approximately 94.7% of our common stock. Consummation of the Securities Exchange will therefore increase Longview’s existing controlling interest in us and will similarly increase Viking’s beneficial ownership of our common stock. Furthermore, LFI, an affiliate of Viking, for which Viking exercises investment authority, beneficially owns an additional 8.8% of our common stock (1.1% after giving effect to the Securities Exchange and reverse stock split).

In addition, each of Michael Pawelek, Wayne Psencik and Sherry Spurlock, each of whom is currently an executive officer of Sonterra, will become an executive officer of our company at the closing of the Securities Exchange and Mr. Pawelek will be elected a director. We expect that our current directors, Howard Taylor and William Dickie and our current officers will submit their resignation as our directors at the closing so that immediately after the closing of the Securities Exchange and upon such resignation, Mr. Pawelek will be our sole director.

•           The 2007 Non-Qualified Stock Option Plan (page 22)

Upon consummation of the Securities Exchange, we will establish the 2007 Non-Qualified Stock Option Plan (the “2007 Plan”), pursuant to which we will grant options to Messrs. Pawelek and Psencik and Ms. Spurlock to purchase a total of 51,403,665 shares of common stock, subject to adjustment to reflect the reverse stock split. The number of shares underlying these options will constitute, in the aggregate, 20% of our outstanding common stock after giving effect to the reverse stock split and the Securities Exchange. The Board of Directors has unanimously approved the 2007 Plan and the Majority Stockholders have also approved the 2007 Plan.

•           The Written Consent (page 25)

On ________ ___, 2007, Longview, the record holder of 22,285,614 shares (approximately 57.8%) of our common stock, LFI, the record holder of 3,390,660 shares (approximately 8.8%) of our common stock, and Concorde Capital Limited, a corporation wholly owned by Mr. Howard Taylor, our President and Chief Executive Officer and the owner of record of 5,156,639 shares (approximately 13.4%) of our common stock consented in writing to the reverse stock split, the change of our name and the related amendments to our Certificate of Incorporation, and approval of the 2007 Plan.

•             Dissenter’ Rights (page 38)

No dissenter’ rights are available under Delaware General Corporation Law or under our certificate of incorporation or bylaws with respect to the reverse stock split.

RIVER CAPITAL GROUP, INC.
Suite 312, 7 Reid Street, Hamilton Bermuda, HM11
Tel.: 441-296-6006

GENERAL INFORMATION

This Information Statement is first being mailed on or about December __, 2007 to our stockholders of record on the Record Date to provide material information regarding corporate actions that have been approved by the written consent of the Majority Stockholders and certain transactions to be effected by us that require, as a condition precedent, the actions taken by the Majority Stockholders.

Only one Information Statement is being delivered to two or more stockholders who share an address unless we have received a contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of Information Statements or proxy statements, or annual reports, or if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at our executive offices at the address specified above.

Please note that this is not a request for your vote or a proxy statement, but rather an Information Statement designed to inform you of the matters described herein pursuant to sections 14(c) and 14(f) of the Securities Exchange Act, as amended (the “Exchange Act”), and the regulations promulgated thereunder. This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider the matters described herein. We are not asking you for a proxy and you are requested not to send us a proxy.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding this Information Statement.

THE SECURITIES EXCHANGE

Our development and business prior to the Securities Exchange Agreement

On December 30, 2005, we executed and closed a Share Exchange Agreement, as amended, with River Holdings, Strategy International Insurance Group, Inc., Longview, Longview Equity Fund, LP, Longview International Equity Fund, LP, and Concorde Capital Limited. In this exchange, we acquired 100% of the issued and outstanding shares of the common stock of River Holdings and the River Holdings shareholders received an aggregate of 19,135,820 shares of our common stock.

On December 31, 2006, we entered into a Mutual Release and Settlement Agreement with the holders of our convertible notes, Longview, Longview Equity Fund, LP, and Longview International Equity Fund, LP. Under the terms of that agreement, we issued to the holders of our convertible notes: (i) 11,045,474 shares of our common stock at a stipulated purchase price of $0.05 per share, and (ii) an additional 925,000 shares of our common stock also at a stipulated purchase price of $0.05 per share, as part of a warrant exercise, in exchange for forgiveness of the entire amount owing under the convertible notes. Longview and its affiliates acquired their respective holdings of our common stock pursuant to the Share Exchange Agreement and the Mutual Release and Settlement Agreement.

River Holdings was incorporated on October 6, 2004 as an insurance holding company. River RE is a wholly owned subsidiary of River Holdings. River Holdings incorporated River RE on December 1, 2005 as a Barbados exempt company and filed a license application for River RE as a Barbados Exempt Insurance Company on December 16, 2005 (River Holdings and River RE are together referred to as the “Insurance Subsidiaries”). On June 16, 2006, River RE was formally licensed by the Barbados Supervisor of Insurance as an Exempt Insurance Company. As a licensed Exempt Insurance Company, River RE may conduct general insurance business, including property and casualty reinsurance and credit reinsurance. River RE’s license enables it to conduct its insurance business with entities other than its parent, River Holdings, so long as the risks insured, premiums and related beneficiary originate from outside of CARICOM (Caribbean Community).

When we acquired River Holdings and River RE, we intended to establish and grow a core reinsurance business based on the development and acquisition of insurance and reinsurance assets and businesses.  We expected that River RE would develop, underwrite and acquire business that represented relatively low risk over the long term.  Over time, we expected that River RE would leverage its internal capabilities to raise initial capital, establish relationships in the institutional investment markets, add to senior management and manage the capital assets held by River RE. We estimated that we required an ongoing financial commitment of $10,000,000 to support our growth plan for River RE over 12 months and to maintain our service readiness.  We were, however, unable to raise equity or debt capital in the public or private markets, and River RE has not entered into any formal agreements with any insurance intermediary, primary insurance company, insurance manager or insurance broker or conducted any business.

Based on our plan to develop and grow a reinsurance business through River RE, we stated in our Annual Report on Form 10-KSB for the year ended December 31, 2006 that we were a development stage company. As noted above, however, we were unable to raise capital for those purposes and, as more fully described below, we have committed in the Securities Exchange Agreement to divest our interests in River Holdings and River RE. We received no revenues and conducted no business during the year ended December 31, 2006 and during the first six months of 2007, and, as result of our abandonment of our efforts to develop a reinsurance business, we may be deemed to be a “shell company” within the meaning of the rules of the Securities and Exchange Commission (“SEC”). Upon consummation of the Securities Exchange, we believe we will cease being a shell company. We have agreed to divest the Insurance Subsidiaries as promptly as practicable after the Securities Exchange with Longview described in this Information Statement.

Participants in the Securities Exchange

River Capital Group, Inc.
Suite 312, 7 Reid Street,
Hamilton, Bermuda, HM11
Tel.: 441-296-6006

We were incorporated in Florida on June 17, 1997, as Permastoprust International, Inc. We changed our name to Greystone Credit Inc. in June 1999. On August 4, 1999, we acquired whOOdoo.com, Inc., a Florida corporation incorporated on April 9, 1999, in a share exchange. In connection with the share exchange, we changed our state of incorporation to Delaware and our name to whOOdoo.com, Inc. On July 17, 2000, we changed our name to Ballistic Ventures, Inc. and on June 5, 2004, we changed our name to River Capital Group, Inc.

The Longview Fund, L.P.

c/o Viking Asset Management, LLC
600 Montgomery Street, 44th Floor
San Francisco, California 94111
Tel: 415-981-5300

Longview is a private investment fund that is in the business of investing in equity, debt and other securities and assets for its own account. Longview is presently the beneficial owner of 22,285,614 shares (approximately 57.8%) of our common stock which it acquired in the December 2005 share exchange pursuant to which we acquired the Insurance Subsidiaries and in the settlement in December 2006 of our obligations under certain convertible notes we had issued to Longview and others. After giving effect to the reverse stock split and consummation of the Securities Exchange between us and Longview as described in this Information Statement, Longview will be the beneficial owner of approximately 94.7% of our common stock. Viking serves as the investment advisor for Longview and manages Longview’s investments. Viking may be deemed to be the beneficial owner of our common stock held by Longview. Viking also exercises investment authority for LFI, which beneficially owns 3,390,660 shares, approximately 8.8% of our common stock currently and approximately 1.1% of our common stock after giving effect to the reverse stock split and consummation of the Securities Exchange between us and Longview described in this Information Statement. Longview’s general partner is Viking Asset Management Ltd., a British Virgin Islands international business company.

Sonterra Resources, Inc.

300 East Sonterra Blvd. Suite 1220
San Antonio, Texas 78258
Tel: 210-545-5994

Sonterra was incorporated in Delaware on April 17, 2007 and is principally engaged in the business of oil and gas exploration and production in the Gulf Coast region. Sonterra recently acquired certain oil and gas exploration and development properties and related assets from Cinco and Flash. The properties and assets acquired from Cinco and Flash currently consist of mineral leases currently encompassing approximately 3,500 acres with the opportunity to explore for, develop and produce oil and natural gas in several prospects and a 7-mile natural gas pipeline that connects both of its currently producing offshore wells to an onshore separation facility. See “The Sonterra Acquisitions.”

In the Sonterra Acquisitions, Sonterra acquired certain working interests and lease interests in the Shark Prospect in Matagorda Bay, Calhoun County, Texas, covering approximately 320 acres; Ray Prospect in Matagorda Bay, Matagorda and Calhoun Counties, Texas; Starfish Prospect in Matagorda Bay, Calhoun County, Texas, covering approximately 320 acres; Barracuda Prospect in Matagorda Bay, Calhoun County, Texas, Mackerel Prospect in Calhoun and Matagorda Counties, Texas. For a description of the properties acquired by Sonterra in the Sonterra Acquisitions, see “The Sonterra Acquisitions” in this Information Statement.  For  certain financial and oil and gas reserve information relating to the properties acquired in the Sonterra Acquisitions, see Note C of the Notes to Audited Financial Statements of Certain Acquired Oil and Gas Properties. Upon consummation of the Securities Exchange with Longview, Sonterra will become our wholly owned subsidiary and we will be engaged, through Sonterra, in the operation and development of the oil and gas properties and other assets acquired in the Sonterra Acquisitions. Sonterra’s office at 300 East Sonterra Boulevard, Suite 1220, San Antonio, Texas, 78258 will become our principal office.

Sonterra was formed by the Principals, each of whom was employed by Boss Exploration and Production Company (“BOSS”) through October  2007.  Sonterra and BOSS are negotiating a transition services agreement pursuant to which BOSS would provide certain services to Sonterra and operate its assets and properties and are also discussing the possible purchase of certain property by Sonterra from BOSS. Upon consummation of the Securities Exchange with Longview, each of the Principals will become an executive officer and Mr. Pawelek will become the sole director of our company. For biographical and other information concerning the Principals, see “New Director and Executive Officer Appointees.”

The Sonterra Financing

On May 30, 2007, we entered into an engagement letter with Viking and the Principals, pursuant to which Viking or one of its affiliated funds and/or other unaffiliated investors would provide equity and debt financing to us to fund the acquisitions of certain assets from Cinco and Flash, namely, the Sonterra Acquisitions, and additional working capital for operations and growth thereafter. Viking is the investment advisor to Longview, and the general partner of Longview is an affiliate of Viking. The engagement letter proposed our issuance of an aggregate of $6,000,000 of our common stock in a private placement exempt from registration under the Securities Act of 1933, as amended, to Longview and possibly other investors. Longview and the other investors would have acquired a number of shares of our common stock constituting approximately 85% of our outstanding common stock upon completion of proposed transaction. The engagement letter also provided for our sale to Longview of senior secured notes in an aggregate principal amount up to $10,000,000, in tranches of $2,000,000 each, which would be secured by a blanket first-priority security interest on all our assets (including assets to be acquired in the Sonterra Acquisitions) and would mature three years from the closing date of the proposed financings. In addition, Longview would receive warrants to purchase shares of our common stock at an aggregate exercise price of $1,500,000. The engagement letter also provided that we would adopt a stock option plan and that upon consummation of the Sonterra Acquisitions, the Principals would receive options under this new option plan to purchase 20% of our common stock.

In order to effect the transactions contemplated by the engagement letter, we considered the possibility of effecting a reverse stock split of our common stock to reduce the issued and outstanding shares of our common stock and thereby make available a sufficient number of shares of our authorized but unissued common stock for issuance to Longview in the equity financing under the engagement letter, for warrants to be issued in the debt financing and for options to be issued to the Principals under the new option plan. In order to effect the reverse stock split as expeditiously as possible and thereby facilitate the equity and debt financing for the Sonterra Acquisitions as originally contemplated by the engagement letter with Viking, it was proposed that the reverse stock split and related amendments to our certificate of incorporation be approved by consent of Majority Stockholders in lieu of convening a stockholders meeting for which proxies would be solicited. In such cases, the Exchange Act and the rules of the SEC require dissemination of an Information Statement relating to the actions to be taken by stockholder consent at least 20 days before the action is taken. However, it became apparent that the time required for preparation, filing and distribution of the Information Statement (including the time required for likely SEC review) would preclude us from consummating the financing with Viking or others under the engagement letter within a time frame that would meet the timing requirements of the sellers in the Sonterra Acquisitions. Accordingly, to provide for timely availability of financing for the Sonterra Acquisitions, after further discussions and negotiations among Viking, the Principals and us, it was determined that we would make the Sonterra Acquisitions in a series of steps pursuant to which (i) Sonterra would enter into definitive agreements for the Sonterra Acquisitions, (ii) Sonterra would complete the acquisitions with equity and debt financing from Longview, following which (iii) we would acquire the equity and debt securities of Sonterra from Longview in exchange for our equity and debt securities in amounts and having terms substantially identical to the securities contemplated in the engagement letter, as a result of which Sonterra would become our wholly-owned subsidiary.

On July 9, 2007, Sonterra entered into a purchase and sale agreement with Cinco for the acquisition of certain oil and gas interests in Calhoun and Matagorda Counties, Texas (the “Cinco Acquisition”). Also on July 9, 2007, Longview entered into the original securities purchase agreement with Sonterra, pursuant to which Longview purchased shares of Sonterra Common Stock for a purchase price of $9,990 and advanced $322,500 to Sonterra, evidenced by a senior secured note of Sonterra (the “Deposit Note”). On August 3, 2007, in connection with the closing of the Cinco Acquisition, Sonterra and Longview executed the Sonterra SPA, and Longview advanced $5,990,010 to Sonterra (of which $322,500 refinanced the Deposit Note) evidenced by the Sonterra Equity Note issued to Longview and Sonterra issued the Sonterra Warrant to Longview. Subject to certain conditions in the Sonterra SPA, Longview also agreed to purchase an additional promissory note of Sonterra in the principal amount of up to $2,000,000 to finance the purchase of oil and gas properties from Flash. Contemporaneously with the amendment and restatement of the Sonterra SPA on August 3, 2007, Sonterra closed the Cinco Acquisition and also entered into a purchase and sale agreement with Flash for the purchase of the remaining properties constituting the Sonterra Acquisitions (the “Flash Acquisition”). Sonterra closed the Flash Acquisition on August 29, 2007 with funds provided by Longview and issued the Sonterra Non-Equity Note to Longview on that date.

The investments by Longview provided substantially all the funds necessary to enable Sonterra to consummate the Sonterra Acquisitions and pay the fees and expenses incurred by Sonterra in connection with the Sonterra Acquisitions.  Subsequent to consummation of the Sonterra Acquisitions and the investments by Longview, the shares of Sonterra Common Stock acquired by Longview, the Sonterra Equity Note, the Sonterra Warrant and the Sonterra Non-Equity Note constitute all of the outstanding equity and debt securities of Sonterra, which owns and operates all the assets acquired in the Sonterra Acquisitions.

As a condition to the original investments by Longview in Sonterra, on July 9, 2007, we entered into a letter of intent with Longview, Sonterra and the Principals which contemplated that we would effect a securities exchange with Longview to acquire all of the outstanding equity and debt securities of Sonterra and that we would also guaranty the obligations of Sonterra under the Sonterra SPA. On August 3, 2007, contemporaneously with Sonterra’s closing of Cinco Acquisition and Sonterra’s execution of the purchase and sale agreement with Flash, we entered into the Securities Exchange Agreement with Longview contemplated by the letter of intent.

The Securities Exchange Agreement

The summary of the material terms of the Securities Exchange Agreement below and elsewhere in this Information Statement is qualified in its entirety by reference to the Securities Exchange Agreement, a copy of which is attached to this Information Statement as Annex A and which we incorporate by reference into this document. This summary may not contain all of the information about the Securities Exchange Agreement that is important to you. We encourage you to read carefully the Securities Exchange Agreement in its entirety. The Securities Exchange Agreement has been included to provide you with information regarding its terms. The Securities Exchange Agreement contains representations and warranties that the parties to the Securities Exchange Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in additional disclosures made in the schedules delivered in connection with signing the Securities Exchange Agreement, which have also been filed with the SEC. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Securities Exchange Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, you should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Securities Exchange Agreement and are modified in important part by the underlying disclosures.

Terms of the Securities Exchange

Pursuant to the Securities Exchange Agreement, Longview has agreed to exchange all its shares of Sonterra Common Stock, the Sonterra Equity Note and the Sonterra Warrant for 218,465,578 shares of our common stock and a warrant to purchase 49,586,777 shares of our common stock (the “Warrant”). The number of shares of our common stock that we will issue to Longview and the number of shares that will be issuable upon exercise of the Warrant will each be adjusted to give effect to the reverse stock split described below in this Information Statement. In accordance with our July 9, 2007 letter of intent with Longview, the number of shares of our common stock that we will issue to Longview will equal 85% of our outstanding common stock after giving effect to the issuance of such shares. The deemed issue price per share of our common stock will be the quotient of $6,000,000 divided by the number of shares we issue. The Warrant will have a term of 5 years with an exercise price per share equal to 110% of the deemed issue price to and will be exercisable into a number of shares of our common stock equal to the quotient of $1,500,000 divided by the exercise price. We will be obligated to file a registration statement covering the shares of common stock underlying the Warrants and Longview will receive demand and piggyback registration rights for the shares of our common stock that it will receive in the Securities Exchange.

Longview has also agreed to exchange the Sonterra Non-Equity Note for the Initial Note in an equal principal amount. Subject to various conditions set forth in the Securities Exchange Agreement, we will also have the right in our discretion on a quarterly basis to require Longview to purchase Additional Notes in a principal amount of up to $2,000,000 per fiscal quarter, up to an aggregate amount which, when added to the initial principal amount of the Initial Note, may not exceed $10,000,000. The Notes will be secured by a first-priority blanket lien on all our assets (other than the shares of the Insurance Subsidiaries) and the assets of our subsidiaries, other than those of the Insurance Subsidiaries.

Immediately, prior to consummation of the Securities Exchange, we will effect the reverse stock split. See “Reverse Stock Split at Ratio of At Least 1-for-5 and up to 1-for-20” below.

Representations and Warranties

We make customary representations and warranties in the Securities Exchange Agreement that are subject, in some cases, to specified exceptions and qualifications. Our representations and warranties relate to, among other things:

•	our corporate organization existence and good standing;

•	our corporate authorization of the Securities Exchange and related transactions and non-contravention of law;

•	the enforceability and validity of our agreements, validity, enforceability, perfection and priority of all security interests and liens to be granted to Longview;

•	our capital structure and outstanding indebtedness;

•	authorization of the securities to be issued to Longview;

•	our title to our properties and the absence of encumbrances on our properties;

•	our compliance with laws and regulations, including environmental laws;

•	the absence of material litigation involving us or our properties;

•	corporate existence of our subsidiaries;

•	adequacy of our internal accounting controls, disclosure controls and books and records;

•	our payment of taxes;

•	the adequacy of our insurance;

•	our full disclosure to Longview, including the accuracy of our SEC filing and financial statements; and

•	the accuracy of the information provided to Longview.

Longview also makes certain representations and warranties in the Securities Exchange Agreement relating principally to its authorization of the Securities Exchange and related transactions, its status as an “accredited investor” under the Securities Act, and certain other matters required in connection with the issuance of our common stock, the Warrant and the Notes to Longview without registration under the Securities Act.

Covenants

The Securities Exchange Agreement imposes covenants on our operations as long as the Notes are outstanding. These covenants include, among other things:

Affirmative Covenants

The Securities Exchange Agreement requires that we and our subsidiaries:

•	maintain our corporate existence and public company status;

•	maintain our properties and conduct our operations as presently conducted;

•	maintain adequate insurance;

•	comply with laws, including public company filing obligations;

•	provide Longview with periodic financial information, including information relating to our compliance with the financial covenants in the Notes;

•	take steps to assure that information that we provide to Longview does not contain material non-public information;

•
maintain quotations for our common stock on the Over-The-Counter Bulletin Board (the “OTC Bulletin Board”), or the listing of our common stock on any stock exchange on which we subsequently list our common stock;

•	provide additional collateral, title information and additional guarantors when required and comply with our obligations under the agreements creating the security interests;

•
reimburse Longview for its expenses incurred in connection with the Securities Exchange Agreement, the related transaction documents and consummation of the transactions contemplated by those documents;

•	use the proceeds of any Additional Notes only to pay the expense of issuance of such Notes and working capital; and

•	divest our interest in the Insurance Subsidiaries in an arm’s length transaction.

Negative Covenants

Under the Securities Purchase Agreement, neither we nor our subsidiaries may, among other things:

•	incur indebtedness or liens, other than permitted subordinated debt and permitted liens or enter into negative pledge agreements;

•	pay any dividend or distributions on, or repurchase or redeem, our common stock;

•	prepay our subordinated debt;

•
sell, transfer, farm-out, assign or dispose of sell our real property or any collateral associated with the operation of our real property, subject to specified exceptions requiring, among other conditions, that Longview obtain a lien on the cash or other proceeds of the disposition;

•
sell or discount our receivables, except that, after the closing of the Securities Exchange, we may discount our receivables on an arm’s length basis and provide early payment discounts in the ordinary course of business;

•
dispose of or farm out any of the collateral in which Longview has a mortgage or security interest other than in arm’s length transactions in which the proceeds are deposited into an account in which Longview has a security interest and in compliance with the financial covenants in the Notes;

•
establish subsidiaries or make investments loans or advances to any person, subject to specified exceptions requiring that the shares of such subsidiaries and such investments be pledged to Longview; or

•	merge or consolidate with, or sell all or substantially all our assets to, any other person, subject to specified exceptions.

The covenants limiting our ability to sell our properties, engage in merger or consolidations and sell assets do not apply to our sale of the Insurance Subsidiaries, a sale of such Insurance Subsidiaries’ assets, or mergers or consolidations of such Insurance Subsidiaries, in each case pursuant to a transaction in which we dispose our entire interest in the Insurance Subsidiaries.

Post-closing Covenants

The Share Exchange Agreement also requires that we:

•	divest the Insurance Subsidiaries as soon as reasonably practicable after the consummation of the Securities Exchange; and

•
file a Form 8-K with the SEC reporting the Securities Exchange containing audited financial information and the information required by Form 10-SB within 4 business days after the closing of the Securities Exchange.

Conditions to the Securities Exchange Agreement

Consummation of the Securities Exchange is subject to certain conditions set forth in the Securities Exchange Agreement, including the continued accuracy of Sonterra’s representations and warranties in the Sonterra SPA and its performance of its obligations thereunder, the continued accuracy of our and Longview’s representations and warranties in the Securities Exchange Agreement and our and Longview’s performance of our respective obligations thereunder, approval of the reverse stock split by the Majority Stockholders (which has occurred), the filing of the Certificate Amendment to our Certificate of Incorporation (which is expected to occur immediately prior to the closing of the Securities Exchange), the adoption of the 2007 Plan and distribution of this Information Statement to our stockholders.

Participation Rights

From the date of the closing of the Securities Exchange until the later of the second anniversary of the Securities Exchange and 60 days after no Notes remain outstanding, Longview will have the right to purchase up to 50% of all debt, equity and/or equity-linked financings of our Company, subject to certain conditions set forth in the Securities Exchange Agreement, subject to certain customary exceptions.

Additional Notes

Longview’s obligation to purchase Additional Notes is subject to certain conditions set forth in the Securities Exchange Agreement, including the continued truth and accuracy of our representations and warranties in the Securities Exchange Agreement as of the time they were made and as of the date of issuance of the Additional Notes (except for representations and warranties that speak as of a specific date, which must be true and correct as of such date), subject to permitted updates, and our performance of all of our obligations and covenants under the Securities Exchange Agreement, the Notes and the other agreements entered into in connection with the Securities Exchange. In addition, we will pay Longview a transaction fee equal to 1% of the principal amount of the Additional Notes being purchased and reimburse Longview for its expenses incurred in connection with the purchase.

Termination

If the Securities Exchange is not consummated on or before the third business day following the earlier of December 31, 2007 and the 20th day after the mailing of this Information Statement due to our or Longview’s failure to satisfy the conditions precedent to be satisfied by us or Longview, the non-breaching party shall have the right to terminate the Securities Exchange Agreement. If the Securities Exchange Agreement is terminated under this provision, provided that Longview is not the breaching party under the Securities Exchange Agreement, we will be obligated to pay Longview’s legal, due diligence and other expenses incurred in connection with the Securities Exchange Agreement.

Registration Rights

At the closing of the Securities Exchange, we and Longview will enter into a registration rights agreement which will require that we file within 30 days of the Securities Exchange a registration statement to register the shares of common stock underlying the warrant. The registration statement would be required to become effective within 120 days of the Securities Exchange.

Longview will also have piggyback and demand registration rights with respect to the shares of common stock acquired in the Securities Exchange, the common stock owned by Longview prior to the exchange, and the shares underlying the Warrant. The deadlines for filing and effectiveness of registration statements may be extended, and the number of shares required to be registered may be adjusted, in each case under certain circumstances specified in the Registration Rights Agreement. The Registration Rights Agreement and the Securities Exchange Agreement also impose limitations on our filing other registration statements, subject to certain exceptions, including registration statements for securities to be offered in connection with acquisitions and employee benefit plans.

Our Directors and Officers

Under the Securities Exchange Agreement, we have agreed to enter into employment agreements with each of Michael Pawelek, Wayne Psencik and Sherry Spurlock, each of whom is currently an executive officer of Sonterra, pursuant to which they will serve as our Chief Executive Officer, Vice President-Operations and Chief Financial Officer, respectively. In addition, it is expected that contemporaneously with the closing under the Securities Exchange Agreement, our current directors, Howard Taylor and William Dickie will submit their resignations as directors and/or officers of our company, that Mr. Richard Freer, our Secretary, will resign and that Mr. Pawelek will be appointed to our board and will be our sole director immediately following the closing of the Securities Exchange. For biographical and other information regarding the Principals, see “New Director and Executive Officer Appointees” below. We will also adopt the 2007 Plan, effective upon completion of the Securities Exchange, and we will issue options to the Principals for an aggregate number of shares equal to 20% of the number of shares outstanding after the consummation of the Securities Exchange. See “--The 2007 Non-Qualified Stock Option Plan” below.

Other Provisions

For information regarding certain other provisions of the Securities Exchange Agreement relating to compensation payable to Viking and certain other rights of Longview under the Securities Exchange Agreement, see “Interests of Certain Persons in the Reverse Stock Split and the Securities Exchange.”

Additional Terms under the Notes

The summary of the additional terms of the Notes below and elsewhere in this Information Statement is qualified in its entirety by reference to the Notes.

Financial Covenants:

The Notes will require that we comply with certain financial covenants, as follows:

Quarterly Revenue: From September 30, 2007 to June 30, 2008, our trailing 3 month quarterly revenue from all sales of hydrocarbons, and related services must be at least $300,000, and then at least $500,000 at all times thereafter until maturity.  If we fall out of compliance with this covenant, we would be required to repay an amount of principal of the then outstanding Notes equivalent to the percentage shortfall of our non-compliance with this covenant.

BCFE: From the oil and gas properties that are subject to the first priority lien granted to Longview, we must maintain total proved reserves measured by billion cubic feet equivalent (BCFE) at the end of each quarterly period set forth below at or above the number set forth opposite such period. For purposes of this calculation, no more than 40% of our total reserves may consist of proved undeveloped reserves.

Period Ending	BCFE
Closing of the Securities Exchange	2.0
Sept 30, 2007	2.0
Dec 31, 2007	4.0
March 31, 2008	5.0
June 30, 2008 to Maturity	7.0

This covenant is measured quarterly, and if our reserves fall short of the required BCFE amounts as of the applicable measurement date, we would be required to repay an amount of principal of the then outstanding Notes equivalent to the percentage shortfall of our non-compliance with this covenant.  Sonterra is subject to the same covenant during the period prior to the closing of the Securities Exchange and was in compliance with the covenant at September 30, 2007.

Proved Reserve Value Ratio: From the oil and gas properties that are subject to the first priority lien granted to Longview, we must maintain a ratio of proved reserve value to the debt outstanding under the Notes determined in accordance with a formula contained in the Notes. This covenant is measured quarterly and if we fail to meet the required ratio at the end of any quarter, we would be required on a quarterly basis to repay an amount of principal of the then outstanding Notes necessary to remain in compliance with the ratio requirements.

Interest; Prepayment

The Notes will bear interest of a rate per annum equal to the 3-month LIBOR rate as in effect from time to time plus 8.25% and will mature on August 31, 2010. We will have the right to prepay the Notes, in whole or in part, at any time at a price equal to the principal amount being prepaid plus accrued interest to the prepayment date plus a premium initially equal to 3% of the amount being prepaid. The prepayment premium will be reduced by 1% per annum until the maturity date of the Notes. In connection with prepayment upon certain changes in control and prepayment upon occurrence of certain events of default, the prepayment premium will instead equal 20% of the principal amount prepaid or required to be prepaid.

Collateral

The Sonterra Non-Equity Note is secured by a security interest in all of the assets of Sonterra, including a mortgage of the oil and gas interests acquired in the Sonterra Acquisitions. The Notes will be secured by a first-priority blanket lien on all of our assets and those of our subsidiaries, including Sonterra, and by a pledge of the shares of all of our subsidiaries after the closing of the Securities Exchange, including Sonterra, but excluding the Insurance Subsidiaries and the assets of the Insurance Subsidiaries. To grant this lien, at the closing of the Securities Exchange, we will execute a joinder agreement pursuant to which we will become a party to the existing security agreement, as amended, between Viking, as collateral agent (the “Collateral Agent”), and Sonterra. We will also enter into a Pledge Agreement with the Collateral Agent, pursuant to which we will pledge the Sonterra Common Stock and the shares of any other subsidiaries (excluding the Insurance Subsidiaries) and we will pledge our U.S. bank accounts to the Collateral Agent pursuant to one or more Deposit Account Control Agreements to be entered into among Sonterra, ourselves, the Collateral Agent and the depositary banks. In addition, we will guaranty all of Sonterra’s obligations to Longview and Sonterra will guaranty all of our obligations to Longview.

Event of Default

The occurrence of each of the following events will be an event of default under the Notes:

•	our default in payment of any principal, required prepayment amount, or amount payable due to our failure to satisfy certain financial covenant tests under the Notes when and as due;

•	our default in payment of any interest or other amount due on the Notes (other than as set forth in the preceding bullet) that is not cured within three business days from the date the amount is due;

•	our failure for 10 days to comply with any other provision of the Notes in all material respects;

•
our default in payment of any indebtedness for borrowed money in the principal amount of $100,000 or more (individually or in the aggregate), or the occurrence of any event or circumstance permitting the holder of any such indebtedness to accelerate its maturity or otherwise require prepayment or enforce any security for any such indebtedness;

•	we or our subsidiaries commence proceedings, or any proceedings are commenced against us or our subsidiaries, under any bankruptcy law;

•	we or any of our subsidiaries breach any covenant or other term or condition of the documents granting the security interests securing the Notes;

•	we or any of our subsidiaries breach any covenant or other term or condition of the Securities Exchange Agreement, the Warrant, the Notes or any other transaction document;

•	we breach, or otherwise do not comply with, certain additional security covenants or any of the negative covenants of the Securities Exchange Agreement;

•
one or more judgments, non-interlocutory orders or decrees are entered against us or any of our subsidiaries involving an aggregate liability of $100,000 and remain unsatisfied or not stayed, bonded or vacated for a period of 30 days after the entry;

•	a change of control (as defined in the Notes) occurs;

•
any representation, warranty and any other statement made by us or any of our subsidiaries in the Securities Exchange Agreement, any other transaction document or the documents concerning the security interests is incorrect in any material respect;

•	any lien created in the Securities Exchange fails to be a valid and perfected lien on the collateral purported to be secured, subject to certain exceptions;

•
we fail to file in a timely manner any periodic report or current report required under the Exchange Act, or certain information in any such report relating to our revenue, proved oil and gas reserves or financial covenant compliance is not true and correct in all material respects; or

•
we fail to deliver any officer’s certificate relating to the accuracy of the oil and gas reserve information and financial covenant compliance information set forth in our periodic reports filed with the SEC, or any of the information contained in any such officer’s certificate delivered is not true, correct and complete in all material respects.

Remedies upon Default

Upon the occurrence and continuation of an event of default under the Notes, the holder of the Notes may declare all or any portion of the Notes to be due and payable immediately, except that upon the occurrence of certain bankruptcy-related events of default, amounts due thereunder become due and payable immediately, without further action or notice on the part of the holder. In addition to any other remedy available to the holder under the Notes or under the security interests held by the Collateral Agent, after an event of default unpaid amounts bear interest at a rate 2% in excess of the stated interest rate on the Notes, and any payment of principal made prior to the scheduled maturity date of the Notes must be accompanied by the applicable prepayment premium (see “Interest; Prepayment,” above). In addition, upon an event of default, the Collateral Agent shall be entitled to exercise its rights and remedies with respect to the collateral, including, without limitation, the rights of a secured party under the Uniform Commercial Code and its foreclosure rights under the mortgage on Sonterra’s oil and gas interests.

Regulatory Approval

No approval from any local or federal government authorities is required for the Securities Exchange.

Effect on Control and Management

Longview is presently the beneficial owner of approximately 57.8% of our common stock and LFI, an affiliate of Longview, for which Viking exercises investment authority, beneficially owns an additional 8.8% of our common stock. Accordingly, Viking currently beneficially owns 66.6% of our common stock. After giving effect to the reverse stock split and consummation of the Securities Exchange described in this Information Statement, Longview will be the beneficial owner of approximately 94.7% of our common stock. Consummation of the Securities Exchange will therefore increase Longview’s controlling interest in us and will similarly increase Viking’s beneficial ownership of our common stock.

In addition, pursuant to the terms and conditions of the employment agreements required by the Securities Exchange Agreement, each of Messrs. Pawelek and Psencik and Ms. Spurlock will become executive officers and Mr. Pawelek will become a director of our company at the closing of the Securities Exchange and our current directors, Howard Taylor and William Dickie are expected to submit their resignation as our directors and officers and that Mr. Richard Freer will submit his resignation as Secretary.  As a result thereof, immediately after the closing of the Securities Exchange and upon such resignation, Mr. Pawelek will be our sole director. For biographical and other information regarding the Principals, see “New Director and Executive Officer Appointees.”

REVERSE STOCK SPLIT AT A RATIO OF AT LEAST 1-FOR-5 AND UP TO 1-FOR-20

Purpose of the Reverse Stock Split

The Securities Exchange Agreement requires that we issue 218,465,578 shares of common stock in the Securities Exchange, the Warrant to purchase 49,586,777 shares and options to purchase 51,403,665 shares, in each case subject to adjustment for the reverse stock split. The additional common stock to be issued to Longview in the Securities Exchange and reserved for issuance upon exercise of the Warrant and of options granted under the option plan would require the issuance of substantially more shares of our common stock than our authorized capital stock of 50,000,000 shares set forth in our Certificate of Incorporation. Because we currently do not have sufficient authorized shares to consummate the Securities Exchange or to reserve shares of common stock for issuance upon exercise of the Warrant or options, our Board of Directors and the Majority Stockholders have approved the reverse stock split to enable us to issue and reserve a sufficient number of shares for such purposes.

The Securities Exchange will result in our becoming engaged in the oil and gas business and ceasing to being a shell company under the SEC’s rules.

Potential Effects of the Reverse Stock Split on the Market for Our Common Stock

The Board of Directors believes that the reverse stock split could better enable us to move toward an eventual listing of our stock on a national securities exchange.  Our common stock is currently quoted on the OTC Bulletin Board.  The Board of Directors believes that it is in our best interests and our stockholders’ best interest to take steps to move toward listing our common stock on a national securities exchange.  Alternative markets like the OTC Bulletin Board or the “pink sheets” maintained by the National Quotation Bureau, Inc., are generally considered to be less efficient and not as widely followed as other exchanges like those operated by the NASDAQ Stock Market, Inc. (“NASDAQ”) or the American Stock Exchange.

In order for us to list our common stock on NASDAQ or the American Stock Exchange, we must satisfy certain listing standards, some of which standards require a minimum bid price. For example, certain listing standards of the NASDAQ Capital Market (the lowest listing tier of NASDAQ) would require that our common stock have a minimum bid price of at least $4.00 per share. In addition, certain of the listing standards of the American Stock Exchange would require that our common stock have a minimum bid price of at least $3.00 per share.  As of November 27, 2007, the closing price bid for our Common Stock as reported on the OTC Bulletin Board was $0.33 per share.

The Board of Directors believes that the reverse stock split of our common stock could help us move toward satisfying the minimum bid price listing standards of a national securities exchange like NASDAQ or the American Stock Exchange. However, the effect of the reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. It is possible that the per share price of our common stock after the reverse split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and there can be no assurance that the market price per share after the reverse stock split will remain at such higher level for a sustained period of time. The market price of our common stock will also be effected by other factors unrelated to the number of shares outstanding, particularly the value attributed to our oil and gas business and our future performance. Viking’s beneficial ownership of approximately 94.7% (95.8% with its affiliate, LFI) of our common stock after the Securities Exchange will prevent a takeover bid or other acquisition of our company without Longview’s consent, which could adversely effect the market price for our common stock. Moreover, the “overhang” created by the large number of shares to be issued to Longview, the additional shares issuable upon exercise of the Warrant and the options to be issued to the Principals and Longview’s registration rights are also likely to adversely affect the market price of our common stock. In addition, our ability to list our stock on a national securities exchange is subject to numerous requirements other than a minimum share price, including income and market capitalization requirements and corporate governance requirements, such as the formation of an audit committee meeting certain requirements for the independence of its members. Accordingly, even if our share price were to rise as a result of the reverse stock split, we cannot guarantee that we would be able to list our stock on a national securities exchange.

The Board of Directors also believes that the reverse stock split could improve the marketability and liquidity of our common stock while we continue to progress towards achieving our business objectives. Trading in our securities is subject to the “penny stock” rules of the SEC. The SEC has adopted regulations that generally define a penny stock to be any unlisted equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends our securities to persons other than prior customers and accredited investors must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. In addition to the “penny stock rules” imposed by the SEC, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers due to the trading volatility often associated with low-priced stocks. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. There is no assurance that we will not continue to be subject to the “penny stock rules” after the reverse split.

There can, however, be no assurance that either or both of the reverse split and a possible exchange listing will increase the liquidity of the market for our common stock. In particular, based on 38,552,749 outstanding shares of common stock, the reverse split will reduce the number of publicly held shares of our common stock (i.e., the holdings of persons other than our officers, directors, and significant stockholders) to approximately 964,214 shares (if effected on a 1-for-8 basis) or approximately 385,686 shares (if effected on a 1-for-20 basis). The relatively small number of shares in the public float is likely to materially and adversely affect the liquidity of our common stock following the reverse split. In addition, we anticipate that as a result of the reverse split, the holdings of many of our stockholders will be reduced to less than a “round lot” (100 shares). Such holders could find it difficult to sell such “odd lots” and are likely to incur increased transaction costs should they seek to do so.

Control by Viking

Immediately following the Securities Exchange, Longview is expected to hold 94.7% of our issued and outstanding common stock and will effectively control our company, and LFI will own an additional 1.1% of our common stock. Viking, through its power to make all investment decisions for Longview and LFI, will possess the ability, through exercise of Longview’s and LFI’s voting power and their power to elect all of our directors (including any directors who are required to be “independent” under the rules of any stock exchange on which we may list our common stock) to dictate the actions of our company, to approve any action requiring stockholder approval (or reject any such action with which it disagrees), including acquisitions and unsolicited takeover proposals, and to delay, defer or prevent a change of control of our company which stockholders might otherwise view favorably. Under the DGCL, a holder of 90% of the voting stock of a company has the right to effect a “short-form” merger with such company without the vote or consent of the minority stockholders.

Effectiveness of the Reverse Stock Split

The reverse stock split is expected to become effective upon filing of the Certificate Amendment with the office of the Secretary of the State of the State of Delaware (which will not occur until at least twenty (20) days following the mailing of this Information Statement), or such later date as is specified in the Certificate Amendment (in either case, the “Effective Date”). The reverse stock split will take place on the Effective Date without any action on the part of the holders of the pre-split common stock.

Certificates and Fractional Shares; Round Lots

After the Effective Date, each certificate representing shares of our outstanding common stock will automatically represent a number of shares of post-split common stock into which the shares of pre-split common stock have been converted as a result of the reverse stock split. New stock certificates will not be issued at this time, and it will not be necessary for stockholders of the Company to exchange their existing stock certificates. Certificates evidencing post-split shares of our common stock issued after the reverse split will carry a different CUSIP number from the number currently set forth on our share certificates. No fractional shares of post-split common stock will be issued. If the reverse stock split would result in a fraction of a share, then we will round up all such fractions of a share held by a single stockholder to a full share, and the holder shall be entitled to receive a whole share in lieu of such fraction or fractions.

In any transaction in which old certificates that contain a restrictive legend are surrendered and replaced by new certificates representing post-split common stock, the new certificates will be issued with the same restrictive legend. As applicable, the time period during which a stockholder has held our outstanding common stock will be included in the time period during which such stockholder actually holds the post-split common stock received in exchange for such outstanding common stock for the purposes of determining the term of the restrictive period applicable to the post-split common stock.

Impact of the Reverse Stock Split

The principal effect of the reverse stock split will be to decrease the number of shares of common stock outstanding in proportion to the ratio used to effect the reverse stock split. For example, based on approximately 38,552,749 shares outstanding, our outstanding shares would be reduced to approximately 4,819,094 shares, assuming an exchange ratio of 1-for-8, or approximately 1,927,638 shares, assuming an exchange ratio of 1-for-20. The reverse stock split could also increase the price of our common stock and improve the marketability and liquidity of our common stock, but there can be no assurance that it will have these effects. For more information, see “Potential Effects of the Reverse Stock Split on the Market for our Common Stock” above.

The following table shows our outstanding capitalization (shares issued and outstanding, shares reserved for issuance pursuant to convertible securities, warrants and options, and authorized but unreserved shares) following the reverse stock split and the Securities Exchange, based on an assumed reverse stock split ratio of 1-for-8, 1-for-12 and 1-for-20. In all cases, after consummation of the reverse split and the Securities Exchange, our authorized capitalization will continue to be 50,000,000 shares of common stock.

Assumed Reverse Split Ratio	Issued and Outstanding	Reserved for issuance pursuant to convertible securities, warrants and options	Authorized but unissued and unreserved
1-for-8	32,127,291	12,623,805	5,248,904
1-for-12	21,418,194	8,415,870	20,165,936
1-for-20	12,850,916	5,049,522	32,099,562

The shares of post-split common stock will be fully paid and non-assessable. The Certificate Amendment relating to the reverse stock split will not change the terms of our common stock. The shares of the post-split common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the pre-split common stock now authorized and held by our stockholders. The reverse stock split will not alter an existing stockholder’s percentage ownership of common stock. However, the purpose of the reverse stock split is to enable and facilitate the Securities Exchange, which will result in immediate and substantial dilution of each existing stockholder’s percentage ownership other than Longview.

The reduction in the number of outstanding shares will affect the presentation of stockholders’ equity in our balance sheet. Because the par value of the shares of our common stock is not changing as a result of the reverse stock split, our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. However, as a result of the Securities Exchange, there will be additional paid-in capital from the investors, including Longview.

The reverse stock split is not intended as, and will not have the effect of, a “going private” transaction. We do not presently intend to de-register our common stock or to cease filing Exchange Act reports and we have agreed to continue to file Exchange Act reports under the Securities Exchange Agreement. In addition, because all shareholdings will be rounded up to the nearest whole share after giving effect to the reverse stock split, the number of holders of our common stock will not be reduced by the reverse stock split. We will therefore continue to be subject to the periodic reporting requirements of the Exchange Act.

Federal Income Tax Consequences

The following summary of material U.S. federal income tax consequences of the reverse stock split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, certain U.S. expatriates, broker-dealers, tax-exempt entities, retirement plans, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of such pass-through entities.

The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively, as well as prospectively. This summary also assumes that the shares of common stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

Each stockholder is urged to consult with such stockholder’s tax advisor with respect to the particular tax consequences of our reverse stock split.

No gain or loss will be recognized by a stockholder as a result of the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the shares surrendered as a result of the reverse stock split. The stockholder’s holding period for the shares received in the reverse stock split will include the period during which the stockholder held the shares surrendered as a result of the reverse stock split.

We have not sought any ruling from the Internal Revenue Service or an opinion of counsel with respect to the statements made and the conclusions reached in this summary. Our views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

OUR NAME CHANGE

Under our Certificate of Incorporation, as presently in effect, our name is “River Capital Group, Inc.” Our Board of Directors unanimously approved and declared advisable a change of the name of our company from “River Capital Group, Inc.” to “Sonterra Resources, Inc.” Stockholder approval for the Certificate Amendment changing our name was obtained by written consent of the Majority Stockholders. The Certificate Amendment effecting the name change will become effective following filing with the Secretary of the State of the State of Delaware, which will not occur earlier than the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date. A copy of the Certificate Amendment is attached to this Information Statement as Annex B.

Purposes of the Name Change

The assets we will acquire in the Securities Exchange consist primarily of a pipeline, leasehold interests, working interests and revenue interests in certain real properties and related projects related to the extraction and processing of oil, gas or other mineral resources. Upon the acquisition of such properties and assets, our business will change to exploration for and production of oil and gas. In connection with such acquisitions to be funded by the Securities Exchange, the Board of Directors has determined that the change of our name to “Sonterra Resources, Inc.”, the current full name of Sonterra, is in the best interest of our stockholders.  Sonterra will become our wholly owned subsidiary and will change its name to a name other than “Sonterra Resources, Inc.”

THE 2007 NON-QUALIFIED STOCK OPTION PLAN

 The requisite stockholders approval of the 2007 Plan was obtained on December ___, 2007 in order for the 2007 Plan to be qualified for the exemptions under Section 162(m) of the Code.

Purpose of the 2007 Plan

It is a condition under the Securities Exchange Agreement that a new management stock option plan be established upon consummation of the Securities Exchange. Pursuant to the 2007 Plan, we will grant options to Messrs. Pawelek and Psencik and Ms. Spurlock to purchase a total of 51,403,665 shares of common stock, subject to adjustment to reflect the reverse stock split. The purpose of the 2007 Plan is to advance our interests by encouraging and providing for the acquisition of an equity interest in us by the Principals through the grant of options to purchase our common stock.  The 2007 Plan will enable us to retain the best services of the Principals by aligning their interest with our interests.

Eligible Participants under the 2007 Plan

The 2007 Plan provides generally for the grant of options to purchase our common stock to our directors, executive officers and employees. However, no further options under the 2007 Plan will be granted subsequent to the grants to be made to the Principals.

Terms of the 2007 Plan

The number of shares underlying the options to be granted under the 2007 Plan will equal a number of shares that will constitute, in the aggregate, 20% of our outstanding common stock after giving effect to the reverse stock split and the Securities Exchange. One-third of the options will be granted to each Principal. The options under the 2007 Plan will be granted in three tranches: one third (1/3) of the options will be granted at an exercise price per share of common stock equal to the fair value of such shares, to be determined by the Board of Directors at the time when the options are first granted under the 2007 Plan, but not less than the exercise price of the Warrant to be issued to Longview in the Securities Exchange (the “Initial Option Price”); one third (1/3) of the options will be granted at an exercise price equal to 130% of the Initial Option Price and one third (1/3) of the options shall be granted at an exercise price equal to 150% of the Initial Option Price. The options will have a term of 10 years. One third (1/3) of the options in each tranche will vest on each of the first three anniversaries following the closing of the Securities Exchange. A copy of the 2007 Plan is attached to this Information Statement as Annex C.

The table below sets forth the benefits amounts that are expected to be received by each Principal and certain other persons under the 2007 Plan.

NEW PLAN BENEFITS

The 2007 Non-Qualified Stock Option Plan

Name and Position	Maximum Dollar Value ($)	Maximum Number of Units
Michael Pawelek	(1)	17,134,555
Wayne Psencik	(1)	17,134,555
Sherry L. Spurlock	(1)	17,134,555
Howard Taylor	N/A	0
Richard Freer	N/A	0
Current and future executive officers as a group	(1)	51,403,665
Non-Executive Director Group	N/A	0
Non-Executive Officer Employee Group	N/A	0

(1) The closing bid price for our common stock on November 27, 2007 was $0.33 per share.

Tax Consequences of the 2007 Plan

Non-Qualified Options.

An optionee will not recognize any taxable income upon the grant of a non-qualified option under the 2007 Plan. Upon exercise, the optionee will recognize ordinary compensation income, which is generally measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. Any taxable income recognized in connection with an option exercise is subject to income and social security tax withholding by us.  Upon a disposition of such shares by the optionee, any difference between the sale price and the fair market value of the shares at exercise, is treated as long-term or short-term capital gain or loss, depending on how long the shares were held after exercise. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income taxable to the optionee upon option exercise.

Section 409A of the Code.

Section 409A of the Internal Revenue Code imposes penalties, on and after January 1, 2005, on certain deferred compensation arrangements that do not meet the requirements of Section 409A. Under Section 409A, penalties are imposed only on participants and not on us.  Generally, if at any time during a taxable year the 2007 Plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the 2007 Plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in the participant’s gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and a 20% penalty tax. Interest at the underpayment rate plus one percentage point is imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when the award was first deferred, or if later, when the award became no longer subject to a substantial risk of forfeiture. In general, options will meet the requirements of Section 409A if the option exercise price is at least equal to the fair market value of the underlying shares on the date the option is granted.

AUTHORIZATION BY THE BOARD OF DIRECTORS

On August 3, 2007, the Board of Directors adopted resolutions approving the reverse stock split, the name change and the adoption of the 2007 Plan. The Board of Directors is authorized to amend our Certificate of Incorporation, as amended, by filing the Certificate Amendment to effect the reverse stock split of all issued and outstanding shares of our common stock at an exchange ratio ranging from 1-for-5 to 1-for-20. The Certificate Amendment will also change our name to “Sonterra Resources, Inc.”

The Board of Directors will have the sole discretion to elect, based on its determination of the best interests of our company and our stockholders, at which ratio within the approved range to effect the reverse stock split at any time with 120 days after ______, 2007.  The Board of Directors believes that approval by the Majority Stockholders of the proposal granting this discretion to the Board of Directors, rather than approval of an immediate reverse stock split at a specified ratio, provides the Board of Directors with maximum flexibility to react to market conditions current at the time, as well as other then current facts and circumstances. The Board of Directors believes that the grant to it of this discretion will best achieve the purposes of the reverse stock split and serve the best interests of our company and our stockholders. It should be noted that although the Board’s resolutions authorize implementation of the reverse stock within a range of ratios from 1-for-5 to 1-for-20, the minimum ratio at which the reverse stock split would enable us to have a sufficient number of authorized shares available to complete the Securities Exchange and reserve a sufficient number of shares for issuance upon exercise of the new options and the Warrant is 1-for-8.

Accordingly, our board of directors will not consider a ratio for the reverse stock split of less than 1-for-8. Our board of directors will consider a reverse split ratio that will facilitate the ease of administration and computation and that will likely result in the largest practicable public float remaining outstanding. As a result, we expect that the reverse split will likely be effected at a ratio of between 1-for-8 and 1-for-10.

The Board of Directors may elect to abandon the reverse stock split at its sole discretion, subject to Longview’s contractual rights under the Securities Exchange Agreement. One major purpose of the reverse stock split is to enable and facilitate the Securities Exchange, the consummation of which is conditioned on satisfaction of the conditions contained in the Securities Exchange Agreement. There is no assurance that the Securities Exchange will be consummated and, if it is not, the Board of Directors will not implement the reverse stock split or the change of our name, nor will the 2007 Plan be implemented.

In connection with its approval of the reverse stock split, the name change and the 2007 Plan, the Board of Directors elected to obtain stockholder approval through the written consent of the Majority Stockholders rather than to convene a meeting of stockholders in order to reduce associated costs and implement the proposals in a cost effective and timely manner.

CONSENTING STOCKHOLDERS

Under the DGCL and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, consent to such action in writing.  Approval of the Certificate Amendment for the reverse stock split, the change of our name and the 2007 Plan requires the affirmative vote or written consent of a majority of the issued and outstanding shares of our common stock.  On December ___, 2007, Longview, LFI and Concorde Capital Limited (a corporation wholly owned by our President Howard Taylor), being the respective record holder(s) of 22,285,614 shares, 3,390,660 shares and 5,156,639 of our common stock, representing, in the aggregate, approximately 80.0% of the outstanding shares of our common stock and constituting the Majority Stockholders, consented in writing to the reverse stock split, the Certificate Amendment and the adoption of the 2007 Plan.

As described above, a major purpose of the reverse stock split is to enable and facilitate the Securities Exchange. The proceeds from the investments by Longview will be used to provide working capital to fund our operations following the consummation of the Securities Exchange. It is in the interest of Longview to approve the reverse stock split and the Certificate Amendment. In addition, it is expected that, after the completion of the Securities Exchange, Longview will own approximately 94.7% of the total outstanding shares of our common stock and its affiliate LFI will own an additional 1.1% of our common stock. See “Reverse Stock Split at a Ratio of At Least 1-for-5 and up to 1-for-20 -- Control by Viking” above.

The approval of the reverse stock split at an exchange ratio ranging from 1-for-5 to 1-for-20 and the name change pursuant to the Certificate Amendment by the Board of Directors and the Majority Stockholders constitute all necessary corporate approvals in connection therewith. We are not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. Except for the final determination of the split ratio by the Board, all necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the DGCL and the Exchange Act.

We expect to file the Certificate Amendment with the office of the Secretary of the State of the State of Delaware immediately prior to the closing of the Securities Exchange, but in no event earlier than the expiration of the 20 day period mandated by Regulation 14C and the provisions of the DGCL. The Certificate Amendment will become effective upon such filing or such later date as is specified therein.

THE SONTERRA ACQUISITIONS

Sonterra was incorporated in Delaware in April 2007 by Michael J. Pawelek, Wayne A. Psencik and Sherry L. Spurlock, who serve as the executive management team of Sonterra, with the intention of becoming an independent oil and gas exploration and production company primarily engaged in the acquisition, exploration and development of oil and gas properties in the Texas Gulf Coast region. In August 2007, Sonterra purchased interests in certain oil and gas properties and related assets from Cinco and Flash in two separate transactions for an aggregate amount of approximately $5.9 million. Sonterra also incurred transaction fees totaling approximately $694,000, of which $318,950 was allocated to debt issuance costs and $375,000 was incurred to transaction fee expense.  The properties and related assets acquired by Sonterra in the Sonterra Acquisitions constitute substantially all of the assets of Sonterra and, upon completion of the Securities Exchange, will constitute substantially all of our assets on a consolidated basis. The following discussion provides additional information regarding Sonterra and the Sonterra Acquisitions, including certain unaudited pro forma financial information that shows the pro forma effect of the Sonterra Acquisitions and the Securities Exchange.

Description of the Sonterra Business and Properties

Sonterra is an independent oil and gas company engaged in the acquisition, exploration, development and production of offshore domestic U.S. oil and gas properties and has been operating since its inception in April 2007.  In September, 2007, Sonterra formed a wholly-owned subsidiary, Sonterra Operating, Inc., to act as the named operator of the oil and gas properties that Sonterra operates.  Sonterra primarily operates in Matagorda Bay, offshore the Texas coast. Through the Sonterra Acquisitions in August 2007, Sonterra assembled combined acreage of approximately 3,500 gross (900 net) acres with the opportunity to explore for, develop and produce oil and natural gas in several prospects, an interest in two gross producing gas wells (a 58.4% aggregate net interest in the wells before payout and 53.5% aggregate net interest after payout), and a seven-mile pipeline that connects both of Sonterra’s current producing offshore wells to an onshore separation facility. In the first acquisition, on August 3, 2007, Sonterra purchased for approximately $5.0 million cash 60% of the interests held by Cinco in the Texas State Tract 150 Wells No. 1 and No. 2 located in Matagorda Bay, Texas, as well as the 320-acre oil and gas lease related to those wells and certain other leases covering approximately 3,200 additional acres located in Matagorda Bay. In the second transaction, on August 29, 2007, Sonterra purchased for approximately $1.2 million cash all of the interests held by Flash in the Texas State Tract 150 Wells No. 1 and No. 2 and a seven-mile pipeline that connects the wells to the Keller Bay onshore facility located in Calhoun County, Texas.

Sonterra has identified four additional drilling locations on its acquired acreage and expects to drill a well on the first location during the fourth quarter of 2007. At December 31, 2006, the estimated total proved developed and undeveloped oil and gas reserves of the properties acquired in the Sonterra Acquisitions on a pro forma basis were approximately 2,272 million cubic feet (MMcf) of natural gas and 91,000 barrels (Bbls) of oil. Sonterra’s proved reserves are approximately 81% gas and 52.6% proved developed. Using prices as of December 31, 2006, the proved reserves of the properties acquired in the Cinco Acquisition and the Flash Acquisition had an estimated pre-tax net present value, discounted at 10%, or PV-10, of approximately $5.8 million. For estimates of Sonterra’s total proved developed and undeveloped oil and gas reserves, the estimated changes in the quantities of such reserves from December 31, 2005 to December 31, 2006 and a standardized measure of estimated future net cash flows attributable to Sonterra’s proved developed and undeveloped oil and gas reserves, see Note C to the audited financial statements of Certain Acquired Oil and Gas Properties included in this Information Statement.

For additional information regarding Sonterra’s operations, its plans for exploration for and development and production of oil and gas on the properties acquired in the Cinco Acquisition and the Flash Acquisition, see “Management’s Plan of Operation,” below. Sonterra’s (and after consummation of the Securities Exchange, our) principal source of funds for financing such exploration and development activities will be the right, subject to the conditions set forth in the Securities Exchange Agreement, to require Longview to purchase additional Notes. See “The Securities Exchange – Additional Terms Under the Notes.”

Management’s Plan of Operation

Sonterra’s primary source of liquidity is cash flow from operations. It also has the right, subject to satisfaction of various conditions, in its discretion to require Longview to purchase secured notes in the principal amount of up to $2,000,000 per fiscal quarter, up to an aggregate principal amount that may not exceed an aggregate of $10,000,000.  As of the date of this information statement, Sonterra has sold the secured Sonterra Non-Equity Note in the principal amount of $2,000,000 to Longview.  After the closing of the Securities Exchange, additional promissory notes will by issuable to Longview by us, rather than Sonterra. Sonterra believes that after the closing of the Securities Exchange, it will have sufficient sources of capital, including access to the proceeds of Additional Notes issued by us, to fund its operations for the next 12 months, and its future funding requirements will depend on numerous factors, including ongoing costs associated with investigating and acquiring potential oil and gas prospects, exploration and other development costs of acquired oil and gas leases, and costs to recruit and train qualified personnel.

Sonterra will be the operator of the wells acquired in the Sonterra Acquisitions and intends to drill wells in the exploratory prospects that it acquired through the Sonterra Acquisitions. Sonterra also needs to acquire acreage to offset one of the exploratory prospects. In addition to drilling the exploratory prospects, Sonterra intends to make at least one production acquisition within the next six months, which would require additional funds to be raised. At the date of this Information Statement, Sonterra does not presently have any agreements or commitments to make any such additional acquisitions, and there is no assurance that Sonterra will have available the funds necessary to complete any acquisition or that it will be able to reach an agreement to acquire additional prospects on acceptable terms, if at all.

The business model of Sonterra is based on finding production acquisitions with upside proven locations to be drilled. These acquisitions will have associated production equipment. Sonterra does not currently have any employees, but reimburses BOSS for the services of 12 BOSS employees, including the Principals. In addition to the Principals, Sonterra expects that such other BOSS employees will become Sonterra employees after the closing of the Securities Exchange. The number of acquisitions Sonterra completes, if any, will determine whether Sonterra will hire additional employees. There is the potential for a significant increase in the number of employees, once the Securities Exchange closes in the event that Sonterra acquires additional oil and gas properties and related assets.

As of the date of this information statement, Sonterra does not have any off-balance sheet arrangements.

At the closing of the Securities Exchange, we will issue our Initial Note to Longview in exchange for the Sonterra Non-Equity Note and the Sonterra Non-Equity Note will be cancelled.  Thereafter, we will have the right, subject to satisfaction of the conditions in the Securities Exchange Agreement, to require Longview to purchase additional Notes in the principal amount of up to $2,000,000 per fiscal quarter, up to an aggregate principal amount that may not exceed, together with the Initial Note, $10,000,000.  The Securities Exchange Agreement significantly restricts our ability to incur indebtedness other than by issuing additional Notes to Longview.  See “The Securities Exchange – The Securities Exchange Agreement – Negative Covenants.”  Accordingly, we are unable to satisfy the conditions precedent to Longview’s obligation to purchase Additional Notes set forth in the Securities Exchange Agreement and Longview is unwilling to waive or modify such conditions, we would likely be unable to raise the funds required to make the acquisitions contemplated by our business model.

Unaudited Pro Form Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated financial statements set forth below are based on the audited financial statements of the Company included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 filed with the SEC; the audited financial statements of Certain Acquired Oil and Gas Properties for such year and for the period January 1, 2007 to August 3, 2007 included in this Information Statement; the audited financial statements of Sonterra Resources, Inc. for the period of its inception, April 17, 2007 to September 30, 2007 included in this Information Statement; and the unaudited financial statements of the Company included in the Company’s Quarterly Report on Form 10-QSB for the nine months ended September 30, 2007.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 give effect to the Sonterra Acquisitions and the financing described under “The Securities Exchange – The Sonterra Financing” and “- Additional Terms Under the Notes” as if each had occurred on January 1, 2006.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 gives effect to those transactions described under “The Securities Exchange – The Sonterra Financing” that are expected to involve the exchange of securities and effect our acquisition of Sonterra Resources, Inc.  Because the Sonterra Acquisitions and related debt transactions have occurred and have been reflected in the September 30, 2007 balance sheet for Sonterra Resources, Inc., no pro forma adjustments related to these transactions have been made to the unaudited pro forma condensed consolidated balance sheet.  The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the SEC for the preparation of pro forma financial statements. They are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable and are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. We emphasize, however, that the unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the Company’s and the Certain Acquired Oil and Gas Properties’ and Sonterra’s actual combined performance or financial position would have been had the transactions occurred on the dates indicated and do not purport to indicate financial position or results of operations as of any future date or for any future period.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007

	RCGI	Sonterra Resources, Inc.	Pro Forma Adjustments Related to Acquisition of Sonterra Resources, Inc. (Note A, C)	Pro Forma Consolidated Balance Sheet

Assets
Current Assets
Cash and equivalents	$95,016	$1,623,581	$-	$1,718,597
Accounts receivable, net	-	401,856	-	401,856
Prepaid expenses and other	28,290	-	-	28,290
Total Current Assets	123,306	2,025,437	-	2,148,743

Property and Equipment, net
Oil and Gas Properties, full cost method
Unproved properties	-	695,505	-	695,505
Proved properties	-	4,323,586	-	4,323,586
Pipelines and facilities	-	813,927	-	813,927
Other property and equipment	-	58,000	-	58,000
Total Property and Equipment, net	-	5,891,018	-	5,891,018

Other Assets
Debt issuance costs, net of amortization	-	312,548	-	312,548
	-	312,548	-	312,548

Total Assets	$123,306	$8,229,003	$-	$8,352,309

Refer to accompanying notes to the unaudited pro forma condensed consolidated financial statements.

	RCGI	Sonterra Resources, Inc.	Pro Forma Adjustments Related to Acquisition of Sonterra Resources, Inc. (Note A, C)		Pro Forma Consolidated Balance Sheet

Liabilities
Current Liabilities
Accounts payable, trade
and accrued liabilities	$46,127	$500,057	$-		$546,184
Interest payable	-	156,716	-		156,716
Accounts payable to related parties	115,868	-	-		115,868
Total Current Liabilities	161,995	656,773	-		818,768

Noncurrent Liabilities
Long-term debt	-	7,990,010	(5,990,010)	(3)	2,000,000
			(2,000,000)	(4)
			2,000,000	(4)
Asset retirement obligation	-	105,510	-		105,510
Total Noncurrent Liabilities	-	8,095,520	(5,990,010)		2,105,510

Total Liabilities	161,995	8,752,293	(5,990,010)		2,924,278

Shareholders’ Equity (Deficit)
Common stock	38,552	10,890	(900)	(3)	257,018
			218,466	(3)
			(9,990)	(3)
Additional paid in capital	2,397,193	-	5,771,544	(3)	7,645,447
			9,990	(3)
			(533,280)	(3)
Treasury stock	-	(900)	900	(3)	-
Retained earnings (deficit)	(2,474,434)	(533,280)	533,280	(3)	(2,474,434)
Total Shareholders’ Equity (Deficit)	(38,689)	(523,290)	5,990,010		5,428,031

Total Liabilities and Shareholders’
Equity (Deficit)	$123,306	$8,229,003	$-		$8,352,309

Refer to accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed consolidated Statement of Operations
For the Months Ended September 30, 2007

	RCGI	Sonterra Resources, Inc.	Pro Forma Adjustments Related to Acquisition of Sonterra Resources, Inc. (Note A, C)		Certain Acquired Properties	Pro Forma Adjustments Related to Acquisition of Certain Properties (Note B, D)		Pro Forma Consolidated Statement of Operations

Revenues
Oil and gas sales	$-	$317,057	$-		$1,883,900	$28,853	(6)	$2,229,810
Other operating income	-	134,186	-		88,539	17,135	(6)	239,860
Total Revenues	-	451,243	-		1,972,439	45,988		2,469,670

Costs and Expenses
Lease operating expenses	-	145,293	-		730,335	30,111	(6)	905,739
Production taxes	-	20,280	-		123,885	1,785	(6)	145,950
Pipeline operating expenses	-	-	-		6,563	-		6,563
Depreciation, depletion and
amortization	-	145,071	-		584,013	(38,293)	(8)	690,791
General and administrative	276,970	500,370	-		71,800	5,800	(6)	854,940
Total Costs and Expenses	276,970	811,014	-		1,516,596	(597)		2,603,983

Other Income (Expense)
Interest income	2,148	-	-		-	-		2,148
Other income	130,000	-	-		-	-		130,000
Interest expense	(322)	(173,509)	-		-	(45,313)	(7)	(286,942)
						(67,798)	(9)
Total Other Income (Expense)	131,826	(173,509)	-		-	(113,111)		(154,794)

Income (loss) before tax	(145,144)	(533,280)	-		455,843	(66,526)		(289,107)
Income tax expense	-	-	-		173,220	10,252	(6)	183,472

Net Income (Loss)	$(145,144)	$(533,280)	$-		$282,623	$(76,778)		$(472,579)

Net Income (Loss) Per Share
Basic and diluted	$(0.00)	N/A	$-					$(0.02)

Weighted average shares
outstanding
Basic and diluted	38,517,381	182	(182)	(3)				25,714,564
			218,465,578	(3)
			(231,268,395)	(5)

Refer to accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2006

	RCGI	Sonterra Resources, Inc.	Pro Forma Adjustments Related to Acquisition of Sonterra Resources, Inc. (Note A, C)		Certain Acquired Properties	Pro Forma Adjustments Related to Acquisition of Certain Properties (Note B, D)		Pro Forma Consolidated Statement of Operations

Revenues
Oil and gas sales	$-	$-	$-		$4,722,640	$-		$4,722,640
Other operating income	-	-	-		168,002	-		168,002
Total Revenues	-	-	-		4,890,642	-		4,890,642

Costs and Expenses
Lease operating expenses	-	-	-		1,210,208	-		1,210,208
Productions taxes	-	-	-		306,912	-		306,912
Pipeline operating expenses	-	-	-		5,080	-		5,080
Depreciation, depletion and
amortization	-	-	-		1,514,496	(11,374)	(8)	1,503,122
Impairment of pipeline	-	-	-		1,330,000	-		1,330,000
General and administrative	640,564	-	-		216,000	-		856,564
Total Costs and Expenses	640,564	-	-		4,582,696	(11,374)		5,211,886

Other Income (Expense)
Interest income	2,073	-	-		-	-		2,073
Interest expense	(208,881)	-	-		-	(298,448)	(7)	(639,245)
						(131,916)	(9)
Total Other Income (Expense)	(206,808)	-	-		-	(430,364)		(637,172)

Income before tax	(847,372)	-	-		307,946	(418,990)		(958,416)
Income tax expense	-	-	-		117,019	-	(10)	117,019

Net Income (Loss)	$(847,372)	$-	$-		$190,927	$(418,990)		$(1,075,435)

Net Income (Loss) Per Share
Basic and diluted	$(0.03)	$0.00	$0.00					$(0.04)

Weighted average shares
outstanding
Basic and diluted	26,064,226	30	333	(1)				24,452,980
			(30)	(2)
			(333)	(3)
			218,465,578	(3)
			(220,076,824)	(5)

Refer to accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A)	ACQUISITION OF SONTERRA RESOURCES, INC.

The unaudited pro forma condensed consolidated financial statements reflect the securities transactions described in 1) the original securities purchase agreement between Longview and Sonterra entered into on July 9, 2007, 2) the amended and restated securities agreement between Longview and Sonterra (“Sonterra SPA”) executed on August 3, 2007, and 3) the intended acquisition by us of Sonterra as described by the securities exchange agreement between us and Longview (“Securities Exchange Agreement”) entered into on August 3, 2007.  The transactions described in these agreements are assumed to have occurred on January 1, 2006 (in the case of the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007), or on September 30, 2007 (in the case of the unaudited pro forma condensed consolidated balance sheet as of that date).  The following adjustments have been made to give effect to that transaction.

(1)	Issue 333 shares of Sonterra no par common stock for an agreed upon purchase price of $30 per share to Longview pursuant to the Sonterra SPA.

(2)	Redeem 30 shares of outstanding Sonterra common stock for $30 per share from all shareholders other than Longview pursuant to the Sonterra SPA.

(3)
Exchange 333 shares of Sonterra common stock owned by Longview, the Sonterra Equity Note in the amount of $5,990,010 issued to Longview and the Sonterra Warrant issued to Longview for 218,465,578 shares of RCGI common stock and a Warrant for the purchase of 49,586,777 shares of RCGI common stock.  This transaction occurs pursuant to the Securities Exchange Agreement and represents an exchange of shares between entities under common control, accounted for in the accounts of RCGI by recognizing the assets and liabilities transferred from Sonterra at their carrying amounts at the date of transfer.  The retained deficit of Sonterra at the date of transfer is reclassified to additional paid in capital in the accounts of RCGI.

(4)	Exchange Sonterra Non-Equity Note issued to Longview for the Initial Note issued to Longview pursuant to the Securities Exchange Agreement.

(5)	Reduce shares of our common stock outstanding to give effect to the reverse stock split, assuming such split will occur at a 1-for-10 rate.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - continued

B)	ACQUISITION OF CERTAIN ACQUIRED OIL AND GAS PROPERTIES

On July 9, 2007, Sonterra Resources, Inc., (“Sonterra”) entered into a purchase and sale agreement with Cinco Natural Resources Corporation (“Cinco”) for the acquisition of certain oil and gas interests in Calhoun and Matagorda Counties, Texas (the “Cinco Acquisition”).  Also on July 9, 2007, pursuant to the original securities purchase agreement with Sonterra, Longview advanced $322,500 to Sonterra, evidenced by a senior secured note of Sonterra (the “Deposit Note”). On August 3, 2007, in connection with the closing of the Cinco Acquisition and pursuant to the Sonterra SPA, Longview advanced $5,990,010 to Sonterra (of which $322,500 refinanced the Deposit Note) evidenced by the Sonterra Equity Note issued to Longview. On August 3, 2007, Sonterra closed the Cinco Acquisition and also entered into a purchase and sale agreement with Flash Gas and Oil Southwest for the purchase of the remaining properties constituting the Sonterra Acquisitions (the “Flash Acquisition”).  On August 29, 2007, Sonterra issued a promissory note in the principal amount of $2,000,000 (“Sonterra Non-Equity Note”) to Longview and closed the Flash Acquisition with proceeds from the Non-Equity Note.  Collectively, the properties acquired in the Cinco Acquisition and the Flash Acquisition are referred to as “Certain Acquired Oil and Gas Properties.”  Because the acquisition of Certain Acquired Oil and Gas Properties and related debt transactions have occurred and have been reflected in the September 30, 2007 balance sheet for Sonterra Resources, Inc., no pro forma adjustments related to these transactions have been made to the unaudited pro forma condensed consolidated balance sheet presented as of September 30, 2007.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 assume the acquisition of Certain Acquired Oil and Gas Properties and the related debt transactions as if the transactions had occurred on January 1, 2006.  The following adjustments have been made to give effect to the transactions on the pro forma statements of operations.

(6)
The audited financial statements for Certain Acquired Properties are prepared for the period ending August 3, 2007, and accordingly include results of operations through that date.  The properties acquired by Sonterra from Cinco were acquired on August 29, 2007.  This adjustment adds to the pro forma financial information the revenues and expenses for the properties acquired by Sonterra from Cinco for the period August 3, 2007 to August 29, 2007.

(7)
Add interest expense for the year ended December 31, 2006, and adjust interest expense for the nine months ended September 30, 2007 to reflect the amount calculated as if the Initial Note issued to Longview had been outstanding from January 1, 2006.  Interest on the Initial Note accrues at a rate equal to a 3month LIBOR rate plus 8.25%, redetermined for each calendar quarter.  For the calculation of pro forma interest expense adjustments, rates varied from 12.93% to 16.62% per annum for 2006, and from 13.61% to 13.79% per annum for 2007.  The current rate is 13.48% per annum.

(8)
Adjust DD&A expense for the year ended December 31, 2006, and the nine months ended September 30, 2007 to give effect to Sonterra’s acquisition cost as of January 1, 2006.  The DD&A expense was calculated for the oil and gas properties according to the unit-of-production method using estimates of proved reserves as determined by independent engineers.  DD&A expense also includes a component for the depreciation of the pipeline, calculated on a straight-line basis over the estimated useful life of the pipeline.  For the year ended December 31, 2006, a net negative adjustment to DD&A expense was recognized as a result of a positive adjustment for DD&A expense related to the oil and gas properties ($64,063) offset by a negative adjustment for pipeline depreciation ($75,437).  Depreciation reported in the Sellers’ financial statements was calculated for 2006 before the 2006 pipeline impairment was calculated, resulting in a higher depreciation expense based on a higher pre-impairment asset book value.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS – continued

B)	ACQUISITION OF CERTAIN ACQUIRED OIL AND GAS PROPERTIES (continued)

(9)
Add the amortization of capitalized debt issuance costs for the year ended December 31, 2006, and adjust the amortization amount for the nine months ended September 30, 2007 to reflect the amount calculated as if the capitalized debt issuance costs were incurred at January 1, 2006.

(10)
No income tax benefit pro forma adjustment is recorded for the year ended December 31, 2006. The uncertainty of the eventual realization of a deferred income tax asset balance requires the application of a full valuation allowance against any income tax benefit, resulting in a net zero income tax benefit and deferred tax asset.  The Federal and State income tax expense recognized for 2006 and 2007 for the Certain Acquired Properties was kept in place as such amount would be due under the separate return method of computing income taxes.

C)	2007 STOCK OPTION PLAN

Pursuant to a stock option plan to be established as a condition of the Securities Exchange Agreement (“2007 Plan”) and upon consummation of the transactions described therein, options will be granted to each of the three Principals of Sonterra.  The number of shares underlying the options to be granted under the 2007 Plan will equal a number of shares that will constitute, in the aggregate, 20% of our outstanding common stock after giving effect to the reverse stock split and the Securities Exchange.  One-third of the options will be granted to each Principal. The options under the 2007 Plan will be granted in three tranches: one third (1/3) of the options will be granted at an exercise price per share of common stock equal to the fair value of such shares, to be determined by the Board of Directors at the time when the options are first granted under the 2007 Plan, but not less than the exercise price of the Warrant to be issued to Longview in the Securities Exchange (the “Initial

Option Price”); one third (1/3) of the options will be granted at an exercise price equal to 130% of the Initial Option Price and one third (1/3) of the options shall be granted at an exercise price equal to 150% of the Initial Option Price. The options will have a term of 10 years. One third (1/3) of the options in each tranche will vest on each of the first three anniversaries following the closing of the Securities Exchange.  The granting of these options concurrent with consummation of the Securities Exchange Transactions is considered a nonrecurring transaction directly attributable to the acquisition of Sonterra and accordingly, no related pro forma adjustments are reflected on the Unaudited Pro Forma Consolidated Statements of Operations.  The granting of these options has no effect on the Unaudited Pro Forma Consolidated Balance Sheet.

D)	OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES

The following Unaudited information has been prepared in accordance with Statement of Financial Accounting Standard No. 69, Disclosure about Oil and Gas Producing Activities (SFAS 69).

The estimates of proved reserves and related future net cash flows that are presented in the following tables are based upon estimates made by independent petroleum engineering consultants. The reserve information was prepared as of December 31, 2006. Prior period quantities were computed based on the December 31, 2006 reserve information, rolled back for actual production and sales information. Accordingly, there are no “revisions of previous engineering estimates”. There are many inherent uncertainties in estimating proved reserve quantities, projecting future production rates, and timing of development expenditures. Accordingly, these estimates are likely to change as future information becomes available. Proved developed reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS – continued

D)	OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (continued)

Changes in estimated net quantities of conventional oil and gas reserves, all of which are located within the United States, are as follows:

	RCGI	Sonterra Resources, Inc.	Certain Acquired Properties	Consolidated
Proved developed and undeveloped reserves:
Natural gas (mcf):
January 1, 2006 quantities	—	—	2,760,975	2,760,975
Extensions and discoveries	—	—	—	—
Reserves purchased	—	—	—	—
Sales volumes	—	—	(489,138)	(489,138)
Revisions of previous engineering estimates	—	—	—	—
Reserves transferred	—	—	—	—
December 31, 2006 reserve quantities	—	—	2,271,837	2,271,837
rude oil (Bbl):
January 1, 2006 reserve quantities	—	—	111,987	111,987
Extensions and discoveries	—	—	—	—
Reserves purchased	—	—	—	—
Sales volumes	—	—	(21,028)	(21,028)
Revisions of previous engineering estimates	—	—	—	—
Reserves transferred	—	—	—	—
December 31, 2006 reserve quantities	—	—	90,959	90,959
Proved developed reserves:
Natural gas (mcf):
January 1, 2006	—	—	1,694,089	1,694,089
December 31, 2006	—	—	1,204,951	1,204,951
Crude oil (Bbl):
January 1, 2006	—	—	66,995	66,995
December 31, 2006	—	—	45,967	45,967

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - continued

D)	OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (continued)

The following table sets forth a standardized measure of the estimated discounted future net cash flows attributable to proved developed and undeveloped oil and gas reserves. Prices used to determine future cash inflows were based on the December 31, 2006 period end price for the proved developed reserves of $5.64 per mcf of gas and $57.75 per barrel of oil. The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expense was estimated at 35% for combined federal and state rate.

As of December 31, 2006:	RCGI	Sonterra Resources, Inc.	Certain Acquired Properties	Consolidated
Future cash inflows	$—	$—	$17,219,147	$17,219,147
Future production and development costs	—	—	(8,091,886)	(8,091,886)
Future income tax expense	—	—	(3,408,328)	(3,408,328)
Future net cash flows	—	—	5,718,933	5,718,933
10% annual discount to reflect timing of net cash flows	—	—	(2,083,707)	(2,083,707)
Standardized measure of discounted future net cash flows relating to proved reserves	$—	$—	$3,635,226	$3,635,226

The principal factors comprising the changes in the standardized measure of discounted future net cash flows are as follows:

	RCGI	Sonterra Resources, Inc.	Certain Acquired Properties	Consolidated

Standardized measure, January 1, 2006	$—	$—	$4,922,569	$4,922,569
Extensions and discoveries	—	—	—	—
Reserves purchased	—	—	—	—
Development costs incurred	—	—	115,879	115,879
Sales and transfers, net of production costs	—	—	(3,205,520)	(3,205,520)
Revisions in quantity and price estimates	—	—	—	—
Net change in income taxes	—	—	1,063,480	1,063,480
Accretion of discount	—	—	738,818	738,818
Standardized measure, December 31, 2006	$—	$—	$3,635,226	$3,635,226

DESCRIPTION OF OUR CAPITAL STOCK

Our authorized capital currently consists of 50,000,000 shares of common stock. Each share of our common stock entitles its record holder to one (1) vote per share held on all matters submitted to a vote of stockholders. Holders of our common stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares. The holders of our common stock are entitled to dividends and distributions when, as, and if declared by the Board of Directors from funds legally available therefore. Under the Securities Exchange Agreement, however, until the latest of (i) expiration of the period in which we may request Longview to purchase additional Notes, (ii) the date on which no Notes are outstanding and (iii) termination of the security agreement with Longview, we may not declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) on any of our capital stock. Upon liquidation, dissolution or winding up, and after payment of creditors, our assets will be divided pro-rata on a share-for-share basis among the holders our common stock. All shares of common stock now outstanding are fully paid, validly issued and non-assessable. At the close of business on the Record Date, we had 38,552,749 shares of common stock issued and outstanding.

DISSENTERS’ RIGHTS OF APPRAISAL

The DGCL does not provide for dissenter’s rights of appraisal in connection with the reverse stock split or the amendment to our Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of October 31, 2007 (without giving effect to the Securities Exchange or the proposed reverse stock split), for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors; (3) each of our named executive officers and each Principal; and (4) our directors and executive officers as a group.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
The Longview Fund, LP	22,285,614 (2)(4)(5)	57.8% (2)(4)(5)
600 Montgomery Street 44th Floor
San Francisco, CA 94111

Longview Fund International, Ltd.	3,390,660 (3)(4)(5)	8.8% (3)(4)(5)
c/o Nemours Trustees Limited,
Nemours Chambers, Quomar Complex
4F, Road Town, Tortola, British Virgin Islands.

Concorde Capital Limited	5,156,639 (6)	13.4% (6)
Suite 194, 48 Par La Ville Road
Hamilton HM11 Bermuda

Howard Taylor(7)	5,156,639 (6)	13.4% (6)
Suite 312, 7 Reid Street
Hamilton, Bermuda

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
William Dickie (7)	35,000	*
Richard Freer(7)	10,000	*
Michael Pawelek (8)	(9)	(9)
Wayne A. Psencik (8)	(9)	(9)
Sherry L. Spurlock (8)	(9)	(9)
All Officers and Directors as a Group (3 persons) (10)	5,201,639	13.5%

__________________
*less than 1%.

(1) This table is based on 38,552,749 shares of Common Stock outstanding as of October 31, 2007. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from October 31, 2007, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(2) According to a Schedule 13D filed on August 9, 2007 by Viking, Longview, LFI and certain other persons (the “Viking Group 13D”), the sole general partner of Longview is Viking Asset Management Ltd., a British Virgin Islands international business company (“Longview GP”), which provides managerial, investment and administrative services to affiliated entities.  The address of Longview GP is c/o Nemours Chambers, Quomar Complex 4F, Road Town, Tortola, British Virgin Islands.  Longview GP has delegated its investment advisory responsibilities with respect to Longview to Viking which, in its capacity as the investment advisor of Longview GP, makes all investment decisions for Longview.  Viking’s principal address is 600 Montgomery Street, 44th Floor, San Francisco, California 94111.

(3) According to the Viking Group 13D, LFI is a British Virgin Islands international business company that (directly and indirectly through subsidiaries or affiliated companies or both) is principally engaged in the business of investing in equity, debt and other securities and assets. Longview GP is the investment manager of LFI, and Viking is the sub-investment manager of LFI. In accordance with such relationships, LFI has delegated to Longview GP investment advisory responsibilities with respect to LFI. In its capacity as the investment advisor of Longview GP, Viking makes all investment decisions for LFI.

(4) According to the Viking Group 13D, Mr. Peter Benz is the Chairman and Chief Executive Officer and a Managing Member of Viking and may be deemed to control the business activities, including the investment activities, of one or more of Viking, Longview GP, Longview and LFI.

(5) According to the Viking Group 13D, Viking and Longview GP each may be deemed to have shared voting and dispositive authority over the shares of our common stock owned by Longview and LFI, a total of 25,676,274 shares or 66.6% of our outstanding common stock. Mr. Benz, as a control person of Viking, Longview GP, Longview and/or LFI, may be deemed to beneficially own all such shares.

(6) All of these shares are held in the name of Concorde Capital Limited, which is 100% owned and controlled by Howard Taylor, a director and our Chief Executive Officer and Chief Financial Officer.

(7) The address of each of Messrs. Taylor, Dickie & Freer is Suite 312, 7 Reid Street, Hamilton Bermuda, HM11.

(8) The address of each of Messrs. Pawelek and Psencik and Ms. Spurlock is 300 East Sonterra Boulevard, Suite 1220, San Antonio Texas, 78258.

(9) Messrs. Pawelek and Psencik and Ms. Spurlock do not beneficially own any shares of our common stock at the date of this Information Statement. Upon consummation of the Securities Exchange, each will receive options to purchase 17,134,555 shares of our common stock, subject to adjustment to reflect the reverse split of our common stock. See “The 2007 Non-Qualified Stock Option Plan.”

(10) Does not include Messrs. Pawelek and Psencik or Ms. Spurlock. See note (9).

NEW DIRECTOR AND EXECUTIVE OFFICER APPOINTEES

In connection with the Securities Exchange, Mr. Michael Pawelek will be appointed to our Board. It is anticipated that Mr. Taylor and Mr. Dickie will resign from our Board. Because Mr. Pawelek will constitute the sole member of our Board and will be appointed without a meeting of stockholders, Section 14(f) of the Exchange Act and Rule 14f-1 thereunder require that we furnish our stockholders with certain information in connection with the appointment of Mr. Pawelek to our Board of Directors. We are also providing such information regarding all other Principals who, together with Mr. Pawelek, will be our executive officers after the closing of the Securities Exchange.

The following paragraphs set forth, with respect to each of the Principals, the name, age as of October 31, 2007, present principal occupation and employment history during the past five years. Each of the Principals (unless otherwise specified) has informed us that he or she is a U.S. citizen and Mr. Pawelek has consented to act as our director upon appointment. The business address of each Principal is 300 East Sonterra Boulevard, Suite 1220, San Antonio, Texas, 78258.

Michael J. Pawelek, 49, has served as the President of Sonterra since its inception in April 2007. Through October 2007, Mr. Pawelek was also the President of Boss Exploration & Production Corporation, a position he held since 2004. Mr. Pawelek was responsible for the operations of Boss Exploration. From 2000 to 2004, Mr. Pawelek served as a Vice President in control of operations for IBC Petroleum, Inc., where he oversaw the operations of the company. Mr. Pawelek has a bachelor of science degree from Texas A&M University in civil engineering. Mr. Pawelek will become our President and CEO upon the closing of the Securities Exchange.

Wayne A. Psencik, 44, has served as the Vice President—Operations of Sonterra since its inception in April 2007. Through October 2007, Mr. Psencik was also the Vice President of operations of Boss Exploration & Production Corporation, a position he held since June 2005. Mr. Psencik was responsible for the operations of Boss Exploration. Prior to his employment with Boss, Mr. Psencik served as an engineer and drilling manager at El Paso Energy, where he was responsible for the design and implementation of drilling and completion operations and the supervision of staff engineers. Mr. Psencik has a bachelor of science degree from Texas A&M University in petroleum engineering. Mr. Psencik will become our Vice President-Operations upon the closing of the Securities Exchange.

Sherry L. Spurlock, 46, has served as the Chief Financial Officer Controller of Sonterra since its inception in April 2007. Through October, 2007, Ms. Spurlock was also the Chief Financial Officer of Boss Exploration & Production Corporation, a position she held since August 2005. Ms. Spurlock was responsible for the preparation of the financial statements and other financial and accounting matters for Boss Exploration. Prior to her employment with Boss, Ms. Spurlock was the controller and held various other financial positions with United Oil & Minerals, LP.  Ms. Spurlock is a CPA and has a bachelors of business administration degree from Stephen F. Austin State University in accounting.  Ms. Spurlock will become our Chief Financial Officer upon the closing of the Securities Exchange.

None of the Principals has during the past five years (i) been convicted in a criminal proceeding or (ii) been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws. None of the Principals are currently a director of or holds any position with us. None of the Principals has any family relationship with any of our director, executive officer or key employees.

DIRECTORS AND EXECUTIVE OFFICERS

Information about our executive officers and directors as of October 31, 2007 follows:

Name	Age	Position
Howard Taylor	46	Chief Executive Officer, Chief Financial Officer and Director
William Dickie	64	Director
Richard Freer	66	Secretary

Howard Taylor, Chief Executive Officer, Chief Financial Officer and Director. Mr. Taylor was appointed as a director and our Chief Executive Officer in April 2004 and as Chief Financial Officer in January 2006. Mr. Taylor has been the sole stockholder and a director of Concorde Capital Limited, a privately held investment company based in Bermuda, since 1995. Mr. Taylor was previously an executive with County Natwest Securities, an international investment bank. He has been a director with an NASD and SFA broker dealer, experienced in both the London and United States markets. He has held the NASD Series 7, 24 and 63 licenses and is a Fellow of the Securities Institute in the United Kingdom. Mr. Taylor has extensive experience in the sourcing, structuring and execution of a broad range of private equity transactions.

William P. Dickie, Director. Mr. Dickie served as one of our directors from August 1999 to December 31, 2005 and was subsequently re-appointed a director in June 2007. On September 3, 2003, Mr. Dickie was appointed as our Secretary and Chief Financial Officer and he served in those positions until December 31, 2005. From 2001 to present, Mr. Dickie has been the owner and President of Cognate Engineering Services Inc., a company that provides administrative and consulting services to public and private companies ranging from accounting, corporate secretarial and office accommodations to financing, business proposals and restructuring.

Richard Freer. Mr. Freer was appointed as Secretary for our company in February 2006. Mr. Freer has over 40 years of experience in international finance. A citizen of Canada, Mr. Freer has served since 2005 as Finance Director and Secretary of Concorde Capital Limited, a private investment company located in Bermuda. Since 1996, Mr. Freer has also served as Chief Financial Officer of D.J. Limited, an investment group dealing in international money management and corporate finance located in Bermuda.

INTEREST OF CERTAIN PERSONS IN THE REVERSE STOCK SPLIT
AND THE SECURITIES EXCHANGE

Except as described below, directors, officers, the Principals and more then 5% stockholders do not have any interest in the reverse stock split, the Certificate Amendment and the 2007 Plan other than their interests as stockholders, and the respective number of shares held by such persons will be reduced in the reverse stock split to the same extent as our other stockholders.

Employment Agreements

Each of Messrs. Pawelek, Psencik and Spurlock will enter into an employment agreement with us pursuant to which they will be employed by us as Chief Executive Officer, Vice President-Operations and Chief Financial Officer, respectively. Their base salaries will initially be $200,000, $180,000 and $120,000 per year, respectively, subject to adjustment as determined by the Board of Directors in its sole discretion. Each agreement provides that the employee will be entitled to participate in all employee benefit plans, programs and arrangements that we generally make available to our senior executives and that we shall provide them with health, dental, disability and life insurance under the group health, dental disability and life insurance programs we maintain for full-time salaried employees.

Each agreement acknowledges that we are not required to adopt or maintain any type of plan or policy but requires that we provide health insurance for the employee and his or her family at all times during the employment term.  Each agreement contains provisions prohibiting the employee from disclosing our confidential or proprietary information and requiring assignment to us of proprietary rights relating to our business that arise from the employee’s physical presence at our premises or use of our physical or intellectual property, or that are based on information gained by the employee through employment with us.

Each employment agreement has an initial term of two years and is thereafter automatically extended for additional terms of one year unless either party gives notice of termination at least 90 days prior to the end of the initial term or any one-year extension. We may terminate the agreements for “cause,” including dishonesty in the performance of the employee’s duties, conviction of certain crimes, willful acts or omissions by the employee that are or are likely to be injurious to us, material breach of the agreement, appropriation of a corporate opportunity or material asset, inability to register our securities with the SEC or list our securities on a stock exchange due to the employee’s failure to disclose background information, or failure of the employee to comply with lawful directives of our board not inconsistent with the agreement.  We may also terminate the agreement at any time without cause.  The agreements also terminate upon death or disability of the employee.  An employee may terminate the agreement for “good reason,” which is defined as a material breach by us not cured within 30 days after notice from the employee, relocation of our principal offices outside of San Antonio, Texas, or a reduction of the employee’s base salary in connection with a general reduction applicable to all employees that is not fully restored to the original amount within 90 days.  Upon termination for death or cause, we are required to pay the employee’s accrued and unpaid base salary and vacation and the employee’s reimbursable expenses through the termination date. Upon termination for disability, we are required to pay the employee’s accrued vacation and reimbursable expenses and to continue to provide group medical and dental insurance for the employee and the employee’s immediate family for an additional six months after termination. If we terminate the employee without cause, or if the employee terminates the agreement for good reason based on our breach of the agreement, we are required to pay the employee’s accrued vacation and reimbursable expenses through the termination date, to pay the employee’s base salary through the termination date and for six months thereafter, and to continue to provide group medical and dental insurance for the employee and the employee’s immediate family for such additional six months. Upon termination by the employee for any other good reason, we are required to pay the employee’s salary and accrued vacation and reimbursable expenses through the termination date. Upon termination of employment, the employee must refrain from competing with us for a period of six months. However, this prohibition does not apply if the employee terminates the agreement upon a relocation of our company or reduction of the employee’s salary, or upon non-renewal of the agreement by either us or the employee.

The foregoing summary of the material terms of the employment agreements to be entered into with Messrs Pawelek and Psencik and Ms. Spurlock is qualified in its entirety by reference to the complete terms of such agreements, the forms of which have been filed with the SEC.

Stock Options

Upon consummation of the Securities Exchange, we will grant to each of Messrs. Pawelek and Psencik and to Ms. Spurlock options to purchase 17,134,555 shares of our common stock (subject to adjustment to reflect the reverse stock split). See “The 2007 Non-Qualified Stock Option Plan.”

Interest of Longview and Viking

The purpose of the reverse stock split is to enable and facilitate the Securities Exchange by reducing the issued and outstanding number of our common stock and correspondingly increasing the authorized but unissued number of common stock. Longview, the beneficial owner of approximately 57.8% of our common stock, provided financing to Sonterra in connection with the Sonterra Acquisitions and received fees in connection with the financing to Sonterra. Longview will also be a party to the Securities Exchange that the reverse stock split is intended to facilitate. Longview will hold the Initial Note that we will issue in exchange for the Sonterra Non-Equity Note and we will have the right to require that Longview purchase up to $8 million additional aggregate principal amount of such Notes. The Notes bear interest at the 3-month LIBOR rate, as defined in the Notes, plus 8.25%, and Longview will also receive fees for the purchase of Additional Notes. For additional information regarding the terms of the Notes, see “The Securities Exchange -- Additional Terms Under the Notes.”  As a result of the Sonterra Acquisitions and the Securities Exchange, Longview will receive a security interest in all of our assets and our subsidiaries now owned or to be acquired in the future, other than those of the Insurance Subsidiaries.  For at least two years following the closing of the Securities Exchange, Longview will have the right to participate up to 50% in all our financings.  We will also be obligated to file a registration statement covering the shares of common stock issuable upon exercise of the Warrants and Longview will also receive demand and piggyback registration rights for our common stock that it will receive in the Securities Exchange.

In addition, after the completion of the Securities Exchange, Longview is expected to beneficially own approximately 93.7% of the total outstanding shares of our common stock and will be able to exercise absolute control over all our corporate decisions, and its affiliate, LFI, will own an additional 1.3% of our common stock. Viking may be deemed to be the beneficial owner of the shares of our common stock owned by Longview and LFI. See “Reverse Stock Split At a Ratio of at Least 1-for-5 and up to 1-for-20 -- Control by Viking” and “Security Ownership of Certain Beneficial Owners and Management.”

EXECUTIVE COMPENSATION

The following table sets forth information about the remuneration of our executive officers for our last completed fiscal year. For information regarding compensation to be payable to the Principals in their respective capacities as our executive officers after the Securities Exchange, see “Interest of Certain Persons in the Reverse Stock Split and the Securities Exchange – Employment Agreements.”

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary (US$)	Total (US$)
Howard Taylor,	2006	198,000	198,000
Chief Executive Officer (1)
Richard Freer,	2006	18,000	18,000
Secretary

__________________
(1) We paid management and administrative fees totaling $198,000 to Concorde Capital Limited, a company 100% owned by Howard Taylor, for the year ended December 31, 2006. A total of $147,333 was due to Concorde Capital Limited as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(e)	(f)
Howard Taylor,	50,000	$2.00(1)	February 5, 2009(1)
Chief Executive Officer	200,000	$0.50(1)	October 31, 2007(1)
William Dickie,	100,000	$2.00(2)	February 5, 2009(2)
Former Chief Financial Officer	100,000	$0.50(2)	October 31, 2007(2)
Richard Freer, Secretary	25,000	$2.00(3)	February 5, 2009(3)

__________________
(1)	All options held by Mr. Taylor were cancelled in June 2007 without payment of any compensation to Mr. Taylor.
(2)	All options held by Mr. Dickie were cancelled in June 2007 without payment of any compensation to Mr. Dickie.
(3)	All options held by Mr. Freer were cancelled in June 2007 without payment of any compensation to Mr. Freer.

EQUITY COMPENSATION PLANS

The following table sets forth information regarding our equity compensation plans at December 31, 2006 (without giving effect to the reverse stock split). For information regarding our 2007 Plan and the options to be granted under the 2007 Plan to the Principals, who will be our executive officers after the closing of the Securities Exchange, see “The 2007 Non-Qualified Stock Option Plan.”

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders(1)	625,000(1)	$1.16	150,000(1)
Equity compensation plan not approved by security holders	0	--	0
Total	625,000(1)	$1.16	150,000(1)

___________________
(1) We adopted a stock option plan in 2004. On June 13, 2007, the 2004 Stock Option Plan and the outstanding options issued under the 2004 Stock Option Plan were cancelled. There will be no further awards under the plan.

Director Compensation

We did not pay any compensation to our directors for their services as such for the year ended December 31, 2006.

COMPANY CORPORATE GOVERNANCE

Director Independence

Our common stock trades on the OTC Bulletin Board. As such, we are not currently subject to corporate governance standards applicable to companies listed on national securities exchanges, which require, among other things, that the majority of the board of directors of a listed company be independent.

Since we are not currently subject to corporate governance standards relating to the independence of our directors, we have chosen to define an “independent” director in accordance with the American Stock Exchange’s requirements for independent directors. The American Stock Exchange independence definition includes a series of objective tests, such as that the director is not an employee of the company or any of its subsidiaries and has not engaged in various types of business dealings with the company. We currently do not have any independent directors under the above definition.

We currently do not have an audit committee, compensation committee, nominating committee, executive committee of our Board of Directors, stock plan committee or any other committees. We do not have an audit committee financial expert.

As discussed above under “Reverse Stock Split At a Ratio of At Least 1-for-5 and up to 1-for-20,” the reverse stock split could facilitate the listing of our common stock on a national securities exchange, such as the American Stock Exchange or NASDAQ. We will become subject to the governance rules of any stock exchange on which our common stock may be listed in the future. However, the rules of many such exchanges, including the American Stock Exchange and NASDAQ, provide that a controlled company (i.e., a company more than 50% of whose voting power is held by an individual, a group or another company) is exempt from certain of such governance rules, including the requirement that the company’s board consist of a majority of independent directors and that executive compensation and nominations of directors be determined by independent directors. We are and, after the reverse stock split and Securities Exchange will continue to be, a controlled company and we therefore believe that we will be entitled to rely on these exemptions upon any listing our common stock on a stock exchange providing such exemptions.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, since we have been focusing our efforts on obtaining financing. We expect to adopt a code of ethics promptly after the completion of the Securities Exchange.

Conflicts of Interest

Our officers and directors are now and may in the future become stockholders, officers or directors of other companies, which may be formed for the purpose of engaging in similar business activities. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities, which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are presently subject to the restriction that all opportunities contemplated by our plan of operation that come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies with which they are affiliated on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any conflict of interest policy.

The employment agreements to be entered into between us and each of the Principals upon consummation of the Securities Exchange provide that the employee’s appropriation of a corporate opportunity or material corporate asset constitutes grounds for termination for “cause.”

Nomination of Directors

As required under our Bylaws, nominations for election to the Board of Directors must be made by the Board of Directors or by any stockholder of any outstanding class of our capital stock entitled to vote for the election of directors. Nominations made by the stockholders must be preceded by notification in writing received by the our Secretary not less than 20 days nor more than 60 days prior to any meeting called for the election of directors. Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected. Along with the nomination, certain information required by our Bylaws regarding each nominee, the proposing stockholders and any persons financing or directing such nomination must be provided to us.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid Concorde Capital Limited, a company 100% owned by our current Chief Executive Officer and director, Howard Taylor, management and administrative fees totaling of $198,0000 for the year ended December 31, 2006. We also reimbursed Concorde Capital Limited $35,083 for out of pocket expenses for the year ended December 31, 2006. As of December 31, 2006, a total of $147,333 was outstanding and due to Concorde Capital Limited. We further paid to Concorde Capital Limited management and administrative fees totaling $120,000 for the six months ended June 30, 2007. We paid to Concorde Capital Limited an additional $1,891 as reimbursement of direct out of pocket expenses for the six months ended June 30, 2007. A total of $222,333 was due to this company as of June 30, 2007. These services were provided for fees that could be obtained from unrelated parties for the same amounts. These fees were paid to Concorde pursuant to a service agreement between us an Concorde and, upon completion of the Securities Exchange, the remaining fees payable for the balance of the term of that agreement ($100,000 at August 1, 2007) will become payable.

We paid Cognate Engineering Services Inc., a company 100% owned by our director William Dickie, management and administrative fees totaling of $4,000 for the year ended December 31, 2006.

For a description of the Securities Exchange with Longview, current owner of 57.8% of our common stock, and related matters, see “The Securities Exchange” and “Interest of Certain Persons in the Reverse Stock Split and Securities Exchange” in this Information Statement. In connection with the financing Longview provided for the Sonterra Acquisitions, Sonterra reimbursed Longview for its expenses incurred in connection with the Sonterra SPA, the related transaction documents and consummation of the transactions contemplated by those documents, and Longview received a fee of 1% of the principal amount of the Sonterra Non-Equity Note.

Each of Messrs. Pawelek and Psencik and Ms. Spurlock will become an executive officer, and Mr. Pawelek will become the sole director, of our company upon consummation of the Securities Exchange. Each of them will enter into an employment agreement with us and will receive options to purchase 17,134,555 shares of our common stock, subject to adjustment to reflect the reverse split of our common stock. For descriptions of such employment agreements and options, see “Interest of Certain Persons in the Reverse Stock Split and the Securities Exchange – Employment Agreements” and “The 2007 Non-Qualified Stock Option Plan.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Compliance with Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16 (a) forms they file. Based solely on a review of the copies of such forms furnished to us during, and with respect to, the year ending December 31, 2006, other than described below, we believe that during such fiscal year all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were in compliance with Section 16(a).

Longview, which currently holds approximately 57.8% of our outstanding common stock, filed a Form 5 dated March 6, 2007 reporting the sale of 12,500 shares of our common stock on April 11, 2006 and the acquisitions of 11,054,474 shares of our common stock from conversion of certain convertible notes it owned and 925,000 shares of our common stock from exercise of warrants, respectively, on December 21, 2006. Longview failed to file the required Form 4 for each of the above described transactions within two business days after the completion of the transactions as required by the rules promulgated under Section 16(a) of the Exchange Act. In addition, Longview failed to file a Form 3 when it first became a 10% stockholder and was late in filing its Form 5 for 2006.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance with the requirements thereof, file reports, proxy statements and other information with the Commission. Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

By Order of the Board of Directors

December , 2007	/s/ Howard Taylor
Howard Taylor
CHIEF EXECUTIVE OFFICER

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Management of Sonterra Resources, Inc.
Certain Acquired Oil and Gas Properties
San Antonio, Texas

We have audited the balance sheet of Certain Acquired Oil and Gas Properties (see Note A for a full description) as of August 3, 2007 and the related statement of operations, equity and cash flows for the period of January 1, 2007 to August 3, 2007.  These financial statements are the responsibility of the properties management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence which supports the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Certain Acquired Oil and Gas Properties as of August 3, 2007, and the results of its operations and cash flows for the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Akin, Doherty, Klein & Feuge, P.C.

Akin, Doherty, Klein & Feuge, P.C.
San Antonio, Texas
November 21, 2007

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Balance Sheet

August 3, 2007
ASSETS
Oil and gas properties (full-cost method of accounting)
Unproved properties	$462,609
Proved properties	6,207,894
Pipeline and facilities, net of impairment	1,426,000
Total oil and gas properties	8,096,503
Less accumulated depreciation, depletion, and amortization	(4,155,773)
Total oil and gas properties, net	3,940,730

Total Assets	$3,940,730

LIABILITIES AND EQUITY
Noncurrent Liabilities
Asset retirement obligations	$103,311
Total noncurrent liabilities	103,311

Equity	3,837,419

Total Liabilities and Equity	$3,940,730

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statement of Operations

January 1, 2007
to
August 3, 2007
Revenues
Oil and gas sales	$1,883,900
Other income	88,539
Total revenues	1,972,439

Costs and Expenses
Lease operating expenses	730,335
Production taxes	123,885
Gas gathering operations	6,563
Depreciation, depletion, and amortization	584,013
General and administrative	71,800
Total costs and expenses	1,516,596

Income from Operations	455,843
Income tax expense	173,220

Net Income	$282,623

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statement of Equity

Balance at January 1, 2007	$4,190,997
Net distributed equity	(636,201)
Net income for the period	282,623

Balance at August 3, 2007	$3,837,419

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statement of Cash Flows

January 1, 2007
to
August 3, 2007
Operating Activities
Net income	$282,623
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion, and amortization	576,184
Asset retirement accretion	7,829
Net cash provided by operating activities	866,636

Investing Activities
Purchases and development of oil and gas properties	(230,435)
Net cash (used) by investing activities	(230,435)

Financing Activities
Distributed equity	(636,201)
Net cash (used) by financing activities	(636,201)

Net Increase in Cash and Equivalents	—

Cash and equivalents at beginning of period	—

Cash and Equivalents at End of Period	$—

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations: These financial statements include only those oil and gas properties acquired by Sonterra Resources, Inc. (Sonterra) in August 2007 and in connection with its planned common stock securities exchange with River Capital Group, Inc. (RCGI). Specifically, the oil and gas properties included in these financial statements, all located in Matagorda Bay, Texas, are as follows:

Purchased by Sonterra on August 3, 2007 from Cinco Natural Resources Corporation (Cinco):
a.	60% of Cinco’s interest (63.00% working interest and 49.77% net revenue interest) in the Matagorda Bay 150 #1 producing gas well and the related 320 acre tract leased from the State of Texas.
b.	60% of Cinco’s interest (50.50% working interest and 39.26% net revenue interest) in the Matagorda Bay 150 #2 producing gas well and the related 320 acre tract leased from the State of Texas.
c.	Certain other tracts leased from the State of Texas, none of which currently have any production.

Purchased by Sonterra on August 29, 2007 from Flash Gas & Oil, Southwest, Inc. (Flash):
a.	100% of Flash’s interest (35.99% working interest and 27.65% net revenue interest) in the Matagorda Bay 150 #1 producing gas well.
b.	100% interest in the 7.3 mile pipeline connecting the Matagorda Bay 150 #1 and 150 #2 to the Keller Bay Facility onshore, located in Calhoun County, Texas.

The costs of the acquired properties as presented on the balance sheet represent the historical cost of the specified acquired properties. Revenues and direct expenses (lease operating, production taxes and pipeline operations) are based on historical data for each respective property. Depreciation, depletion and amortization (DD&A) was computed based on the historical DD&A rates of each seller, and applied to the properties acquired.  General and administrative expenses attributable to the certain acquired oil & gas properties on the statements of operations are determined based on the pro-rata allocation of the seller’s total general and administrative expenses to the capitalized oil and gas property costs acquired by Sonterra as a percentage of the seller’s total capitalized oil and gas property costs.  Management believes the costs and operations of the acquired properties are reasonable and appropriate.

Periods Presented:  The balance sheet as of August 3, 2007 presents the historical cost basis of the oil and gas properties, and related liabilities, immediately preceding their being acquired by Sonterra.  The statement of operations presents the results of operations of the oil and gas properties for the period of January 1, 2007 to August 3, 2007.

Revenue Recognition: The Sellers (Cinco and Flash) recognize oil and gas revenue from their interest in producing wells as the oil and gas is sold to third parties. Sales taxes billed are reported directly as a liability to the taxing authority, and are not included in revenue.

Oil and Gas Properties: Oil and gas properties are stated at historical cost using the full-cost method of accounting.  Under this method, all costs associated with acquisition, exploration, and development of oil and gas properties are capitalized.  Costs capitalized include acquisition costs, geological and geophysical expenditures, lease rentals on undeveloped properties and costs of drilling and equipping productive and non-productive wells.  Drilling costs include directly related overhead costs.  Capitalized costs are categorized either as being subject to amortization or not subject to amortization.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves and estimated future costs to plug and abandon wells and costs of site restoration, are amortized on the unit-of-production method using estimates of proved reserves as determined by independent engineers.  Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs.  If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the full cost ceiling) equal to the sum of:

1)
the present value of estimated future net revenues computed by applying current prices of oil and gas reserves to estimated future production of proved oil and gas reserves, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions:

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

2)	plus the cost of properties not being amortized;

3)	plus the lower of cost or estimated fair value of unproven properties included in the costs being amortized;

4)	less income tax effects related to the differences between the book and tax basis of the properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

Income Taxes: The net income reported by the certain acquired oil and gas properties in these financial statements does not represent the results of operations of a taxable entity. However, an income tax provision is recorded on the statements of operations using a rate of 34% for federal income taxes and 3% for state income taxes, resulting in a 37% total effective tax rate.  The actual tax rate of the properties, following their acquisition by Sonterra, is expected to approximate this total tax rate.

Asset Retirement Obligations: The estimated future costs for known environmental remediation requirements are accrued when it is probable that the liability has been incurred and the amount of remediation costs can be reasonably estimated. This generally occurs when the well is completed for production.

Use of Estimates: The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that may significantly impact the financial statements include reserves, depletion, and impairment on oil and gas properties.

Concentration of Credit Risk: All of the oil and gas properties included in these financial statements are located in Matagorda Bay, Texas.

Governmental Regulations: These operations are subject to federal, state and local provisions regulating the discharge of materials into the environment. Management believes that its current practices and procedures for the control and disposition of such wastes substantially comply with applicable federal and state requirements.

NOTE B – ASSET RETIREMENT COSTS AND OBLIGATIONS

An asset retirement obligation of $103,311 as of August 3, 2007 is provided, to reflect the Company’s legal obligations related to future plugging and abandonment of its wells.

The following is a reconciliation of the asset retirement obligation for the period presented in the Balance Sheet:

January 1, 2007 to August 3, 2007

Balance, beginning of period	$95,906
Liabilities incurred	—
Liabilities, change in estimate	(424)
Liabilities settled and / or disposed	—
Accretion expense	7,829
Balance, end of period	$103,311

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE C – OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED)

The estimates of the Company’s proved reserves and related future net cash flows that are presented in the following tables are based upon estimates made by independent petroleum engineering consultants. The reserve information was prepared as of December 31, 2006. Prior period quantities were computed based on the December 31, 2006 reserve information, rolled back for actual production and sales information. Accordingly, there are no “revisions of previous engineering estimates”. There are many inherent uncertainties in estimating proved reserve quantities, projecting future production rates, and timing of development expenditures. Accordingly, these estimates are likely to change as future information becomes available. Proved developed reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

Changes in estimated net quantities of conventional oil and gas reserves, all of which are located within the United States, are as follows:

	Year Ended December 31,
	2006	2005
Proved developed and undeveloped reserves:
Natural gas (mcf):
Beginning of period	2,760,975	2,011,223
Extensions and discoveries	—	941,156
Reserves purchased	—	—
Sales volumes	(489,138)	(191,404)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	2,271,837	2,760,975
Crude oil (Bbl):
Beginning of period	111,987	85,750
Extensions and discoveries	—	34,095
Reserves purchased	—	—
Sales volumes	(21,028)	(7,858)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	90,959	111,987
Proved developed reserves:
Natural gas (mcf):
Beginning of period	1,694,089	944,337
End of period	1,204,951	1,694,089
Crude oil (Bbl):
Beginning of period reserve quantities	66,995	40,758
End of period reserve quantities	45,967	66,995

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE C – OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED) - continued

The following table sets forth a standardized measure of the estimated discounted future net cash flows attributable to the Company’s proved developed and undeveloped oil and gas reserves. Prices used to determine future cash inflows were based on the December 31, 2006 period end price for the proved developed reserves of $5.64 per mcf of gas and $57.75 per barrel of oil. The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expense was estimated at 35% for combined federal and state rate.

	Year Ended December 31,
	2006	2005
Future cash inflows	$17,219,147	$21,941,787
Future production and development costs	(8,091,886)	(9,724,885)
Future income tax expense	(3,408,328)	(4,471,808)
Future net cash flows	5,718,933	7,745,094
10% annual discount to reflect timing of net cash flows	(2,083,707)	(2,822,525)
Standardized measure of discounted future net cash flows relating to proved reserves	$3,635,226	$4,922,569

The principal factors comprising the changes in the standardized measure of discounted future net cash flows are as follows:

	Year Ended December 31,
	2006	2005
Standardized measure, beginning of period	$4,922,569	$2,636,301
Extensions and discoveries	—	3,877,253
Reserves purchased	—	—
Development costs incurred	115,879	524,410
Sales and transfers, net of production costs	(3,205,520)	(1,145,372)
Revisions in quantity and price estimates	—	—
Net change in income taxes	1,063,480	(1,086,445)
Accretion of discount	738,818	116,422
Standardized measure, end of period	$3,635,226	$4,922,569

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Management of Sonterra Resources, Inc.
Certain Acquired Oil and Gas Properties
San Antonio, Texas

We have audited the balance sheets of Certain Acquired Oil and Gas Properties (see Note A for a full description) as of December 31, 2006 and 2005 and the related statements of operations, equity and cash flows for the years then ended. These financial statements are the responsibility of the properties management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence which supports the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Certain Acquired Oil and Gas Properties as of December 31, 2006 and 2005, and the results of its operations and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

As discussed in Note D to the financial statements, these financial statements have been restated for the impairment in value of the Company’s pipeline, as well as to properly reflect general and administrative expenses and income taxes related to the Company’s operations.

/s/ Akin, Doherty, Klein & Feuge, P.C.
Akin, Doherty, Klein & Feuge, P.C.
San Antonio, Texas
November 1, 2007

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Balance Sheets

	December 31,
	2006	2005
	(restated)
ASSETS
Oil and Gas Properties (full-cost method):
Unproved properties	$454,000	$449,562
Proved properties	5,986,492	5,871,483
Pipeline, net of impairment	1,426,000	2,756,000
Total oil and gas properties	7,866,492	9,077,045
Less accumulated depreciation, depletion, and amortization	(3,579,589)	(2,076,440)
Total oil and gas properties, net	4,286,903	7,000,605

Total Assets	$4,286,903	$7,000,605

LIABILITIES AND EQUITY
Long-Term Liabilities:
Asset retirement obligations	$95,906	$85,428
Total long-term liabilities	95,906	85,428

Equity	4,190,997	6,915,177

Total Liabilities and Equity	$4,286,903	$7,000,605

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statements of Operations

	Year Ended December 31,
	2006	2005
	(restated)	(restated)
Revenues
Oil and gas sales	$4,722,640	$2,155,586
Other income	168,002	115,346
Total revenues	4,890,642	2,270,932

Costs and Expenses
Lease operating expenses	1,210,208	863,829
Production taxes	306,912	146,385
Pipeline operating expense	5,080	—
Depreciation, depletion, and amortization	1,514,496	627,660
Impairment of pipeline	1,330,000	—
General and administrative	216,000	210,000
Total costs and expenses	4,582,696	1,847,874

Income from Operations	307,946	423,058
Income tax expense	117,019	160,762

Net Income	$190,927	$262,296

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statements of Equity

Balance at January 1, 2005	$5,529,510
Net contributed equity, restated	1,123,371
Net income for the year, restated	262,296
Balance at December 31, 2005	6,915,177
Net distributed equity, restated	(2,915,107)
Net income for the year, restated	190,927
Balance at December 31, 2006, restated	$4,190,997

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statements of Cash Flows

	Year Ended December 31,
	2006	2005
	(restated)	(restated)
Operating Activities
Net income	$190,927	$262,296
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion, and amortization	1,503,149	616,339
Impairment of pipeline	1,330,000	—
Asset retirement accretion	11,347	11,321
Net cash provided by operating activities	3,035,423	889,956
Investing Activities
Purchases and development of oil and gas properties	(120,316)	(2,013,327)
Net cash (used) by investing activities	(120,316)	(2,013,327)
Financing Activities
Contributed equity	—	1,123,371
Distributed equity	(2,915,107)	—
Net cash provided (used) by financing activities	(2,915,107)	1,123,371

Net change in cash	—	—
Cash and equivalents at beginning of year	—	—

Cash and Equivalents at End of Year	$—	$—

Supplemental Disclosures
Interest paid in cash	$ N/A	$ N/A
Federal income taxes paid in cash	N/A	N/A

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations: These financial statements include only those oil and gas properties acquired by Sonterra Resources, Inc. (Sonterra) in August 2007 and in connection with its planned common stock securities exchange with River Capital Group, Inc. (RCGI). Specifically, the oil and gas properties included in these financial statements, all located in Matagorda Bay, Texas, are as follows:

Purchased by Sonterra on August 3, 2007 from Cinco Natural Resources Corporation (Cinco):
a.	60% of Cinco’s interest (63.00% working interest and 49.77% net revenue interest) in the Matagorda Bay 150 #1 producing gas well and the related 320 acre tract leased from the State of Texas.
b.	60% of Cinco’s interest (50.50% working interest and 39.26% net revenue interest) in the Matagorda Bay 150 #2 producing gas well and the related 320 acre tract leased from the State of Texas.
c.	Certain other tracts leased from the State of Texas, none of which currently have any production.

Purchased by Sonterra on August 29, 2007 from Flash Gas & Oil, Southwest, Inc. (Flash):
a.	100% of Flash’s interest (35.99% working interest and 27.65% net revenue interest) in the Matagorda Bay 150 #1 producing gas well.
b.	100% interest in the 7.3 mile pipeline connecting the Matagorda Bay 150 #1 and 150 #2 to the Keller Bay Facility onshore, located in Calhoun County, Texas.

The costs of the acquired properties as presented on the balance sheet represent the historical cost of the specified acquired properties. Revenues and direct expenses (lease operating, production taxes and pipeline operations) are based on historical data for each respective property. Depreciation, depletion and amortization (DD&A) was computed based on the historical DD&A rates of each seller, and applied to the properties acquired.  General and administrative expenses attributable to the certain acquired oil & gas properties on the statements of operations are determined based on the pro-rata allocation of the seller’s total general and administrative expenses to the capitalized oil and gas property costs acquired by Sonterra as a percentage of the seller’s total capitalized oil and gas property costs.  Management believes the costs and operations of the acquired properties are reasonable and appropriate.

Revenue Recognition: The Sellers (Cinco and Flash) recognize oil and gas revenue from their interest in producing wells as the oil and gas is sold to third parties. Sales taxes billed are reported directly as a liability to the taxing authority, and are not included in revenue.

Oil and Gas Properties: Oil and gas properties are stated at historical cost using the full-cost method of accounting.  Under this method, all costs associated with acquisition, exploration, and development of oil and gas properties are capitalized.  Costs capitalized include acquisition costs, geological and geophysical expenditures, lease rentals on undeveloped properties and costs of drilling and equipping productive and non-productive wells.  Drilling costs include directly related overhead costs.  Capitalized costs are categorized either as being subject to amortization or not subject to amortization.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves and estimated future costs to plug and abandon wells and costs of site restoration, are amortized on the unit-of-production method using estimates of proved reserves as determined by independent engineers.  Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs.  If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the full cost ceiling) equal to the sum of:

1)
the present value of estimated future net revenues computed by applying current prices of oil and gas reserves to estimated future production of proved oil and gas reserves, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions:

2)	plus the cost of properties not being amortized;

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

3)	plus the lower of cost or estimated fair value of unproven properties included in the costs being amortized;

4)	less income tax effects related to the differences between the book and tax basis of the properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

Income Taxes: The net income reported by the certain acquired oil and gas properties in these financial statements does not represent the results of operations of a taxable entity.  However, an income tax provision is recorded on the statements of operations, using a rate of 34% for federal income taxes and 3% for state income taxes, resulting in a 37% total effective tax rate.  The actual tax rate of the properties following the acquisition by Sonterra is expected to approximate this total tax rate.

Asset Retirement Obligations: The estimated future costs for known environmental remediation requirements are accrued when it is probable that the liability has been incurred and the amount of remediation costs can be reasonably estimated. This generally occurs when the well is completed for production.

Use of Estimates: The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that may significantly impact the financial statements include reserves, depletion, and impairment on oil and gas properties.

Concentration of Credit Risk: All of the oil and gas properties included in these financial statements are located in Matagorda Bay, Texas.

Governmental Regulations: These operations are subject to federal, state and local provisions regulating the discharge of materials into the environment. Management believes that its current practices and procedures for the control and disposition of such wastes substantially comply with applicable federal and state requirements.

NOTE B – ASSET RETIREMENT COSTS AND OBLIGATIONS

An asset retirement obligation of $95,906 as of December 31, 2006 is provided, to reflect the Company’s legal obligations related to future plugging and abandonment of its wells.

The following is a reconciliation of the asset retirement obligation for the years presented in the Balance Sheets:

Balance as of January 1, 2005	$74,107
Liabilities incurred	—
Liabilities settled and / or disposed	—
Accretion expense	11,321
Balance as of December 31, 2005	85,428
Liabilities incurred	—
Liabilities, change in estimate	(869)
Liabilities settled and / or disposed	—
Accretion expense	11,347
Balance as of December 31, 2006	$95,906

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE C – OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED)

The estimates of the Company’s proved reserves and related future net cash flows that are presented in the following tables are based upon estimates made by independent petroleum engineering consultants. The reserve information was prepared as of December 31, 2006. Prior period quantities were computed based on the December 31, 2006 reserve information, rolled back for actual production and sales information. Accordingly, there are no “revisions of previous engineering estimates”. There are many inherent uncertainties in estimating proved reserve quantities, projecting future production rates, and timing of development expenditures. Accordingly, these estimates are likely to change as future information becomes available. Proved developed reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

Changes in estimated net quantities of conventional oil and gas reserves, all of which are located within the United States, are as follows:

	Year Ended December 31,
	2006	2005
Proved developed and undeveloped reserves:
Natural gas (mcf):
Beginning of period	2,760,975	2,011,223
Extensions and discoveries	—	941,156
Reserves purchased	—	—
Sales volumes	(489,138)	(191,404)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	2,271,837	2,760,975
Crude oil (Bbl):
Beginning of period	111,987	85,750
Extensions and discoveries	—	34,095
Reserves purchased	—	—
Sales volumes	(21,028)	(7,858)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	90,959	111,987
Proved developed reserves:
Natural gas (mcf):
Beginning of period	1,694,089	944,337
End of period	1,204,951	1,694,089
Crude oil (Bbl):
Beginning of period reserve quantities	66,995	40,758
End of period reserve quantities	45,967	66,995

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE C – OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED) - continued

The following table sets forth a standardized measure of the estimated discounted future net cash flows attributable to the Company’s proved developed and undeveloped oil and gas reserves. Prices used to determine future cash inflows were based on the December 31, 2006 period end price for the proved developed reserves of $5.64 per mcf of gas and $57.75 per barrel of oil. The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expense was estimated at 35% for combined federal and state rate.

	Year Ended December 31,
	2006	2005
Future cash inflows	$17,219,147	$21,941,787
Future production and development costs	(8,091,886)	(9,724,885)
Future income tax expense	(3,408,328)	(4,471,808)
Future net cash flows	5,718,933	7,745,094
10% annual discount to reflect timing of net cash flows	(2,083,707)	(2,822,525)
Standardized measure of discounted future net cash flows relating to proved reserves	$3,635,226	$4,922,569

The principal factors comprising the changes in the standardized measure of discounted future net cash flows are as follows:

	Year Ended December 31,
	2006	2005
Standardized measure, beginning of period	$4,922,569	$2,636,301
Extensions and discoveries	—	3,877,253
Reserves purchased	—	—
Development costs incurred	115,879	524,410
Sales and transfers, net of production costs	(3,205,520)	(1,145,372)
Revisions in quantity and price estimates	—	—
Net change in income taxes	1,063,480	(1,086,445)
Accretion of discount	738,818	116,422
Standardized measure, end of period	$3,635,226	$4,922,569

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE D – RESTATEMENT

The 2006 financial statements have been restated to reflect impairment of the pipeline, as well as to properly report general and administrative expenses and income taxes (Federal and State) related to the operations in both 2006 and 2005.

The impact on the balance sheet and statement of operations as of and for the year ended December 31, 2006 and 2005 is as follows:

	As Reported	As Restated
Year Ended December 31, 2006:
Balance Sheet:
Pipeline	$2,756,000	$1,426,000
Total assets	5,616,903	4,286,903
Equity	5,520,997	4,190,997
Statement of Operations:
Impairment	-	1,330,000
General and administrative expenses	-	216,000
Income taxes	-	117,762

Year Ended December 31, 2005:
Statement of Operations:
General and administrative expenses	-	210,000
Income taxes	-	160,762

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Management
Sonterra Resources, Inc.
San Antonio, Texas

We have audited the balance sheet of Sonterra Resources, Inc. as of September 30, 2007 and the related statements of operations, shareholder’s equity (deficit) and cash flows for the period April 17, 2007 (date of inception) to September 30, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence which supports the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sonterra Resources, Inc. as of September 30, 2007, and the results of its operations and cash flows for the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Akin, Doherty, Klein & Feuge, P.C.

Akin, Doherty, Klein & Feuge, P.C.
San Antonio, Texas
November 21, 2007

SONTERRA RESOURCES, INC.
Balance Sheet

September 30, 2007
ASSETS
Current Assets
Cash and equivalents	$1,623,581
Accounts receivable, net	401,856
Total current assets	2,025,437

Property and Equipment, net
Oil and gas properties (full cost method of accounting)
Unproved properties	695,505
Proved properties	4,460,856
Pipelines and facilities	819,728
Total oil and gas properties	5,976,089
Less accumulated depreciation, depletion and amortization	(143,071)
5,833,018
Other property and equipment, net	58,000
Total property and equipment, net	5,891,018

Other Assets
Debt issuance costs, net of amortization	312,548
Total other assets	312,548

Total Assets	$8,229,003

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable, trade and accrued liabilities	$500,057
Interest payable	156,716
Total current liabilities	656,773

Noncurrent Liabilities
Long-term debt	7,990,010
Asset retirement obligation	105,510
Total noncurrent liabilities	8,095,520

Shareholders’ Equity (Deficit)
Common stock, no par value, 1,000 shares authorized, 363 shares issued and 333 shares outstanding	10,890
Less treasury stock, at cost, 30 shares	(900)
Retained earnings (deficit)	(533,280)
Total shareholders’ equity (deficit)	(523,290)

Total Liabilities and Shareholders’ Equity (Deficit)	$8,229,003

See notes to audited financial statements.

SONTERRA RESOURCES, INC.
Statement of Operations

April 17, 2007 (Inception) to September 30, 2007
Revenues
Oil and gas sales	$317,057
Contract operating income	126,886
Gas gathering operations	7,300
Total revenues	451,243

Costs and Expenses
Lease operating expenses	145,293
Production taxes	20,280
Depreciation, depletion and amortization	145,071
General and administrative	500,370
Total costs and expenses	811,014

Loss from Operations	(359,771)

Other Income (Expense)
Interest expense	(173,509)
Net other income (expense)	(173,509)

Net Loss Before Tax	(533,280)

Deferred income tax benefit	—

Net Loss	$(533,280)

See notes to audited financial statements.

SONTERRA RESOURCES, INC.
Statement of Shareholders’ Equity (Deficit)

	Common Stock		Treasury	Retained Earnings	Total Stockholders' Equity
	Shares	Amount	Stock	(Deficit)	(Deficit)
Balance, April 17, 2007 (Inception)	—	$—	$—	$—	$—
Issuance of common stock	363	10,890	—	—	10,890
Repurchase of common stock	(30)	—	(900)	—	(900)
Net loss	—	—	—	(533,280)	(533,280)

Balance, September 30, 2007	333	$10,890	$(900)	$(533,280)	$(523,290)

See notes to audited financial statements.

SONTERRA RESOURCES, INC.
Statement of Cash Flows

April 17, 2007 (Inception) to September 30, 2007
Operating Activities
Net loss	$(533,280)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, depletion and amortization	145,071
Changes in operating assets and liabilities:
Accounts receivable	(401,856)
Accounts payable and accrued liabilities	656,773
Net cash (used) by operating activities	(133,292)

Investing Activities
Purchase and development of oil and gas properties	(5,870,579)
Purchase of other property and equipment	(60,000)
Net cash (used) by investing activities	(5,930,579)

Financing Activities
Proceeds from issuance of long-term debt, net of costs	7,999,962
Repayment of notes payable	(322,500)
Proceeds from issuance of common stock	10,890
Purchase of treasury shares	(900)
Net cash provided by financing activities	7,687,452

Net Increase in Cash and Equivalents	1,623,581

Cash and equivalents at beginning of period	—

Cash and Equivalents at End of Period	$1,623,581

Supplemental Disclosures
Interest paid in cash	$3,006
Federal income taxes paid in cash	—

See notes to audited financial statements

SONTERRA RESOURCES, INC.
Notes to Audited Financial Statements
September 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations: Sonterra Resources, Inc. (the Company) was incorporated in the State of Delaware on April 17, 2007 to begin operations in the acquisition, development, and operation of oil and gas properties. The Company’s current geographic focus is on developing offshore oil and gas reserves in Matagorda Bay along the Texas coast. See Note B.

Revenue Recognition: The Company recognizes oil and gas revenue from its interest in producing wells as the oil and gas is sold to third parties. Sales taxes billed are reported directly as a liability to the taxing authority, and are not included in revenue.

Cash and Cash Equivalents: The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Oil and Gas Properties: Oil and gas properties are stated at historical cost using the full-cost method of accounting.  Under this method, all costs associated with acquisition, exploration, and development of oil and gas properties are capitalized.  Costs capitalized include acquisition costs, geological and geophysical expenditures, lease rentals on undeveloped properties and costs of drilling and equipping productive and non-productive wells.  Drilling costs include directly related overhead costs.  Capitalized costs are categorized either as being subject to amortization or not subject to amortization.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves and estimated future costs to plug and abandon wells and costs of site restoration, are amortized on the unit-of-production method using estimates of proved reserves as determined by independent engineers.  Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs.  If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the full cost ceiling) equal to the sum of:

1)
the present value of estimated future net revenues computed by applying current prices of oil and gas reserves to estimated future production of proved oil and gas reserves, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions:

2)	plus the cost of properties not being amortized;

3)	plus the lower of cost or estimated fair value of unproven properties included in the costs being amortized;

4)	less income tax effects related to the differences between the book and tax basis of the properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

Debt Issuance Costs: Costs incurred in connection with obtaining debt financing are capitalized and amortized over the term of the debt.

Federal Income Taxes: Deferred tax assets and liabilities are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse.

SONTERRA RESOURCES, INC.
Notes to Audited Financial Statements
September 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Use of Estimates: The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that may significantly impact the Company financial statements include reserves, depletion, and impairment on oil and gas properties.

Concentrations of Credit Risk: The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash equivalents. The Company places its temporary cash investments with major financial institutions, which from time-to-time, may exceed federally insured limits. Management periodically reviews the financial condition of the institutions and believes the risk of loss is minimal.  At September 30, 2007, the Company had cash balances of approximately $1,500,000 in excess of the FDIC insured limit.

NOTE B – ACQUISTION OF OIL AND GAS PROPERTIES

In accordance with management’s plan to increase the oil and gas assets of the Company, proceeds from the financing transactions described at Note C – Long-term Debt were used to acquire certain oil and gas properties.  Management believes that these properties provide the Company with an opportunity to apply its exploration and operation expertise, and provide the possibility of subsequent further growth for the Company as the properties are developed in future periods.  The acquired properties are as follows:

Purchased by Sonterra on August 3, 2007 from Cinco Natural Resources Corporation (Cinco):
a.	60% of Cinco’s interest (63.00% working interest and 49.77% net revenue interest) in the Matagorda Bay 150 #1 producing gas well and the related 320 acre tract leased from the State of Texas.
b.	60% of Cinco’s interest (50.50% working interest and 39.26% net revenue interest) in the Matagorda Bay 150 #2 producing gas well and the related 320 acre tract leased from the State of Texas.
c.           Certain other tracts leased from the State of Texas, none of which currently have any production.
The aggregate final cost of these properties, purchased entirely with cash, was $4.7 million.

Purchased by Sonterra on August 29, 2007 from Flash Gas & Oil, Southwest, Inc. (Flash):
a.	100% of Flash’s interest (35.99% working interest and 27.65% net revenue interest) in the Matagorda Bay 150 #1 producing gas well.
b.	100% interest in the 7.3 mile pipeline connecting the Matagorda Bay 150 #1 and 150 #2 to the Keller Bay Facility onshore, located in Calhoun County, Texas.
The aggregate final cost of these properties, purchased entirely with cash, was $1.1 million.

These financial statements include the results of operations for 1) the properties purchased from Cinco for the period August 4, 2007 through September 30, 2007; and 2) the properties purchased from Flash for the period August 30, 2007 through September 30, 2007.

The following table summarizes the allocation of the purchase price to the acquired assets and liabilities based on their fair values:

Allocation of Purchase Price (in thousands)
	Cinco Acquisition	Flash Acquisition	Total Cinco and Flash Acquisitions
Oil and gas properties:
Proved	$4,038	$365	$4,403
Unproved	654	-	654
Pipelines and facilities	75	728	803
Total oil and gas properties	4,767	1,093	5,860

Accounts payable	(65)	(29)	(94)

Total	$4,702	$1,064	$5,766

There are no contingent payments, options or commitments associated with these purchases.

NOTE C – LONG-TERM DEBT

On July 9, 2007, the Company, pursuant to a securities purchase agreement with an investment group (which is the sole shareholder of the Company at September 30, 2007) (the “Investment Group”) received $322,500 in exchange for a senior secured note (the “Deposit Note”) payable to the Investment Group.  This financing was provided for an acquisition deposit paid by the Company to Cinco for the acquisition from Cinco described in Note B – Acquisition of Oil and Gas Properties.  The Deposit note was issued with a maturity date of August 31, 2010, with the principal balance being due in full at maturity.  Interest payments are due quarterly at a rate equal to a three-month LIBOR plus 8.25%, redetermined for each calendar quarter.

On August 3, 2007, in connection with the closing of the Cinco acquisition and pursuant to the amended securities purchase agreement with the Investment Group, the Company received an advance of $5,990,010 (of which $322,500 refinanced the Deposit Note) in exchange for a senior secured note (the “Equity Note”) payable to the Investment Group.  The Equity Note was issued with a maturity date of August 31, 2010, with the principal balance being due in full at maturity.  Interest payments are due quarterly at a rate equal to a three-month LIBOR plus 8.25%, redetermined for each calendar quarter.  Pursuant to a securities exchange agreement, the Investment Group has agreed to exchange all its shares of Sonterra Common Stock and the Equity Note for shares of River Capital Group, Inc. (“RCGI”), a “shell” company registered with the Securities and Exchange Commission.   The Investment Group is a majority owner of RCGI.

On August 29, 2007, Sonterra received $2,000,000 in exchange for a senior secured note (the “Non-Equity Note”) payable to the Investment Group.  A portion of these proceeds were used to provide funds for the acquisition of properties from Flash described in Note B – Acquisition of Oil and Gas Properties. The Non-Equity note was issued with a maturity date of August 31, 2010, with the principal balance being due in full at maturity.  Interest payments are due quarterly at a rate equal to a three-month LIBOR plus 8.25%, redetermined for each calendar quarter.

SONTERRA RESOURCES, INC.
Notes to Audited Financial Statements
September 30, 2007

NOTE C – LONG-TERM DEBT - continued

Each of the Deposit Note, Equity Note and Non-Equity Note contain certain restrictive covenants which, among other things, limit the incurrence of additional debt, investments, liens, dividends, prepayments of indebtedness, asset dispositions, mergers and consolidations, and other matters customarily restricted in such agreements.  The Equity Note and Non-Equity Note require the Company to comply with certain financial covenants including a minimum quarterly revenue amount, minimum oil and gas reserve quantity amount, and a minimum proved reserve value ratio.  The notes also include customary events of default.  The financial covenants are measured as of each calendar quarter.  Upon the occurrence and continuation of an event of default, the holder of the notes may declare all or any portion of the Notes to be due and payable immediately.  The Company was in compliance with all covenants at September 30, 2007.

NOTE D – ASSET RETIREMENT COSTS AND OBLIGATIONS

An asset retirement obligation of $105,510 as of September 30, 2007 is provided, to reflect the Company’s legal obligations related to future plugging and abandonment of its wells.

The following is a reconciliation of the asset retirement obligation for the periods presented in the Balance Sheet:

April 17, 2007 (Inception) to September 30, 2007

Balance, beginning of period	$—
Liabilities incurred	105,510
Liabilities, change in estimate	—
Liabilities settled and / or disposed	—
Accretion expense	—
Balance, end of period	$105,510

NOTE E - INCOME TAXES

The Company has not reported any taxable income since inception. Deferred federal income taxes are composed of the following:

September 30, 2007
Gross deferred tax assets:
Net operating loss carryforward, expiring 2027	$197,000
Less valuation allowance	(197,000)
Deferred tax asset recorded	$—

In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset to warrant the application of a full valuation allowance as of September 30, 2007.

ANNEX A

SECURITIES EXCHANGE AGREEMENT

1	EXCHANGE OF COMMON SHARES, RCGI NOTES AND WARRANTS		A-5
	a.	Securities Exchange	A-5
	b.	Purchase and Sale of Additional RCGI Notes	A-5
	c.	The Exchange Closing Date	A-6
	d.	Additional Closing Dates	A-6
	e.	Exchange Closing Date Form of Payment	A-7
	f.	Additional Closing Date Form of Payment	A-8

2	BUYER’S REPRESENTATIONS AND WARRANTIES		A-8
	a.	Investment Purpose	A-8
	b.	Accredited Investor Status	A-8
	c.	Reliance on Exemptions	A-8
	d.	Information	A-8
	e.	No Governmental Review	A-9
	f.	Transfer or Resale	A-9
	g.	Legends	A-9
	h.	Authorization; Enforcement; Validity	A-10
	i.	Residency and Offices	A-10

3	REPRESENTATIONS AND WARRANTIES OF RCGI		A-11
	a.	Organization and Qualification	A-11
	b.	Authorization; Enforcement; Validity	A-12
	c.	Capitalization	A-13
	d.	Issuance of Securities	A-14
	e.	No Conflicts	A-14
	f.	SEC Documents; Financial Statements	A-16
	g.	Absence of Certain Changes	A-18
	h.	Absence of Litigation	A-19
	i.	Full Disclosure; No Undisclosed Events, Liabilities, Developments or Circumstances	A-19
	j.	Acknowledgment Regarding Buyer’s Purchase of RCGI Notes and Warrants	A-19
	k.	No General Solicitation	A-20
	l.	No Integrated Offering	A-20
	m.	Dilutive Effect	A-20
	n.	Employee Relations	A-21
	o.	Intellectual Property Rights	A-21
	p.	Environmental Laws	A-22
	q.	Title	A-23
	r.	Insurance	A-24
	s.	Regulatory Permits	A-24
	t.	Internal Accounting Controls; Disclosure Controls and Procedures; Books and Records	A-25
	u.	Bank Accounts	A-26
	v.	Tax Status	A-26
	w.	Transactions With Affiliates	A-26
	x.	Application of Takeover Protection; Rights Agreement	A-26
	x.	Application of Takeover Protection; Rights Agreement	A-27
	y.	Foreign Corrupt Practices	A-27
	z.	Outstanding Indebtedness; Liens	A-27
	aa.	Ranking of RCGI Notes	A-27
	bb.	Real Property	A-28
	cc.	Excluded Subsidiaries	A-29
	dd.	No Materially Adverse Contracts, Etc.	A-30
	ee.	Investment Company	A-30
	ff.	Stock Options	A-30
	gg.	Schedules	A-30

4.	AFFIRMATIVE COVENANTS		A-30
	a.	Reasonable Best Efforts	A-30
	b.	Form D and Blue Sky	A-30
	c.	Reporting Status	A-31
	d.	Use of Proceeds	A-31
	e.	Financial Information of RCGI	A-31
	f.	Internal Accounting Controls	A-31
	g.	Reservation of Shares	A-32
	h.	Listing	A-32
	i.	Expenses	A-32
	j.	Disclosure of Transactions and Other Material Information	A-33
	k.	Pledge of Securities	A-34
	l.	Notices	A-34
	m.	Compliance with Laws and Maintenance of Permits	A-36
	n.	Inspection and Audits	A-36
	o.	Insurance	A-36
	p.	Collateral	A-37
	q.	Taxes	A-37
	r.	Intellectual Property	A-38
	s.	Patriot Act, Investor Secrecy Act and Office of Foreign Assets Control	A-38
	t.	Drilling Title Opinions	A-38
	u.	Security Covenants	A-38
	v.	Subsidiary Interests	A-40
	w.	Divestiture	A-41
	x.	Existing Options	A-41
	y.	Further Instruments and Acts	A-41
	z.	Guarantee of Obligations under Sonterra SPA	A-41
	aa.	Information Statement	A-42
	bb.	Additional Financial Information	A-43

5.	NEGATIVE COVENANTS		A-43
	a.	Prohibition Against Variable Priced Securities	A-43
	b.	Status	A-43
	c.	Stay, Extension and Usary Laws	A-44
	d.	Payment Restrictions Affecting Subsidiaries	A-44
	e.	Prepayments	A-44
	f.	Indebtedness	A-44
	g.	Liens	A-45
	h.	Sale of Collateral	A-45
	i.	Corporate Existence, Leases	A-46
	j.	Restriction on Loans; Investments; Subsidiary Equity	A-46
	k.	Equipment	A-47
	l.	Affiliate Transaction	A-47
	n.	Executive Compensation	A-47
	o.	Limitation on Sale and Leaseback Transactions	A-48
	p.	Investment Company, Public Utility	A-48
	q.	Real Property Leases	A-48
	r.	Restriction on Purchases or Payments	A-48
	s.	No Avoidance of Obligations	A-48
	t.	Right to Participate in Future Financing	A-48

	u.	Limits on Additional Issuances	A-50
	v.	No Integrated Offering	A-51
	w.	Regulation M	A-51

6.	CONDITIONS TO THE OBLIGATIONS OF RCGI TO CLOSE		A-51
	a.	Exchange Closing	A-51
	b.	Additional Closings	A-52

7.	CONDITIONS TO BUYER’S OBLIGATION TO CLOSE		A-52
	a.	Exchange Closing	A-52
	b.	Additional Closing	A-55

8.	INDEMNIFICATION		A-57
	a.	RCGI Indemnification Obligation	A-57
	b.	Indemnification Procedures	A-57

9.	GOVERNING LAW; MISCELLANEOUS		A-58
	a.	Governing Law; Jurisdiction; Jury Trial	A-58
	b.	Counterparts	A-59
	c.	Headings	A-59
	d.	Severability	A-59
	e.	Entire Agreement; Amendments	A-60
	f.	Notices	A-60
	g.	Successors and Assigns	A-61
	h.	No Third Party Beneficiaries	A-62
	i.	Survival	A-62
	j.	Further Assurances	A-62
	k.	Termination	A-62
	l.	Placement Agent	A-63
	m.	No Strict Construction	A-63
	n.	Remedies	A-63
	o.	Rescission and Withdrawal Right	A-63
	p.	Payment Set Aside	A-64
	q.	Transfer Agent Instructions	A-64
	r.	Independent Nature of Buyer	A-64
	s.	Interpretative Matters	A-65

ANNEX A

SECURITIES EXCHANGE AND ADDITIONAL NOTE PURCHASE AGREEMENT

This SECURITIES EXCHANGE AND ADDITIONAL NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of August 3, 2007, by and between RIVER CAPITAL GROUP, INC., a Delaware corporation (f/k/a Ballistic Ventures, Inc., a whOOdoo.com, Inc., Greystone Credit Inc. and Permastoprust International, Inc.), with principal offices located at 7 Reid Street, Suite 312, Hamilton Bermuda, HM11 prior to the Exchange Closing (as defined below) and to be located at 300 East Sonterra Boulevard, San Antonio, Texas, 78258 as of and after the Exchange Closing (“RCGI”), and THE LONGVIEW FUND, L.P., a California limited partnership with its principal offices located at 600 Montgomery Street, 44th Floor, San Francisco, CA  94111 and other offices in Connecticut and New York (“Buyer”).  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Sonterra SPA (as defined below).

WHEREAS:

A.  RCGI and Buyer are executing and delivering this Agreement and the securities described herein in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”).

B.  Sonterra Resources Inc., a Delaware corporation (“Sonterra”), Buyer and certain officers of Sonterra are parties to an Amended and Restated Securities Purchase Agreement, effective as of July 9, 2007 (the “Sonterra SPA”), pursuant to which Buyer purchased (i) 333 shares (the “New Sonterra Common Shares”) of common stock, no par value, of Sonterra (“Sonterra Common Stock”), for an aggregate amount of $9,990, which shares constitute 100% of the issued and outstanding Capital Stock of Sonterra, and (ii) a senior secured note in the initial principal amount of $322,500 (the “Deposit Note”).

C.  Sonterra is a party to a Purchase and Sale Agreement dated as of July 9, 2007 (the “Cinco Purchase Agreement”), by and between Sonterra and Cinco Natural Resources Corporation (successor by merger with Cinco Resources, Inc.), a Delaware corporation (“Cinco”), pursuant to which, Cinco is selling and assigning to Sonterra, and Sonterra is acquiring and assuming, for an aggregate cash purchase price of approximately $5,150,000, certain assets and liabilities of Cinco described therein (the “Cinco Purchase”);

D.  Prior to or contemporaneously with the execution and delivery hereof, Sonterra and Flash Gas & Oil Southwest, Inc., a Louisiana corporation (“Flash”), have entered into a Purchase and Sale Agreement, dated as of August 3, 2007 (the “Flash Purchase Agreement”), pursuant to (and subject to the terms and conditions of) which, on the Flash Acquisition Closing Date (as defined below) Flash shall sell and assign to Sonterra, and Sonterra shall acquire and assume from Flash, for an aggregate cash purchase price of up to $1,300,000, certain assets and liabilities of Flash described therein (the “Flash Purchase”).

E.  Contemporaneously with the execution and delivery hereof, the transactions contemplated by the Sonterra SPA to occur at the Equity Closing (as defined therein) and the transactions contemplated by the Cinco Purchase Agreement are being consummated; without limiting the foregoing, pursuant to the Sonterra SPA, Buyer is purchasing from Sonterra a senior secured note of Sonterra in the initial principal amount of $5,990,010 (of which $322,500 represents refinancing of the Deposit Note, which contemporaneously is being surrendered to Sonterra) (the “Sonterra Equity Note”) and a warrant to purchase 50 shares of Sonterra Common Stock (the “Sonterra Warrant”).

F.  At the “Flash Acquisition Closing” (as defined in the Sonterra SPA), the transactions contemplated by the Sonterra SPA to occur at the Flash Acquisition Closing and the transactions contemplated by the Flash Purchase Agreement will be consummated subject to the terms and conditions of the Sonterra SPA; without limiting the foregoing, pursuant to the Sonterra SPA, at the Flash Acquisition Closing Buyer will purchase an additional senior secured note of Sonterra in the initial principal amount of $2,000,000 (the “Sonterra Non-Equity Note”).

G.  At the Exchange Closing (as defined herein), subject to the terms and conditions hereof, Buyer (i) will exchange all of its Sonterra Common Stock and the Sonterra Equity Note for 218,465,578 shares (subject to adjustment to reflect the Reverse Stock Split or any other stock split, stock dividend, stock combination or similar transaction after the date hereof) of common stock of RCGI, par value $0.001 per share (the common stock of RCGI being referred to herein as “RCGI Common Stock”; and any shares thereof being referred to herein as “RCGI Common Shares”) (the RCGI Common Shares received by Buyer in such exchange being referred to as the “New RCGI Common Shares”), (ii) will exchange the Sonterra Warrant for a warrant (such warrant, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended or modified and in effect from time to time, the “RCGI Warrant”) to purchase 49,586,777 RCGI Common Shares (subject to adjustment to reflect the Reverse Stock Split and any other stock split, stock dividend, stock combination or similar transaction after the date hereof) (the “Warrant Shares”), which RCGI Warrant shall have a term of five years and be exercisable into the Warrant Shares at a price per Warrant Share (the “Warrant Exercise Price”) equal to 110% of the quotient of $6,000,000 divided by the number of New RCGI Common Shares issued to Buyer at the Exchange Closing (such quotient, the “Per Share Purchase Price”); and (iii) will exchange the Sonterra Non-Equity Note (if it has been issued) for a senior secured note of RCGI in an initial principal amount equal to the outstanding principal amount of the Sonterra Non-Equity Note on the Exchange Closing Date (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended or modified from time to time, the  “Initial RCGI Note”) and in the form attached as Exhibit A.

H.  The Board of Directors of RCGI has approved, and prior to the Exchange Closing, RCGI will file, an amendment to RCGI’s Certificate of Incorporation (the “Certificate Amendment”) that effects a reverse split of RCGI Common Shares (the “Reverse Stock Split”) at a ratio between the range of 1:5 to 1:20, as determined by the Board of Directors of RCGI and

I.  approved by Buyer, and changes the name of RCGI to “Sonterra Resources, Inc.”  RCGI will prepare, file with the Securities and Exchange Commission (the “SEC”) and distribute to the stockholders of RCGI, an information statement on Schedule 14C (the “Information Statement”) with respect to (i) the Certificate Amendment; and (ii) the appointment of new directors of the Company.

J.  Subject to the terms and conditions set forth in the Exchange Agreement, during the Additional Note Issuance Period (as defined in Section 1(b)), RCGI will have the option to sell, and if RCGI exercises such option Buyer shall be obligated to purchase, additional senior secured notes (including any promissory notes or other securities issued in exchange or substitution for such senior secured notes or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “Additional RCGI Notes”; and, collectively with the Initial RCGI Note, the “RCGI Notes”), each with a maturity date of August 31, 2010 and otherwise in the form attached as Exhibit A, in an original aggregate principal amount of up to the result of $10,000,000 minus the original principal amount of the Initial RCGI Note (such result, the “Aggregate Additional Note Issuance Amount”), provided that the principal amount of the Additional RCGI Notes issued in any fiscal quarter shall not exceed $2,000,000.

K.  Contemporaneously with the execution and delivery hereof, Sonterra and Buyer are amending the Security Agreement (as defined in the Sonterra SPA) (the Security Agreement, as so amended and as the same may be further amended, supplemented, restated, supplemented or modified and in effect from time to time, being hereafter referred to as the “Security Agreement”).  Contemporaneously with the Exchange Closing, Buyer, RCGI, the Included Subsidiaries (as defined in Section 3(cc)) will execute and deliver a Joinder to the Security Agreement, in the form attached as Exhibit B (as the same may be amended, supplemented, restated, supplemented or modified and in effect from time to time, the “Security Agreement Joinder”) pursuant to which RCGI and the any additional Included Subsidiaries (other than Sonterra, which shall remain a party to the Security Agreement) will become Debtors under the Security Agreement and will grant to Viking Asset Management, LLC, as agent for Buyer (the “Collateral Agent”), a security interest in all of their respective assets.

L.  Contemporaneously with the Exchange Closing, RCGI will enter into employment agreements (the “Employment Agreements”) with each of Michael J. Pawelek, Wayne A. Psencik and Sherry L. Spurlock (the “Principals”) in the forms attached as Exhibits C, D, and E, respectively.

M.  Contemporaneously with the Exchange Closing, RCGI will adopt a stock option plan, in the form attached hereto as Exhibit F (as the same may be amended, supplemented, restated or modified and in effect from time to time, the “2007 Option Plan”), which shall reserve for issuance the number of RCGI Common Shares equal to, and authorize the issuance of options (the “Initial Officer Options”) to purchase 51,403,665 RCGI Common Shares (subject to adjustment to reflect the Reverse Stock Split) (the “Option Shares”), and (ii) immediately after the Exchange Closing, RCGI will issue the Initial Officer Options to the Principals with respect to the Option Shares as set forth on Schedule I and pursuant to option agreements in the form attached hereto as Exhibit G (the “Option Agreements”), and which Initial Officer Options shall be issued in three tranches: (I) each tranche shall consist of Initial Officer Options with respect to one-third (1/3) of the Option Shares; (II) the Initial Officer Options in the first tranche shall have an exercise price per Option Share equal to the “fair value” of the RCGI Common Stock as of the Exchange Closing (the “Initial Option Exercise Price”), as determined by the Board of Directors of RCGI (and which shall not be less than the Warrant Exercise Price, the Initial Officer Options in the second tranche shall have an exercise price per Option Share equal to 130% of the Initial Option Exercise Price, and the Initial Officer Options in the third tranche shall have an exercise price per Option Share equal to 150% of the Initial Option Exercise Price; and (III) the Initial Officer Options in each tranche shall vest and become exercisable as to one-third (1/3) of the Option Shares underlying such Initial Officer Options on each of the first three (3) anniversaries of the Equity Closing Date.

N.  Contemporaneously with the Exchange Closing, RCGI and Buyer will execute and deliver a Registration Rights Agreement, in the form attached as Exhibit H (as the same may be amended, supplemented, restated or modified and in effect from time to time, the “Registration Rights Agreement”), pursuant to which RCGI will agree to provide certain registration rights under the 1933 Act and all other securities laws, with respect to the New RCGI Common Shares, the Warrant Shares and other RCGI Common Shares owned by Buyer.

O.  Contemporaneously with the Exchange Closing, the Collateral Agent, RCGI and each of the Included Subsidiaries (as defined in Section 3(cc)) will execute and deliver one or more Deposit Account Control Agreements, in the form attached as Exhibit I (as the same may be amended, supplemented, restated or modified and in effect from time to time, the “Account Control Agreements”), pursuant to which RCGI and each of the Included Subsidiaries that maintain bank, brokerage or other similar accounts will agree to enable Buyer to perfect its security interest in all of RCGI’s and the Included Subsidiaries’ right, title and interest in certain accounts and in all collateral from time to time credited to such accounts.

P.  Contemporaneously with the Exchange Closing, Sonterra and any additional Included Subsidiaries will execute and deliver a Guaranty, in the form attached as Exhibit J (as the same may be amended, supplemented, restated or modified and in effect from time to time, together, the “Guaranty”), pursuant to which the Included Subsidiaries will agree to guaranty certain obligations of RCGI (the guarantees under the Guaranty, including any such guarantee added after the Exchange Closing Date, being referred to herein as the “Guarantees”).

Q.  Contemporaneously with the Exchange Closing, RCGI and Buyer will execute and deliver a Pledge Agreement, in the form attached as Exhibit K (as the same may be amended, supplemented, restated or modified and in effect from time to time, together, the “Pledge Agreement”), pursuant to which RCGI will agree to pledge all of the Capital Stock (as defined in Section 4(u)(ii)) and other equity in the Included Subsidiaries to the Collateral Agent as collateral for the RCGI Notes.

b.  NOW THEREFORE, RCGI and Buyer hereby agree as follows:

1.  EXCHANGE OF COMMON SHARES, RCGI NOTES AND WARRANTS

a.  Securities Exchange

(i)  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, on the Exchange Closing Date, (A) RCGI shall issue to Buyer, and Buyer agrees to acquire from RCGI, the New RCGI Common Shares in exchange for Buyer’s assignment to RCGI of the Sonterra Equity Note and the New Sonterra Common Shares (i.e., so that after such transactions, RCGI holds all of the New Sonterra Common Shares and the Sonterra Equity Note and Buyer holds the New RCGI Common Shares), (B) RCGI shall issue to Buyer, and Buyer agrees to acquire from RCGI, the RCGI Warrant in exchange for Buyer’s assignment to RCGI of the Sonterra Warrant (i.e., so that after such transactions, RCGI holds the Sonterra Warrant and Buyer holds the RCGI Warrant), (C) if the Sonterra Non-Equity Note has been issued by Sonterra to Buyer, RCGI shall issue to Buyer, and Buyer agrees to acquire from RCGI, the Initial RCGI Note in exchange for Buyer’s assignment to RCGI of the Sonterra Non-Equity Note (i.e., so that after such exchange RCGI holds the Sonterra Non-Equity Note and Buyer holds the Initial RCGI Note), and (D) RCGI shall pay to Buyer an amount (the “Exchange Settlement Amount”) equal to the sum of (I) all fees and other amounts to be paid to Buyer as set forth in Section 4(i), plus (II) all interest under the Sonterra Equity Note and under the Sonterra Non-Equity Note that was accrued and unpaid immediately prior to the Exchange Closing.  The completion of the exchanges provided for in this Section 1(a) shall effect the cancellation of the Sonterra Equity Note, the Sonterra Warrants and the Sonterra Non-Equity Note, if any, and RCGI shall stamp “CANCELLED” on each of the foregoing and return each to Sonterra.

(ii)  Unless expressly stated otherwise in this Agreement, all, rights, interests, benefits, liabilities and obligations of, or associated with, any securities exchanged in connection with the Exchange Closing shall be transferred therewith and assumed and accepted by the recipient thereof.

b.  Purchase and Sale of Additional RCGI Notes.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(d), 6(b) and 7(b) below, during the period commencing on the Exchange Closing Date and ending on December 31, 2008 (the “Additional Note Issuance Period”), RCGI may elect to sell Additional RCGI Notes to Buyer.  At any time within the ten (10) consecutive Business Days immediately following RCGI’s timely (without giving effect to any extensions of time permitted by Rule 12b-25 under the Securities and Exchange Act of 1934 (the “1934 Act”)) filing of a quarterly report on Form 10-QSB or 10-Q or annual report on Form 10-KSB or 10-K, as the case may be (a “Periodic Report”), during the Additional Note Issuance Period, RCGI may, in its sole discretion, deliver (by facsimile) a written notice to Buyer electing to sell Additional RCGI Notes to Buyer (an “Additional Sale Election Notice”).  RCGI may not deliver more than one Additional Sale Election Notice during each such ten-day period.  The Additional Sale Election Notice shall set forth the aggregate principal amount of Additional RCGI

Notes to be sold to Buyer (the “Additional Note Issuance Amount”) on an Additional Closing Date (as defined in Section 1(d)); provided, however, that (A) the Additional Note Issuance Amount shall not be more than $2,000,000 and shall not be less than $250,000, (B) the Additional Note Issuance Amount shall not exceed the maximum amount, if any, that, if such Additional Note Issuance Amount had been added to the outstanding principal amount of all of the RCGI Notes outstanding as of the last day of the period covered by the most recently filed Periodic Report would not have resulted in the PRV Ratio (as defined in the RCGI Notes) being less than the Required PRV Ratio (as defined in the RCGI Notes) as of such last day of such period, and (C) the sum of the Additional Note Issuance Amount and the aggregate principal amount of all other Additional RCGI Notes issued and sold by RCGI to Buyer shall not exceed the Aggregate Additional Note Issuance Amount (the limitations on the Additional Note Issuance Amount set forth in the immediately preceding clauses (A) and (B) being together referred to as the “Additional Note Issuance Amount Limitations”), and if the Additional Note Issuance Amount cannot be at least $250,000 as a result of the Additional Note Issuance Amount Limitations, RCGI may not deliver an Additional Sale Election Notice and may not issue or sell any Additional RCGI Notes on such Additional Closing Date.  The Additional Sale Election Notice shall also set forth (i) Buyer’s principal amount of Additional RCGI Notes to be purchased (subject to the limitations provided in the next sentence), and (ii) the Additional Closing Date for the purchase and sale of Additional RCGI Notes pursuant to such Additional Sale Election Notice (determined as provided in Section 1(d) below).  In the event that RCGI delivers an Additional Sale Election Notice in accordance with the foregoing, subject to the conditions set forth in this Section 1(b) and Sections 1(d), 6(b) and 7(b) below, then with respect to each  Additional Sale Election Notice RCGI shall issue and sell to Buyer, and Buyer agrees to purchase from RCGI, on the applicable Additional Closing Date (an “Additional Closing”, and, together with the Exchange Closing, each a “Closing”), Additional RCGI Notes in a principal amount equal to the Additional Note Issuance Amount.  The aggregate purchase price (the “Additional Purchase Price”) of the Additional RCGI Notes at the applicable Additional Closing shall be equal to $1.00 for each $1.00 of principal amount of the Additional RCGI Notes purchased.  As used in this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the New York City are authorized or required by law to remain closed.

c.  The Exchange Closing Date.  The date and time of the Exchange Closing (the “ExchangeClosing Date”) shall be 10:00 a.m., New York City time, on the second (2nd) Business Day following the satisfaction (or waiver) of all of the conditions to the Exchange Closing set forth in Sections 6(a) and 7(a) (or such later or earlier date and time as is mutually agreed to by RCGI and Buyer).  The Exchange Closing shall occur on the Exchange Closing Date at 4:00 p.m. local time at the offices of Katten Muchin Rosenman LLP, 525 West Monroe Street, Suite 1900, Chicago, Illinois 60661, or at such place as RCGI and Buyer may jointly designate in writing.

d.  Additional Closing Dates.  The date and time of any Additional Closing (an “Additional Closing Date” and, together with the Exchange Closing Date, each a “Closing Date”) shall be 10:00 a.m., New York City time, on the tenth (10th) Business Day following receipt by Buyer of an Additional Sale Election Notice, subject to the satisfaction (or waiver) of the conditions to the Additional Closing set forth in Sections 1(b), 6(b) and 7(b) and the conditions set forth in this Section 1(d) or the waiver thereof in writing by Buyer (or such earlier or later date and time as is mutually agreed to by RCGI and Buyer).  Notwithstanding the foregoing, RCGI shall not be entitled to deliver an Additional Sale Election Notice unless each of the following conditions is satisfied (or waived in writing by Buyer) as of and through the date on which RCGI delivers to Buyer the applicable Additional Sale Election Notice (the “Additional Sale Election Notice Date”), and Buyer shall not be required to purchase the Additional RCGI Notes unless each of the following conditions and the conditions set forth in Sections 1(d) and 7(b) are satisfied (or waived in writing by Buyer) as of and through the applicable Additional Closing Date (the “Additional Sale Election Notice Conditions”): (i) during the period beginning on the date of this Agreement and ending on and including the applicable Additional Closing Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control (as defined in the RCGI Notes) which has not been abandoned or terminated and publicly announced as such or (y) an Event of Default (each as defined in the RCGI Notes); (ii) during the ninety (90) day period ending on and including such Additional Closing Date, there shall not have occurred an event that with the passage of time or the giving of notice (or both) and without being cured would constitute an Event of Default; (iii) at all times during the period beginning on the date of this Agreement and ending on such Additional Closing Date, the RCGI Common Shares are listed or quoted on the Principal Market (as defined in Section 3(t)), and the RCGI Common Shares shall not have been suspended from trading nor shall delisting or suspension by the Principal Market have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements, if any, of the Principal Market; (iv) at all times during the period beginning on the Exchange Closing Date and ending on and including such Additional Closing Date, RCGI shall have delivered Warrant Shares upon exercise of the RCGI Warrant on a timely basis as set forth in Section 2 of the RCGI Warrant; (v) as of the Additional Sale Election Notice Date and as of such Additional Closing Date, RCGI Notes remain outstanding; and (vi) no Financial Covenant Test Failure (as defined in any RCGI Notes) shall have occurred as of the last day of the period covered by the most recently filed Periodic Report.  Any Additional Closing shall occur on the applicable Additional Closing Date at the offices of Katten Muchin Rosenman LLP, 525 West Monroe Street, Suite 1900, Chicago, Illinois 60661-3693, or at such other place as RCGI and Buyer may jointly designate in writing.  The delivery of an Additional Sale Election Notice and the issuance of any Additional RCGI Notes shall constitute a certification by RCGI that all the representations and warranties of RCGI are true and correct as of the date of such notice or issuance (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and that RCGI and the Subsidiaries have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by RCGI or the Subsidiaries at or prior to such date.

e.  Exchange Closing Date Form of Payment.  On the Exchange Closing Date (i) RCGI shall pay to Buyer the Exchange Settlement Amount by wire transfer of immediately available funds in accordance with Buyer’s written wire instructions, (ii) RCGI shall deliver to Buyer (A) certificates representing the New RCGI Common Shares that Buyer is acquiring on the Exchange Closing Date, (B) the Initial RCGI Note that Buyer is acquiring hereunder on the Exchange Closing Date, (C) and the RCGI Warrant that Buyer is acquiring hereunder on the Exchange Closing Date, in each case duly executed on behalf of RCGI and registered in the name of Buyer or its designee, and (iii) Buyer shall deliver to RCGI (W) the certificates representing the New Sonterra Common Shares, duly endorsed for transfer to RCGI, (X) the Sonterra Equity Note duly endorsed for transfer to RCGI and cancellation thereof, (Y) the Sonterra Warrant duly endorsed for transfer to RCGI and cancellation thereof, and (Z) the Sonterra Non-Equity Note duly endorsed for transfer to RCGI and cancellation thereof.  All references herein and in each of the other Transaction Documents to “dollars” or “$” shall mean the lawful money of the United States of America.

f.  Additional Closing Date Form of Payment

.  On each Additional Closing Date, if any, (i) Buyer shall pay the applicable Additional Purchase Price for the Additional RCGI Notes to be issued and sold to Buyer on such Additional Closing Date, by wire transfer of immediately available funds in accordance with RCGI’s written wire instructions (less any amount deducted and paid in accordance with Section 4(i) and any amount to be paid to Buyer as provided in Section 7(c)(xiii)), and (ii) RCGI shall deliver to Buyer the Additional RCGI Notes, if any, that Buyer is purchasing hereunder on the Additional Closing Date, in each case duly executed on behalf of RCGI and registered in the name of Buyer or its designee.

2.  BUYER’S REPRESENTATIONS AND WARRANTIES.

c.  Buyer represents and warrants, as of the date of this Agreement, the Exchange Closing Date and each Additional Closing Date, that:

a.  Investment Purpose.  Buyer (i) is acquiring the New RCGI Common Shares,  the RCGI Notes (along with the related Guarantees) and the RCGI Warrant, and (ii) upon any exercise of the RCGI Warrant will acquire the Warrant Shares issuable upon such exercise thereof (the New RCGI Common Shares, the RCGI Notes, the Guarantees, the RCGI Warrant and the Warrant Shares being collectively referred to herein as the “Securities”), for Buyer’s own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from the registration requirements of, the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption from registration under the 1933 Act.

b.  Accredited Investor Status.  Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c.  Reliance on Exemptions.  Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the securities laws and that RCGI is relying in part upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.  For purposes hereof,  “securities laws” means the securities laws, legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of, the securities regulatory authorities (including the SEC) of the United States and any applicable states and other jurisdictions.

d.  Information.  Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of RCGI and the Subsidiaries and materials relating to the offer and sale of the Securities that have been requested by Buyer.  Buyer and its advisors, if any, have been afforded the opportunity to ask questions of RCGI.  Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer’s right to rely on RCGI’s representations and warranties contained in Sections 3 below or contained in any of the other Transaction Documents.  Buyer understands that its investment in the Securities involves a high degree of risk.  Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

e.  No Governmental Review.  Buyer understands that no Governmental Entity has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.  As used in this Agreement, “Governmental Entity” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency (including any self-regulatory agency or organization), authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over RCGI or any of the Subsidiaries, or any of their respective properties, assets or undertakings.

f.  Transfer or Resale.  Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any other securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to RCGI an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides RCGI with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or any other securities laws; (iii) that by virtue of Buyer’s ownership of RCGI Common Shares, Buyer is currently and, after the Exchange Closing will continue to be, an “affiliate” of RCGI as defined in Rule 144 and that, so long as Buyer has such status, the unlimited resale provisions of Rule 144(k) (as in effect on the date of this Agreement) will not be available to Buyer; and (iv) except as set forth in the Registration Rights Agreement, neither RCGI nor any other Person is under any obligation to register the Securities under the 1933 Act or any other securities laws. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.  As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

g.  Legends.  Buyer understands that the certificates or other instruments representing the RCGI Notes, the RCGI Warrant and, until such time as the sale of the New RCGI Common Shares and the Warrant Shares has been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates representing the New RCGI Common Shares and  the Warrant Shares, except as set forth below, shall bear a restrictive legend in the following form (the “1933 Act Legend”) (and a stop-transfer order may be placed against transfer of such certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Upon the written request to RCGI of a holder of a certificate or other instrument representing New RCGI Common Shares, RCGI Notes, RCGI Warrant or Warrant Shares, the 1933 Act Legend shall be removed and RCGI shall issue a certificate without the 1933 Act Legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides RCGI with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, (iii) such holder provides RCGI with reasonable assurances that the Securities can be sold pursuant to Rule 144(k) promulgated under the 1933 Act (or a successor rule thereto), or (iv) such holder provides RCGI reasonable assurances that the Securities have been or are being sold pursuant to Rule 144.

h.  Authorization; Enforcement; Validity.  Buyer is a validly existing partnership and has the requisite partnership power and authority to purchase the Securities pursuant to this Agreement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.  The Security Agreement, the Registration Rights Agreement and each of the other agreements and other documents entered into and executed by Buyer in connection with the transactions contemplated hereby and thereby as of each Closing will have been duly and validly authorized, executed and delivered on behalf of Buyer as of such Closing Date, as applicable, and will constitute valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms.

i.  Residency and Offices.  Buyer is a limited partnership organized under the laws of the State of California, having its principal office located in California and other offices in New York.

3.  REPRESENTATIONS AND WARRANTIES OF RCGI.

d.  RCGI represents and warrants to Buyer, that:

a.  Organization and Qualification.

(i)  RCGI was incorporated on July 1, 1999.   Set forth on Schedule 3(a) is a true and correct list of the Subsidiaries and the jurisdiction in which each is organized or incorporated, together with the percentage of the outstanding Capital Stock or other equity interests of each such entity that is held by RCGI or any of the Subsidiaries.  Other than with respect to the entities listed on Schedule 3(a), RCGI does not directly or indirectly own any security or beneficial ownership interest, in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person, except that, assuming that on the Exchange Closing Date the New Sonterra Common Shares constitute all of the outstanding Capital Stock of Sonterra, RCGI will own all of the outstanding Capital Stock of Sonterra upon the Exchange Closing.  Each of RCGI and the Subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized or formed and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or organized and has the requisite corporate, partnership, limited liability company or other organizational power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted by RCGI and the Subsidiaries following the Exchange Closing.  Each of RCGI and the Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not have and could not be, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3(a), RCGI holds all right, title and interest in and to 100% of the Capital Stock, equity or similar interests of each of the Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns Capital Stock or holds an equity or similar interest in any other Person.

(ii)  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations, condition (financial or otherwise), credit worthiness or prospects of RCGI or any of the Subsidiaries, taken individually or as a whole, (ii) the transactions contemplated hereby or the agreements and instruments to be entered into in connection herewith, or (iii) the authority or ability of RCGI or any other Person (other than Buyer) party to any of the Transaction Documents to enter into the Transaction Documents and perform its obligations thereunder. As used in this Agreement, “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing); “Subsidiary” means any entity in which RCGI, directly or indirectly, owns Capital Stock or holds an equity or similar interest at the time of this Agreement or at any time hereafter (provided that Sonterra shall be deemed a Subsidiary and an Included Subsidiary effective upon and following the Exchange Closing); “Capital Lease Obligation” means, as to any Person, any obligation that is required to be classified and accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP (as defined in Section 3(g)), and the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; and “to the Knowledge of RCGI”, and similar language means (I) prior to and as of the Exchange Closing Date, the actual knowledge any officers of RCGI and the knowledge such Persons would be expected to have after reasonable due diligence and inquiry, and (II) after the Exchange Closing Date, the actual knowledge of any executive officers of RCGI and the knowledge such Persons would be expected to have after reasonable due diligence and inquiry.

b.  Authorization; Enforcement; Validity.  RCGI and each of the Included Subsidiaries has (or, with respect to the Additional RCGI Notes to be executed and issued after the date hereof, as of each Additional Closing Date will have) the requisite corporate power and authority to enter into and perform its obligations under each of this Agreement, the Certificate Amendment, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as set forth in Section 9(q)), the RCGI Notes, the RCGI Warrant, the Security Agreement, the Account Control Agreements, the Mortgages, the Guaranty, the Pledge Agreement, the Employment Agreements, and each of the other agreements or instruments to which it is (or will be) a party or by which it is (or will be) bound and which is (or will be) entered into by certain of the parties hereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”), and solely with respect to RCGI, to issue the Securities, in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by RCGI and the consummation by each of RCGI and the Included Subsidiaries of the transactions contemplated hereby and thereby, including the issuance of the New RCGI Common Shares, up to $10,000,000 in principal amount of the RCGI Notes, the RCGI Warrant, the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the RCGI Warrant, the adoption of the 2007 Option Plan and the reservation of shares for issuance thereunder and, the issuance of the Initial Officer Options and of RCGI Common Shares upon exercise of the Initial Officer Options, have been duly authorized by the respective boards of directors, members, managers, stockholders or other equityholders, as applicable, of RCGI (subject to the approval by the majority stockholder of RCGI of the Certificate Amendment) and the Included Subsidiaries and no further consent or authorization is required by any of RCGI, the Included Subsidiaries or any of RCGI’s or any Included Subsidiary’s respective directors, members, managers, stockholders (other than the majority stockholder of RCGI) or other equityholders, as applicable.  This Agreement and the other Transaction Documents dated of even date herewith to which RCGI or any Included Subsidiary is a party have been duly executed and delivered by RCGI and each such Included Subsidiary, and constitute the valid and binding obligations of RCGI and each such Included Subsidiary, enforceable against RCGI and each such Included Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.  As of the Exchange Closing and as of each Additional Closing (each a “Closing”; and together, the “Closings”), the Transaction Documents dated after the date of this Agreement and on or prior to the date of such Closing shall have been duly executed and delivered by RCGI and each Included Subsidiary and shall constitute the valid and binding obligations of RCGI and each Included Subsidiary party thereto, enforceable against RCGI and each such Included Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

c.  Capitalization.

(i)  As of the date of this Agreement and at all times prior to the Exchange Closing, (A) the authorized Capital Stock of RCGI consists, and shall consist, of 50,000,000 RCGI Common Shares, of which 38,552,749 RCGI Common Shares (subject to adjustment for the Reverse Stock Split) are, and shall be, issued and outstanding, (B) no RCGI Common Shares are, or shall be, reserved for issuance pursuant to RCGI’s stock option, restricted stock, stock purchase or other plans, or pursuant to outstanding awards under any such plans, (C) there are, and shall be, no other securities of RCGI issued, outstanding or reserved for issuance.  All of such outstanding or issuable RCGI Common Shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable and are described on Schedule 3(c)(i).

(ii)  Immediately after the Exchange Closing, (A) the authorized Capital Stock of RCGI shall consist of 50,000,000 RCGI Common Shares, of which 263,572,294 shares (subject to adjustment for the Reverse Stock Split) shall be issued and outstanding, (B) no RCGI Common Shares will be issuable and reserved for issuance pursuant to securities issued or to be issued (other than the RCGI Warrant and the Initial Officer Options), exercisable or exchangeable for, or convertible into, RCGI Common Shares, (B) no RCGI Common Shares will be reserved for issuance under any plan or agreement, other than the Warrant Shares and the Option Shares, and (C) there will be no other securities of RCGI issued or outstanding (other than the RCGI Notes).  All of such outstanding or issuable RCGI Common Shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable and are described on Schedule 3(c)(ii).

(iii)  Except as set forth on Schedule 3(c)(iii), (A) no shares of the Capital Stock of RCGI or any of the Subsidiaries are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by RCGI or any of the Subsidiaries; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of Capital Stock of RCGI or any of the Subsidiaries, or contracts, commitments, plans, understandings or arrangements by which RCGI or any of the Subsidiaries is or may become bound to issue additional shares of Capital Stock of RCGI or any of the Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of Capital Stock of RCGI or any of the Subsidiaries (any such options, warrants, scrip, rights collectively, calls, commitments, securities, contracts, plans, understandings or arrangements, collectively, the “Existing Options”); (C) there are no agreements or arrangements under which RCGI or any of the Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (D) there are no outstanding securities or instruments of RCGI or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which RCGI or any of the Subsidiaries is or may become bound to redeem a security of RCGI or any of the Subsidiaries and there are no other stockholder agreements or similar agreements to which RCGI, any of the Subsidiaries, or, to RCGI’s Knowledge, any holder of RCGI’s Capital Stock is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; (F) RCGI does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (G) to the Knowledge of RCGI, no officer or director or beneficial owner of any of RCGI’s outstanding RCGI Common Shares, has pledged RCGI Common Shares in connection with a margin account or other loan secured by such RCGI Common Shares, provided that no representation or warranty is given or made with respect to any pledge by Buyer or Longview Fund International Inc., a  British Virgin Islands international business company (“Longview International”).  RCGI has furnished to Buyer true and correct copies of RCGI’s Certificate of Incorporation, as amended and as in effect on the date this representation is made (the “Certificate of Incorporation”), and RCGI’s Bylaws, as amended and as in effect on each date this representation is made (the “Bylaws”), the organizational documents of each of the Subsidiaries, as amended and in effect on the date this representation is made, and all documents and instruments containing the terms of all securities, if any, that are convertible into, or exercisable or exchangeable for, RCGI Common Shares, and the material rights of the holders thereof in respect thereto.  All of the equity interests of each of the Included Subsidiaries are certificated or otherwise represented in tangible form.  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

d.  Issuance of Securities.  The New RCGI Common Shares and the Warrant Shares will be duly authorized as of the Exchange Closing and, upon issuance in accordance with the terms hereof or upon exercise of the RCGI Warrant, as applicable, will be validly issued, fully paid and nonassessable and free from taxes and Liens with respect to the issuance thereof, with the holders of the New RCGI Common Shares and the Warrant Shares being entitled to all rights accorded to a holder of RCGI Common Shares.  The RCGI Notes and the RCGI Warrant are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) free from all taxes and Liens with respect to the issuance thereof and (ii) entitled to the rights set forth in the RCGI Notes and the RCGI Warrant, as applicable.  At least 61,983,471 RCGI Common Shares (subject to adjustment to reflect the Reverse Stock Split or any other stock split, stock dividend, stock combination or similar transaction) have been duly authorized and reserved for issuance upon exercise of the RCGI Warrant.  Assuming the accuracy of Buyer’s representations and warranties in Section 2, the issuance by RCGI of the Securities is exempt from registration under the 1933 Act and any other applicable securities laws.

e.  No Conflicts.  Except as set forth on Schedule 3(e), the execution and delivery of this Agreement and the other Transaction Documents by RCGI and the Included Subsidiaries, the performance by RCGI and the Included Subsidiaries of their respective obligations hereunder and thereunder and the consummation by RCGI and Included Subsidiaries of the transactions contemplated hereby and thereby

(including the reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the certificate or articles of incorporation, certificate or articles of organization, bylaws, operating agreement, partnership agreement or any other governing documents, as applicable, of RCGI or any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or passage of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which any such Person is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including securities laws and the rules and regulations, if any, of the Principal Market) applicable to any such Person or by which any property or asset of any such Person is bound or affected.  Neither RCGI nor any Subsidiary is in violation of any term of its certificate or articles of incorporation, certificate or articles of organization, bylaws, operating agreement, partnership agreement or any other governing document, as applicable.  Neither RCGI nor any Subsidiary is or has been in violation of any term of or in default under (or with the giving of notice or passage of time or both would be in violation of or default under) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any Law applicable to RCGI or the Subsidiaries, except where such violation or default could not reasonably be expected to have a Material Adverse Effect or to result in the acceleration of any Indebtedness (as defined below) or other obligation.  The business of RCGI and the Subsidiaries has not been and is not being conducted, in violation of any Law of any Governmental Entity except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except for the filings and listings expressly contemplated by the Registration Rights Agreement or described in Section 4(b) and Section 4(h), the filing of instruments to perfect security interests, and except as set forth in Schedule 3(e), neither RCGI nor any Subsidiary is or has been required to obtain any consent, authorization or order of, or make any filing or registration with, any court or Governmental Entity in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations that RCGI or any Subsidiary is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained prior to the Exchange Closing Date, in both cases, prior to the date of the effectiveness of such requirement.  Except as set forth on Schedule 3(e), RCGI and the Subsidiaries are in all material respects in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).   As used in this Agreement, “Laws” means all present or future federal, state local or foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Entity; “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures, redeemable Capital

Stock or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller, bank or other financing source under such agreement in the event of default are limited to repossession or sale of such property), (F) all Capital Lease Obligations, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

f.  SEC Documents; Financial Statements.  Since December 31, 2005, RCGI has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed since December 31, 2005 and prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being referred to herein as the “SEC Documents” and RCGI’s consolidated balance sheet as of March 31, 2007, as included in RCGI’s quarterly report on Form 10-QSB for the period then ended, as filed with the SEC on May 15, 2007, being referred to herein as the “March 2007 Balance Sheet”).  A complete and accurate list of the SEC Documents is set forth on Schedule 3(f).  RCGI has made available to Buyer or its respective representatives true and complete copies of the SEC Documents.  Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for filing of such SEC Documents (including any extensions of such time frames permitted by Rule 12b-25 under the 1934 Act pursuant to timely filed Forms 12b-25) such that each filing was timely filed (or deemed timely filed pursuant to Rule 12b-25 under the 1934 Act) with the SEC.  As of their respective dates, the SEC Documents complied in all material respects with the securities laws.  None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Except as set forth on Schedule 3(f), since the filing of each of the SEC Documents, no event has occurred that would require an amendment or supplement to any such SEC Document and as to which such an amendment has not been filed and made publicly available on the SEC’s EDGAR system no less than five (5) Business Days prior to the date the representation is made.  Except as set forth on Schedule 3(f), RCGI has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff.  As of their respective dates, the consolidated financial statements of RCGI and the Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the securities laws with respect thereto.  Except as set forth on Schedule 3(f), such consolidated financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of RCGI and the Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that are not material individually or in the aggregate).  Schedule 3(f) lists all press releases, analyst reports, advertisements and other written communications with stockholders or other investors, or potential stockholders or other potential investors, on behalf of RCGI of RCGI or any of the Subsidiaries or otherwise relating to RCGI or any of the Subsidiaries, issued, made, distributed, paid for or approved since December 31, 2005 by RCGI, any of the Subsidiaries or any of their respective officers, directors or Affiliates, by any Person engaged by  (or otherwise acting on behalf of) RCGI, any of the Subsidiaries or any of their respective officers, directors or Affiliates, or, to RCGI’s Knowledge, by any stockholder of RCGI, other than any such written communication issued, or distributed by Viking Asset Management LLC, a California limited liability company (“Viking”), Buyer or Longview International.  None of RCGI, the Subsidiaries and their respective officers, directors and Affiliates or, to RCGI’s Knowledge, any stockholder of RCGI has made any filing with the SEC, issued any press release or made, distributed, paid for or approved (or engaged any other Person to make or distribute) any other public statement, report, advertisement or communication on behalf of RCGI or any of the Subsidiaries or otherwise relating to RCGI or any of the Subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to Buyer, including information referred to in Section 2(d), that, considered in the aggregate, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading, except that no representation or warranty is given or made with respect to any SEC filing or other communication made by Viking, Buyer or Longview International.  Except as set forth in Schedule 3(f), none of RCGI, the Subsidiaries and their respective officers, directors, employees or agents has provided Buyer with any material, nonpublic information.  RCGI is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and in effect on the date this representation is made and to which RCGI or any Subsidiary is a party or by which RCGI or any Subsidiary is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to RCGI’s reports filed or made with the SEC under the 1934 Act.  The accounting firm that has expressed its opinion with respect to the consolidated financial statements included in RCGI’s most recently filed annual report on Form 10-K or 10-KSB (the “Audit Opinion”) is independent of RCGI pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and such firm was otherwise qualified to render the Audit Opinion under applicable securities laws.  Each other accounting firm that since such filing has conducted or will conduct a review or audit of any of RCGI’s consolidated financial statements is independent of RCGI pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and is otherwise qualified to conduct such review or audit and render an audit opinion under applicable securities laws.  There is no transaction, arrangement or other relationship between RCGI and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by RCGI in its reports pursuant to the 1934 Act that has not been so disclosed in the SEC Documents.  Since December 31, 2003, except as set forth on Schedule 3(f), neither RCGI nor any of the Subsidiaries nor any director, officer or employee, of RCGI or any of the Subsidiaries has received or otherwise had or obtained Knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of RCGI or any of the Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that RCGI or any of the Subsidiaries has engaged in questionable accounting or auditing practices.  No attorney representing RCGI or any of the Subsidiaries, whether or not employed by RCGI or any of the Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by RCGI or any of the Subsidiaries or any of their respective officers, directors, employees or agents to their respective boards of directors or any committee thereof or pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, and the SEC’s rules and regulations promulgated thereunder.  Since December 31, 2000, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of any executive officer, board of directors or any committee thereof of RCGI or any of the Subsidiaries.  As of the date of this Agreement, RCGI is a “shell company” (as defined in Rule 12b-2 under the Exchange Act), and on and after the Exchange Closing Date and giving effect to the Exchange Closing, RCGI will no longer be a “shell company.”  As used in this Agreement, “GAAP” means U.S. generally accepted accounting principles.

g.  Absence of Certain Changes.  Neither RCGI nor any Subsidiary has taken any steps, nor does RCGI or any Subsidiary currently expect to take any steps to seek protection pursuant to, any bankruptcy law; and neither RCGI nor any Subsidiary has received any written notice or has any other knowledge or reason to believe that the creditors of such Person intend to initiate involuntary bankruptcy proceedings against RCGI or any of the Subsidiaries or any knowledge of any fact that would reasonably lead a creditor to do so.  Neither RCGI nor any Subsidiary is as of the date this representation is made, nor after giving effect to the transactions contemplated hereby or by any of the other Transaction Documents, will be Insolvent (as defined below).  As used in this Agreement, “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, contingent or otherwise, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur, prior to the second anniversary of the date this representation is made, or believes that it will incur, prior to the second anniversary of the date this representation is made, debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.  Except as disclosed in Schedule 3(g), since December 31, 2005, neither RCGI nor any of the Subsidiaries has declared or paid any dividends or sold any assets outside of the ordinary course of business.  Except as disclosed in Schedule 3(g), since December 31, 2005, neither RCGI nor any of the Subsidiaries has had any capital expenditures outside the ordinary course of its business.

h.  Absence of Litigation. Except as set forth on Schedule 3(h), (i) during the past five years there has not been any action, suit, proceeding, inquiry or investigation (“Litigation”) before or by any court, public board, Governmental Entity, self-regulatory organization or body pending or, to the Knowledge of RCGI, threatened against or affecting RCGI or any of the Subsidiaries or any of their respective assets, and (ii) no officer of RCGI nor, to RCGI’s Knowledge, any of the Principals or any director or holder of more than 5% of the outstanding securities of RCGI or any of the Subsidiaries has been involved in securities-related Litigation during the past ten (10) years, except that no representation or warranty is given or made with respect to Buyer’s or Longview International’s involvement in any such Litigation.  No Litigation disclosed on Schedule 3(h) has, has had or could reasonably be expected to have a Material Adverse Effect.

i.  Full Disclosure; No Undisclosed Events, Liabilities, Developments or Circumstances.  Except as set forth on Schedule 3(i), since December 31, 2003, there has been no Material Adverse Effect and no circumstances exist that could reasonably be expected to be, cause or have a Material Adverse Effect.  Other than the liabilities and obligations under this Agreement or as set forth on Schedule 3(i), the only liabilities of RCGI or any Subsidiary (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured and regardless of when any action, claim, suit or proceeding with respect thereto is instituted) are the liabilities reflected on Schedule 3(i), as of the date of this Agreement, all of which will be reflected on the Pro Forma Balance Sheet and the Pro Forma Cap Table.  As of the Exchange Closing Date, the only liabilities of RCGI (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured and regardless of when any action, claim, suit or proceeding with respect thereto is instituted) will be those reflected on the March 2007 Balance Sheet or Schedule 3(i), those assumed or created pursuant to, or as a result of, this Agreement and the other Transaction Documents and the consummation of the Exchange Closing, and liabilities and obligations of not more than $50,000 for operating expenses incurred in the ordinary course of business consistent with past practices as a shell company subsequent to March 31, 2007, all of which will be reflected on the Pro Forma Balance Sheet.  No representation or warranty or other statement made by RCGI or the Subsidiaries in this Agreement or any of the other Transaction Documents, the Schedules hereto or any certificate or instrument delivered pursuant to this Agreement contains any untrue statement or omits to state a material fact necessary to make any such statement, in light of the circumstances in which it was made, not misleading.

j.  Acknowledgment Regarding Buyer’s Purchase of RCGI Notes and Warrants.  RCGI acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to RCGI in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.  RCGI further acknowledges that Buyer is not acting as a financial advisor or fiduciary of any party to this Agreement or any of the other Transaction Documents (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Buyer’s acquisition of the Securities. RCGI further represents to Buyer that the decision of each of RCGI and each of the Included Subsidiaries to enter into the Transaction Documents has been based solely on the independent evaluation by such Person and its representatives.

k.  No General Solicitation.  Except as set forth in Schedule 3(k), neither RCGI, nor any of its Affiliates, nor any Person acting on the behalf of any of the foregoing, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act), including advertisements, articles, notices, or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar meeting whose attendees have been invited by general solicitation or general advertising, in connection with the offer or sale of the Securities, except that no representation or warranty is given or made with respect to any of the activities of Buyer or Longview International in connection with such offer and sale.  As used in this Agreement, “Affiliate” means, with respect to any Person, a second Person (A) in which the first Person owns a 5% equity interest, or (B) that, directly or indirectly, (i) has a 5% equity interest in such first Person, (ii) has a common ownership with such first Person, (iii) controls such first Person, (iv) is controlled by such first Person or (v) shares or is under common control with such first Person; and “Control” or “controls” means that a Person has the power, direct or indirect, to conduct or govern the policies of another Person.

l.  No Integrated Offering.  Neither RCGI nor any Subsidiary, any Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, has, directly or indirectly, made any offers or sales of any security or solicited any offers to purchase any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by RCGI for purposes of the 1933 Act or any applicable stockholder approval requirements of any authority, nor will Sonterra, any of the Principals or any of Sonterra’s other Affiliates, or any Person acting on behalf of any of the foregoing, take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of the 1933 Act or any applicable stockholder approval requirements of any authority.

m.  Dilutive Effect.  RCGI understands and acknowledges that the number of RCGI Common Shares that RCGI is obligated to issue pursuant to this Agreement, including the Warrant Shares issuable upon exercise of the RCGI Warrant and the RCGI Common Shares issuable upon exercise of the Initial Officer Options, will increase in certain circumstances.  RCGI further acknowledges that its obligation to issue RCGI Common Shares in accordance with this Agreement, including the Warrant Shares upon exercise of the RCGI Warrant in accordance with the RCGI Warrant and the RCGI Common Shares upon exercise of the Initial Officer Options, is, in each case, absolute and unconditional, subject, in the case of the Initial Officer Options, to the vesting of such options and the terms and conditions of the 2007 Option Plan, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of RCGI.  Taking the foregoing into account, RCGI’s board of directors has determined in its good faith business judgment that the issuance of the New RCGI Common Shares, the RCGI Warrant and the Initial Officer Options and the consummation of the other transactions contemplated hereby are in the best interests of RCGI and its stockholders.

n.  Employee Relations.  Except as set forth on Schedule 3(n), neither RCGI nor any of the Subsidiaries is involved in any labor union dispute nor, to the Knowledge of RCGI, is any such dispute threatened.  None of the employees of RCGI or of any of the Subsidiaries is or has been a member of a union that relates, such employee’s relationship with RCGI or any of the Subsidiaries.  Neither RCGI nor any of the Subsidiaries is a party to a collective bargaining agreement.  Except as set forth on Schedule 3(n), no executive officer (as defined in Rule 3b-7 under the 1934 Act) nor any other individual whose termination would be required to be disclosed on a Current Report on Form 8-K but that has not been so reported, has notified RCGI or any of the Subsidiaries that such individual intends to leave RCGI or any of the Subsidiaries or otherwise terminate such individual’s employment with RCGI or any of the Subsidiaries.  No executive officer, to the Knowledge of RCGI, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  Except as set forth in Schedule 3(n), RCGI and each of the Subsidiaries is and has been in compliance with all Laws relating to employment and employment practices, terms and conditions of employment and wages and hours.

o.  Intellectual Property Rights.  Except as set forth on Schedule 3(o), RCGI and the Included Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications and registrations, trade names, service marks, service mark registrations, service names, patents, patent rights, patent applications, copyrights (whether or not registered), inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as conducted as of the date this representation is made.  Schedule 3(o) contains a complete and accurate list of all patented and registered Intellectual Property owned by RCGI and the Subsidiaries and all pending patent applications and applications for the registration of other Intellectual Property owned or filed by RCGI or any of the Subsidiaries.  Schedule 3(o) also contains a complete and accurate list of all material licenses and other rights granted by RCGI or any Subsidiaries to any third party with respect to Intellectual Property and material licenses and other rights with respect to Intellectual Property granted by any third party to RCGI or any of the Subsidiaries.  Except as set forth in Schedule 3(o), (i) none of the rights of RCGI or the Subsidiaries in their Intellectual Property have expired or terminated, or are expected to expire or terminate within five years from the date of this Agreement, except to the extent such termination would not and would not reasonably be expected to have a Material Adverse Effect, (ii) there are no third parties who have rights to any of the Intellectual Property owned or licensed by RCGI or any of the Subsidiaries, except for the rights retained by the owners of the Intellectual Property that is licensed to RCGI or any of the Subsidiaries, and there are no third parties who have rights to any of the Intellectual Property owned or licensed by RCGI or any of the Subsidiaries, except for the rights retained by the owners of the Intellectual Property that is licensed to RCGI or any of the Subsidiaries, (iii) there has been no infringement by RCGI or any of the Subsidiaries or any of RCGI’s or the Subsidiaries’ licensors or licensees of any Intellectual Property rights of others and RCGI has no Knowledge of any infringement by RCGI or any of the Subsidiaries or any of their licensors or licensees of any Intellectual Property rights of others, (iv) there has been no infringement by any third parties of any Intellectual Property owned or licensed by RCGI or any of the Subsidiaries, or of any development of similar or identical trade secrets or technical information by others, (v) there is no claim, action or proceeding against or being threatened against, RCGI, any of the Subsidiaries or any of their respective licensors regarding its Intellectual Property or infringement of other Intellectual Property rights and there is no claim, action or proceeding against or being threatened against RCGI, any of the Subsidiaries or any of their respective licensors regarding its Intellectual Property or infringement of other Intellectual Property rights, (vi) there are no facts or circumstances that could reasonably be expected to give rise to any of the foregoing, (vii) there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property owned or licensed by RCGI or any of the Subsidiaries, and there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property owned or licensed by RCGI or any of the Subsidiaries, and (viii) none of the technology employed by RCGI or any of the Subsidiaries has been obtained or is being used by RCGI or any of the Subsidiaries in violation of any material contractual obligation binding on RCGI or any of the Subsidiaries or is being used by any of the officers, directors or employees of RCGI or of the Subsidiaries on behalf of RCGI or any of the Subsidiaries in violation of the rights of any Person or Persons. RCGI and the Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their material Intellectual Property.

p.  Environmental Laws.  Except as set forth on Schedule 3(p), RCGI, the Subsidiaries and each Person that has operated the Real Property (as defined in Section 3(bb)) (i) is, and has at all times been, in compliance with any and all, Environmental Laws (as defined below) and has not violated any Environmental Laws, (ii) has no, and has never had any, liability for failure to comply with any Environmental Law, (iii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted, and (iv) is in compliance with all terms and conditions of any such permit, license or approval except as could not reasonably be expected to have a Material Adverse Effect.  Except as set forth on Schedule 3(p), with respect to the Real Property, (I) there has not occurred an event in the use and operation of the Real Property and there does not exist on any Real Property a condition which constitutes a violation of any Environmental Laws, (II) there have been timely filed all required reports, there have been obtained all required approvals and permits, and there have been generated and maintained all required data, documentation and records under all applicable Environmental Laws, (III) there are no environmental investigations, studies or audits with respect to any of the Real Property owned or commissioned by, or in the possession of, RCGI or any Subsidiary that have not been disclosed to Buyer, and (IV) no Hazardous Material or solid wastes (as such terms are defined under any Environmental Law) generated from the Real Property have been sent to a site which, pursuant to CERCLA or any similar state law, or other Environment Law has been placed, or is proposed to be placed, on the “National Priority List” of hazardous waste sites or which is subject to a claim, an administrative order or other request to take any cleanup, removal or remedial action or to pay for any costs relating to such site.  All Hazardous Material or solid wastes generated from the Real Property and requiring disposal have, to the extent required by any Environmental Law, been transported only by carriers maintaining valid authorizations and been treated, stored and disposed of only at facilities maintaining valid authorizations.  As used in this Agreement,

“Environmental Laws” means all Laws relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq., as amended (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. §6901, et seq., the Clean Air Act, 42 U.S.C. §7401, et seq., as amended, the Federal Water Pollution Control Act, 33 U.S.C. §1251, et seq., as amended, the Oil Pollution Act of 1990, 33 U.S.C. §2701, et seq., and the Toxic Substances Control Act, 15 U.S.C. §2601, et seq.; and “Hazardous Materials” means any hazardous, toxic or dangerous substance, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

q.  Title.  Except as set forth in Schedule 3(q), neither RCGI nor any of the Subsidiaries has any interest in real property or any oil, gas or other mineral drilling, exploration or development rights. RCGI and each Subsidiary has good and valid title to all personal property currently possessed by them that is material to the business of such Person, in each case free and clear of all Liens except such as are described in Schedule 3(q).  RCGI and each of the Subsidiaries has good, marketable and indefeasible title in fee simple to all real property owned  (rather than leased) by such Person (the “Owned Real Property”) as set forth on Schedule 3(q), in each case free and clear of all Liens, other than Permitted Liens, except such as are described in Schedule 3(q).   As used in this Agreement, “Permitted Lien” means (I) Liens created by the Security Documents; (II) Liens for Taxes or other governmental charges not at the time due and payable, or (if foreclosure, distraint sale or other similar proceeding shall not have been initiated) which are being contested in good faith by appropriate proceedings diligently prosecuted, so long as foreclosure, distraint, sale or other similar proceedings have not been initiated, and in each case for which RCGI and the Subsidiaries maintain adequate reserves in accordance with GAAP in respect of such taxes and charges; (III) Liens arising in the ordinary course of business in favor of carriers, warehousemen, mechanics and materialmen, or other similar Liens imposed by law, which remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and in each case for which adequate reserves in accordance with GAAP are being maintained; (IV) Liens arising in the ordinary course of business in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA); (V) attachments, appeal bonds (and cash collateral securing such bonds), judgments and other similar Liens, for sums not exceeding $100,000 in the aggregate for RCGI and the  Subsidiaries, arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed; (VI) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens arising in the ordinary course of business and not materially detracting from the value of the property subject thereto and not interfering in any material respect with the ordinary conduct of the business of RCGI or any of the  Subsidiaries; (VII) surety bonds, bids, performance bonds, and similar obligations (exclusive of obligations for the payment of borrowed money) obtained by RCGI and the  Subsidiaries in the ordinary course of business for the purpose of satisfying federal, state, provincial and territorial and/or local legal requirements for owning and operating their oil and gas properties, in an aggregate amount not to exceed $100,000 outstanding at any time; and (VIII) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the U.S. Federal Reserve System and that no such deposit account is intended by RCGI or any of the Included Subsidiaries to provide collateral to the depository institution.  As used in this Agreement, “Security Documents” means the Security Agreement, the Guaranty, the Account Control Agreement, the Pledge Agreement, the Mortgages and any other agreements, documents and instruments executed concurrently herewith or at any time hereafter pursuant to which RCGI, the Included Subsidiaries or any other Person either (i) guarantees payment or performance of all or any portion of the obligations hereunder or under any other instruments delivered in connection with the transactions contemplated hereby and by the other Transaction Documents, and/or (ii) provides, as security for all or any portion of such obligations, a Lien on any of its assets in favor of Buyer, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

r.  Insurance.  RCGI and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of RCGI believes to be prudent and customary in the businesses in which RCGI and the Subsidiaries are engaged.  Neither RCGI nor any Subsidiary has been refused any insurance coverage sought or applied for, and neither RCGI nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

s.  Regulatory Permits.  Except as set forth on Schedule 3(s) or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the production, extraction, transportation or sale of oil, gas, minerals or other hydrocarbons from any portion of the Real Property (as defined in Section 3(bb)) that is producing oil, gas, minerals and/or other hydrocarbons at the time this representation is made, RCGI and the Subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as conducted at the time this representation is made (“Permits”), and neither RCGI nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit.  Without limiting the foregoing, except as set forth on Schedule 3(s), RCGI and the Subsidiaries possess all Permits necessary to produce, extract, transport and sell the oil, gas and other minerals in that portion of Real Property that is producing oil, gas, minerals and/or other hydrocarbons at the time this representation is made.  Except as set forth in Schedule 3(s) or as could not reasonably be expected to have a Material Adverse Effect, RCGI and the Subsidiaries do not have any reason to believe that they will not be able to obtain necessary Permits as and when necessary to enable RCGI and/or the Subsidiaries to produce, extract, transport and sell the oil, gas, minerals and other hydrocarbons in the Real Property.  Except as set forth in Schedule 3(s), RCGI is not in violation of any of the rules, regulations or requirements of the OTC Bulletin Board (the “Principal Market”; provided however, that, if after the date of this Agreement the RCGI Common Shares are listed on a national securities exchange, the “Principal Market” shall mean such national securities exchange) and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension, or termination of the trading of, the RCGI Common Shares by the Principal Market in the foreseeable future.  Except as set forth in Schedule 3(s), since December 31, 2005, (i) RCGI’s RCGI Common Shares have been quoted on the Principal Market, (ii) trading in the RCGI Common Shares has not been suspended by the SEC or the Principal Market and (iii) RCGI has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting, or termination of the trading, of the RCGI Common Shares from the Principal Market.

t.  Internal Accounting Controls; Disclosure Controls and Procedures; Books and Records.  RCGI has, and has caused each of the Subsidiaries to, at all times keep books, records and accounts with respect to all of such Person’s business activities, in accordance with sound accounting practices and GAAP consistently applied.  RCGI and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.  Except as set forth in Schedule 3(t), RCGI has timely filed (or has been deemed to have timely filed pursuant to Rule 12b-25 under the 1934 Act) and made publicly available on the SEC’s EDGAR system no less than five (5) days prior to the date hereof, all certifications and statements required by (A) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (B) Section 906 of Sarbanes Oxley with respect to any RCGI SEC Documents.  RCGI maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; except as set forth in Schedule 3(t), such disclosure controls and procedures are, and at all times have been, effective to ensure that the information required to be disclosed by RCGI in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to RCGI’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.  Except as set forth in Schedule 3(t), RCGI maintains internal control over financial reporting required by Rule 13a-14 or Rule 15d-14 under the 1934 Act; such internal control over financial reporting is, and has at all times been, effective and does not contain, and has not contained, any material weaknesses.

u.  Bank Accounts.  Except as set forth on Schedule 3(u), neither RCGI not any of the Included Subsidiaries maintains, or has any interest in, any bank account, brokerage account or other similar account.  Schedule 3(u) sets forth the funds (and any securities) contained in any such account as of the date hereof.  As of the Exchange Closing Date, all funds (and securities) of the Company and the Included Subsidiaries will be held in bank (or brokerage) accounts in the United States subject to Account Control Agreements, and all other bank accounts, brokerage accounts or other similar accounts of RCGI and the Included Subsidiaries will have been closed.

v.  Tax Status.  Except as set forth in Schedule 3(v), RCGI and each of the Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, and/or shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which RCGI has made appropriate reserves on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply.  Except as set forth in Schedule 3(v), there are no unpaid taxes in any material amount claimed in writing to be due from RCGI or any of the Subsidiaries by the taxing authority of any jurisdiction, and there is no basis for any such claim.  Neither RCGI nor any of the Subsidiaries is, or after giving effect to the Purchases and the other transactions contemplated by this Agreement and the other Transaction Documents will be, a “United States real property holding corporation” (“USRPHC”) as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

w.  Transactions With Affiliates.  Except for transactions consummated pursuant to this Agreement and the other Transaction Documents, and except as set forth on Schedule 3(w), no Related Party (as defined below) of RCGI or any of the Subsidiaries, nor any Affiliate thereof, is presently, has been within the past three years, or will be as a result of the transactions contemplated by this Agreement and the other Transaction Documents, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with RCGI or any of the Subsidiaries, whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such Related Party.  Except as set forth on Schedule 3(w), no Related Party of RCGI or any of the Subsidiaries (other than Buyer, Longview International and Viking), or any of their respective affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than 2% of the outstanding common stock of a publicly traded corporation) in which RCGI or any of the Subsidiaries has any direct or indirect ownership interest or with which RCGI or any of the Subsidiaries competes or has a business relationship.  “Related Party” means a Person’s or any of the Subsidiary’s officers, directors, persons who were officers or directors at any time during the previous two years, stockholders (other than any holder of less than 5% of the outstanding shares of such Person), or Affiliates of such Person or any of the Subsidiaries, or any individual related by blood, marriage or adoption to any such individual or any entity in which any such entity or individual owns a beneficial interest.

x.  Application of Takeover Protections; Rights Agreement.  RCGI and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, or other similar anti-takeover provision under the Certificate of Incorporation or any certificates of designations or the laws of the jurisdiction of its formation or incorporation to the transactions contemplated by this Agreement, RCGI’s issuance of the Securities in accordance with the terms thereof and Buyer’s ownership of the Securities.  Except as set forth in Schedule 3(x), RCGI has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of RCGI Common Shares or a change in control of RCGI.

y.  Foreign Corrupt Practices.  Neither RCGI, nor any of the Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of RCGI or any of the Subsidiaries has, in the course of its actions for, or on behalf of, RCGI, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

z.  Outstanding Indebtedness; Liens.  Payments of principal and other payments due under the RCGI Notes will, upon issuance in connection with each of the Closings, rank senior to all other Indebtedness of RCGI and, by virtue of their secured position and to the extent of the Collateral, to all trade account payables of RCGI, and the obligations of the Included Subsidiaries under the Guarantee will, upon issuance of the RCGI Notes in connection with each of the Closings, rank senior to all other Indebtedness of the Included Subsidiaries and, by virtue of the secured position of the Guarantee and to the extent of the Collateral, to all trade account payables of any of the Included Subsidiaries.  Except as set forth on Schedule 3(z), (i) neither RCGI nor any of the Subsidiaries has any, and upon consummation of the transactions contemplated hereby and by the other Transaction Documents will not have any, outstanding Indebtedness or trade account payables other than pursuant to the Transaction Documents, (ii) there are no, and upon consummation of the transactions contemplated hereby and by the other Transaction Documents there will not be any, Liens on any of the assets of RCGI or the Included Subsidiaries, and (iii) there are no, and upon consummation of the transactions contemplated hereby and by the other Transaction Documents there will not be any,  financing statements securing obligations of any amounts filed against RCGI or any of the Included Subsidiaries or any of their respective assets, other than under the Security Agreement or other security agreement in favor only of Buyer.

aa.  Ranking of RCGI Notes.  No Indebtedness (as defined in the RCGI Notes) of RCGI is, or will be upon consummation of the transactions contemplated hereby and by the other Transaction Documents, senior to or ranks or will rank pari passu with the RCGI Notes in right of payment, whether with respect of payment of redemptions, interest or damages or upon liquidation or dissolution or otherwise; provided that, the fees owing under this Agreement pursuant to Section 4(i) shall rank first in priority and ahead of the RCGI Notes.

bb.  Real Property.  Schedule 3(bb) contains a complete and correct list of all the real property; leasehold interests; fee interests; oil, gas and other mineral drilling, exploration and development rights; royalty, overriding royalty, and other payments out of or pursuant to production; other rights in and to oil, gas and other minerals, including contractual rights to production, concessions, net profits interests, working interests and participation interests (including all Hydrocarbon Property (as defined in the Mortgages)); any other contractual rights for the acquisition or earning of any of such interests in the real property; facilities; fixtures; equipment that (i) are leased or otherwise owned or possessed by RCGI or any of the Subsidiaries, (ii) in connection with which RCGI or any of the Subsidiaries has entered into an option agreement, participation agreement or acquisition and drilling agreement or (iii) RCGI or any of the Subsidiaries has agreed to lease or otherwise acquire or may be obligated to lease or otherwise acquire in connection with the conduct of its business (collectively, including any of the foregoing acquired after the date of this Agreement, the “Real Property”), which list identifies all of the Real Property and specifies which of RCGI or the Subsidiaries leases, owns or possesses each of the Real Properties or will do so upon consummation of the Purchases.  Schedule 3(bb) also contains a complete and correct list of all leases and other agreements with respect to which RCGI or any of the Subsidiaries is a party or otherwise bound or affected with respect to the Real Property, except easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that pertain to Real Property that is contained wholly within the boundaries of any owned or leased Real Property otherwise described on Schedule 3(bb) (the “Real Property Leases”).  Except as set forth in Schedule 3(bb), RCGI or one of the Included Subsidiaries is the legal and equitable owner of a leasehold interest in all of the Real Property, and possesses good, marketable and defensible title thereto, free and clear of all Liens (other than Permitted Liens) and other matters affecting title to such leasehold that could impair the ability of RCGI or the Included Subsidiaries to realize the benefits of the rights provided to any of them under the Real Property Leases.  Except as set forth in Schedule 3(bb), all of the Real Property Leases are valid and in full force and effect and are enforceable against all parties thereto.  Except as set forth in Schedule 3(bb), neither RCGI nor any of the  Subsidiaries nor, to RCGI’s Knowledge, any other party thereto is in default in any material respect under any of such Real Property Leases and no event has occurred which with the giving of notice or the passage of time or both could constitute a default under, or otherwise give any party the right to terminate, any of such Real Property Leases, or could adversely affect RCGI’s or any of the Subsidiaries’ interest in and title to the Real Property subject to any of such Real Property Leases.  No Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby or by the other Transaction Agreements. Except as set forth in Schedule 3(bb), all of the Real Property Leases will remain in full force and effect upon, and permit, the consummation of the transactions contemplated hereby (including the granting of leasehold mortgages).  The Real Property is permitted for its present uses under applicable zoning laws, are permitted conforming structures and complies with all applicable building codes, ordinances and other similar Laws.  Except as set forth on Schedule 3(bb), there are no pending or threatened condemnation, eminent domain or similar proceedings, or litigation or other proceedings affecting the Real Property, or any portion or portions thereof.  Except as set forth on Schedule 3(bb), there are no pending or threatened requests, applications or proceedings to alter or restrict any zoning or other use restrictions applicable to the Real Property that would interfere with the conduct of RCGI’s or any of the Subsidiaries’ business as conducted or proposed to be conducted proposed to be conducted (including as described to Buyer) at the time this representation is made.  Except as set forth on Schedule 3(bb), there are no restrictions applicable to the Real Property that would interfere with RCGI’s or any Subsidiary’s making an assignment or granting of a leasehold or other mortgage to Buyer as contemplated by the Security Documents, including any requirement under any Real Property Leases requiring the consent of, or notice to, any lessor of any such Real Property.  Except as set forth in Schedule 3(bb), all of the Real Property is located in the State of Texas.

(i)  Except as set forth in Schedule 3(bb), all of the wells on the Real Property have been drilled and completed at legal locations within the boundaries of the appropriate Real Property Lease; and no such well is subject to penalties on allowables after the date hereof because of any overproduction or violation of applicable laws, rules, regulations, permits or judgments, orders or decrees of any court or governmental body or agency which would prevent such well from being entitled to its full legal and regular allowance from and after the date hereof as prescribed by any court or Governmental Entity.  Except as set forth in Schedule 3(bb), there are no joint operating agreements applicable to the Real Property.  Neither RCGI nor any of the Subsidiaries will be obligated, as of the Exchange Closing Date or thereafter, including by virtue of a prepayment arrangement, make-up right under a production sales contract containing a “take or pay” or similar provision, production payment, buydowns, buyouts, or any other arrangement, (i) to deliver hydrocarbons, or proceeds from the sale thereof, attributable to any of the Real Property at some future time without then or thereafter receiving the full contract price therefore, or (ii) to deliver oil or gas (or cash in lieu thereof) from the Real Property to other owners of interests as a result of past production by Sonterra, Flash or Cinco or any of their predecessors in excess of the share to which it was entitled with respect to any of the Real Property.  Except as set forth in Schedule 3(bb), no Person has any call upon, option to purchase or similar right to obtain production from the portion of the Real Property. To RCGI’s knowledge, the Real Property Leases will by their terms remain in effect for at least as long as oil, gas or other minerals are produced in paying quantities or they are otherwise maintained by operations.

cc.  Excluded Subsidiaries.  All of the assets and liabilities of each of River Reinsurance Limited, a Barbados exempt insurance company (“River Sub”) and River Capital Holdings Limited, a Barbados exempt corporation  (“Holdings Sub”; and together with River Sub, the “Excluded Subsidiaries”; and all Subsidiaries of RCGI other than the Excluded Subsidiaries, the “Included Subsidiaries”) are set forth on Schedule 3(cc).  Except as set forth on Schedule 3(cc), no Excluded Subsidiary has employed any employees, or engaged in any business operations or other activities.  No Excluded Subsidiary has or is authorized to maintain, except as set forth on Schedule 3(u), any bank account, brokerage account or other similar account, possesses any cash or has any other means to acquire cash or to use or spend cash or credit.  As of the date hereof and at all times prior to the Exchange Closing, except as set forth on Schedule 3(cc), RCGI (other than through its ownership of Capital Stock of the Excluded Subsidiaries) and the Included Subsidiaries have, and will have, no assets (other than Capital Stock of the Subsidiaries), obligations or liabilities of any type whatsoever (contingent or otherwise), employed any employees or engaged in any business operations or other activities.

dd.  No Materially Adverse Contracts, Etc.  Neither RCGI nor any Subsidiary is subject to any charter, contract, agreement, instrument, corporate or other legal restriction, or any judgment, decree, order, rule, regulation or other Law that in the judgment of RCGI’s officers, respectively, has, or is expected in the future to have, a Material Adverse Effect.

ee.  Investment Company.  Neither RCGI nor any Subsidiary is, or upon any Closing will be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

ff.  Stock Options.  Except as set forth on Schedule 3(ff), every Option issued by RCGI (I) has (or, if no longer outstanding, had), with respect to each RCGI Common Share into which it was or is convertible or for which it was or is exercisable or exchangeable, an exercise price equal to or greater than the fair market value per RCGI Common Share on the date of grant of such Option, (II) was issued in compliance with the terms of the plan under which it was issued and in compliance with applicable Laws, rules and regulations, including the rules and regulations of each of the Principal Markets (as defined above), and (III) has been accounted for in accordance with GAAP and otherwise been disclosed accurately and completely and in accordance with the requirements of the securities laws, including Rule 402 of Regulation S-B promulgated under the 1933 Act, and RCGI has paid, or properly reserved for, all taxes payable with respect to each such Option (including with respect to the issuance and exercise thereof), and has not deducted any amounts from its taxable income that it is not entitled to deduct with respect to any such stock option (including the issuance and exercise thereof).  As used in this Agreement, “Options” means any rights, warrants or options to subscribe for or purchase RCGI Common Shares or Convertible Securities; and “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for RCGI Common Shares.

gg.  Schedules.  Each Schedule with respect to the statements made in Section 3 accurately indicates, as applicable, the Person (e.g., RCGI or the specific Subsidiary) to which the disclosures thereon apply.

4.  AFFIRMATIVE COVENANTS.

a.  Reasonable Best Efforts.  Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

b.  Form D and Blue Sky.  RCGI agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing.  RCGI shall, on or before each of the Closing Dates, take such action as RCGI shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to Buyer at the Closing to occur on such Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide to Buyer evidence of any such action so taken on or prior to the Closing Date.  RCGI shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each of the Closing Dates.

c.  Reporting Status.  Until the latest of (i) the date that is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), (ii) the first date on which no RCGI Notes or Warrants remain outstanding, (iii) the date on which the Security Agreement has terminated, (iv) the first date that is the last day of the Additional Note Issuance Period, and (v) the date on which Buyer no longer owns any Securities (the period ending on such latest date, the “Reporting Period”), RCGI shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and RCGI shall not terminate its status as an issuer required to file reports under the 1934 Act even if the securities laws would otherwise permit such termination.

d.  Use of Proceeds.  RCGI will use the proceeds from the sale of any Additional RCGI Notes: (i) first, to pay expenses and commissions related to the sale of such Additional RCGI Note, and (ii) second, for general working capital needs.

e.  Financial Information of RCGI.  RCGI agrees to send the following to Buyer (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are immediately available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of each of its Periodic Reports, Current Reports on Form 8-K, registration statements (other than on Form S-8) and amendments and supplements to each of the foregoing, (ii) unless immediately available through Bloomberg Financial Markets (or any successor thereto), facsimile copies of all press releases issued by RCGI or any of the Subsidiaries, contemporaneously with the issuance thereof, and (iii) copies of any notices and other information made available or given to the stockholders of RCGI generally, contemporaneously with the making available or giving thereof to the stockholders.

f.  Internal Accounting Controls.  During the Reporting Period, RCGI shall, and shall cause each of the Subsidiaries to (i) at all times keep books, records and accounts with respect to all of such Person’s business activities, in accordance with sound accounting practices and GAAP consistently applied, (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (C) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences, (iii) timely file and make publicly available on the SEC’s EDGAR system, all certifications and statements required by (M) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (N) Section 906 of Sarbanes Oxley with respect to any

RCGI SEC Documents, (iv) maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act, (v) cause such disclosure controls and procedures to be effective at all times to ensure that the information required to be disclosed by RCGI in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to RCGI’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure, (vi) maintain internal control over financial reporting required by Rule 13a-14 or Rule 15d-14 under the 1934 Act, and (vii) cause such internal control over financial reporting to be effective at all times and not contain any material weaknesses.

g.  Reservation of Shares.  RCGI shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 125% of the aggregate number of RCGI Common Shares issuable upon exercise of all outstanding Warrants (without regard to any limitations on exercise thereof).

h.  Listing.  RCGI shall take all actions necessary to cause the RCGI Common Shares to remain eligible for quotation on the OTC Bulletin Board and to cause all of the Registrable Securities (as defined in the Registration Rights Agreement) covered by a registration statement to be quoted thereon, unless listed on a national securities exchange.  RCGI shall use its reasonable best efforts to (i) secure the listing of the RCGI Common Stock on a national securities exchange as promptly as reasonably practicable following the Exchange Closing Date; and (ii) maintain such listing at all times thereafter.  Following such listing, RCGI shall not, and shall cause each of the Subsidiaries not to, take any action that would be reasonably expected to result in the delisting or suspension or termination of trading of the RCGI Common Stock on the Principal Market.  RCGI shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

i.  Expenses.  Subject to Section 9(k)(i) below, at each Closing, RCGI shall pay Buyer, a reimbursement amount equal to all of Buyer’s legal, due diligence and other expenses incurred in connection with the Exchange Closing, including without limitation fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby.  The aggregate amount payable to Buyer pursuant to the preceding two sentences at each Closing shall be withheld as an off-set by Buyer from its Purchase Price to be paid by it at such Closing.  Additionally, at each Closing, RCGI shall pay all of it own legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby.  In addition to the fee and reimbursement obligations of RCGI set forth in above in this Section 4(i), and not in limitation thereof, following the Exchange Closing, RCGI shall promptly reimburse Buyer, each holder of RCGI Notes, each holder of Warrants and the Collateral Agent for all of the respective out-of-pocket fees, costs and expenses incurred thereby in connection with any amendment, modification or waiver of any of the Transaction Documents, the enforcement of such Person’s rights and remedies under any of the Transaction Documents and/or any release, termination, amendment or modification of any mortgage, lien or other security interest of Buyer or holder or the Collateral Agent in any of the Collateral (as defined in the Security Agreement).

j.  Disclosure of Transactions and Other Material Information.

(i)  Not later than 5:30 p.m. (New York City time) on the fourth (4th) Business Day following the execution and delivery of this Agreement, RCGI shall file the Announcing 8-K with the SEC.  The  “Announcing Form 8-K” (A) shall describe the terms of the transactions contemplated by the Exchange Agreement and the other Transaction Documents, including the issuance of the New RCGI Common Shares, the Initial RCGI Note and the RCGI Warrant, (B) shall include as exhibits to such Form 8-K this Agreement (including the schedules hereto), the form of RCGI Note, the form of Registration Rights Agreement, the form of Warrant, the Security Agreement, the Security Agreement Joinder, the form of Guaranty, the form of Pledge Agreement, the form of Mortgage, the form of Account Control Agreement, the forms of the Employment Agreements, the form of 2007 Option Plan and the form of Option Agreement, and (C) shall include any other information required to be disclosed therein pursuant to any securities laws or other Laws.

(ii)  Not later than 5:30 p.m. (New York City time) on the fourth (4th) Business Day following the Exchange Closing Date, RCGI shall file the Exchange Closing 8-K with the SEC.  The  “Exchange Closing Form 8-K” (A) shall disclose the consummation of the Exchange Closing, (B) shall include audited financial information and pro forma financial information as required by the 1933 Act and the 1934 Act, including, as applicable, Regulations S-X, S-B and S-K promulgated thereunder and any other securities laws, (C) shall include all information that would be required to be included in a Form 10-SB, and (D) shall include any other information required to be disclosed therein pursuant to any securities laws or other Laws.

(iii)  No later than 8:00 a.m. (New York City time) on the first (1st) Business Day following each Additional Sale Election Notice Date and each Additional Closing Date, RCGI shall file a Form 8-K with the SEC describing the terms of the transactions proposed or consummated in connection with such Additional Sale Election Notice Date or Additional Closing Date, and the representations and schedules required by Section 7(b)(vii) (each such Form 8-K, an “Additional Closing Form 8-K”).

(iv)  Subject to the agreements and covenants set forth in this Section 4(j), RCGI shall not issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of Buyer; provided, however, that RCGI shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the Announcing Form 8-K, the Exchange Closing Form 8-K or an Additional Closing Form 8-K and contemporaneously therewith and (B) as is required by applicable Law, including as is required by Form 8-K or any successor form thereto (provided that Buyer shall be consulted by RCGI in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof upon request).

(v)  RCGI represents, warrants and covenants to Buyer that, from and after the filing of the Exchange Closing Form 8-K with the SEC (subject to Section 4(n)), Buyer shall not be in possession of any material nonpublic information received from RCGI, any of the Subsidiaries or any of their respective officers, directors, employees or agents.  Notwithstanding any provision herein to the contrary, RCGI shall not, and shall cause each of the Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide Buyer with any material nonpublic information regarding RCGI or any of the Subsidiaries from and after the filing of the Exchange Closing Form 8-K with the SEC, without the express prior written consent of Buyer.  In the event of a breach of the foregoing covenant by RCGI, any of the Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, Buyer shall have the right to make a public disclosure in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by RCGI, the Subsidiaries, or any of its or their respective officers, directors, employees or agents.  Buyer shall not have any liability to RCGI, the Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Notwithstanding anything to the contrary herein, in the event that RCGI believes that a notice or communication to Buyer or Investor contains material, nonpublic information relating to RCGI or any of the Subsidiaries, RCGI shall so indicate to Buyer or Investor contemporaneously with delivery of such notice or communication, and such indication shall provide Buyer or Investor the means to refuse to receive such notice or communication; and in the absence of any such indication, the holders of the Securities shall be allowed to presume that all matters relating to such notice or communication do not constitute material, nonpublic information relating to RCGI or any of the Subsidiaries.  Upon receipt or delivery by RCGI or any of the Subsidiaries of any notice in accordance with the terms of the Transaction Documents, unless RCGI has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to RCGI or the Subsidiaries, RCGI shall within one Business Day after any such receipt or delivery publicly disclose such material, nonpublic information pursuant to the securities laws.

k.  Pledge of Securities.  RCGI acknowledges and agrees that the Securities of Buyer may be pledged by Buyer or its transferees (each, including Buyer, an “Investor”) in connection with a bona fide margin agreement or other loan secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting any such pledge of Securities shall be required to provide RCGI with any notice thereof or otherwise make any delivery to RCGI pursuant to this Agreement or any other Transaction Document, including Section 2(f) of this Agreement.  RCGI hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

l.  Notices.From the date of this Agreement until the latest of (X) the date that is the last day of the Additional Note Issuance Period, (Y) the first date on which no RCGI Notes remain outstanding, and (Z) the date on which the Security Agreement has terminated (the period ending on such latest date, the “Security Period”).

(i)  Locations.  Promptly (but in no event less than ten (10) days prior to the occurrence thereof) notify Buyer of the proposed opening of any new place of business or new location of Collateral (as defined in the Security Agreement), the closing of any existing place of business or location of Collateral, any change in the location of such Person’s books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods (as defined in the Security Agreement) of a type normally used in more than one state, the use of any such Goods in any state other than a state in which such Person has previously advised Buyer that such Goods will be used.

(ii)  Names and Trade Names.  Notify Buyer in writing (i) at least thirty (30) days in advance of any change in such Person’s legal name and (ii) within ten (10) days of the change of the use of any trade name, assumed name, fictitious name or division name not previously disclosed to Buyer in writing.

(iii)  ERISA Matters.  Promptly notify Buyer of (x) the occurrence of any “reportable event” (as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), which might result in the termination by the Pension Benefit Guaranty Corporation (the “PBGC”) of any employee benefit plan (“Plan”) covering any officers or employees of such Person, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

(iv)  Environmental Matters.  Immediately notify Buyer upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Person or the generation, use, storage, treatment, transportation, manufacture handling, production or disposal of any Hazardous Materials in violation of the requirements of any Environmental Law or any other environmental, health or safety matter which affects such Person or its business operations or assets or any properties at which such Person has transported, stored or disposed of any Hazardous Materials, unless the foregoing could not reasonably be expected to have a Material Adverse Effect.

(v)  Default; Material Adverse Effect.  Promptly advise Buyer of any material adverse change in the business, property, assets, operations or financial condition of such Person, any other Material Adverse Effect, or the occurrence of any Event of Default (as defined in any RCGI Notes) or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both).

All of the foregoing notices shall be provided by RCGI or the applicable Subsidiary to Buyer in writing.

m.  Compliance with Laws and Maintenance of Permits.  During the Reporting Period, RCGI shall, and shall cause each of the Subsidiaries to, maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would reasonably be expected to have a Material Adverse Effect and to remain in compliance with all Laws (including Environmental Laws and Laws relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on such Person. Following any determination by Buyer in its sole discretion that there is non-compliance, or any condition which requires any action by or on behalf of RCGI or any of the Subsidiaries in order to avoid non-compliance, with any Environmental Law, Buyer may, at such Person’s expense, cause an independent environmental engineer reasonably acceptable to Buyer to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver to Buyer a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof, and RCGI and/or its applicable Subsidiary(ies) shall promptly undertake such recommended or necessary remedial actions as shall be necessary to avoid a Material Adverse Effect

n.  Inspection and Audits.  During the Security Period, (i) RCGI shall, and shall cause each of the Subsidiaries to, permit Buyer, or any Persons designated by Buyer, to call at such Person’s places of business at any reasonable times and upon prior notice, and, without unreasonable hindrance or delay, to inspect, examine and audit the Collateral and to inspect, audit, check and make extracts from such Person’s books, records, journals, orders, receipts and any correspondence and other data relating to such Person’s business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning such Person’s business as Buyer may consider reasonable under the circumstances; and (ii) Buyer, through its officers, employees or agents shall have the right, at any time and from time to time, in Buyer’s name, to verify the validity, amount or any other matter relating to any of RCGI’s or any of the Subsidiaries’ Accounts (as defined in the Security Agreement), by mail, telephone, telecopy, electronic mail or otherwise.  Notwithstanding anything to the contrary herein, upon written request to RCGI by Buyer, RCGI shall promptly provide Buyer with any financial, operating or other type of information requested by Buyer, subject to Buyer’s execution of a confidentiality agreement reasonably acceptable to RCGI, with respect to such information, which execution shall constitute a waiver, with respect to any material non-public information regarding RCGI and the Included Subsidiaries provided to Buyer directly in response to such written request, of the restriction herein on RCGI’s disclosure to Buyer of material nonpublic information. RCGI shall pay to Buyer all costs and out-of-pocket expenses incurred by Buyer in the exercise of its rights hereunder, and all of such fees, costs and expenses shall constitute Indebtedness hereunder, shall be payable on demand and, until paid, shall bear interest at the Interest Rate (as defined in the RCGI Note).

o.  Insurance.  During the Security Period, RCGI shall, and RCGI shall cause each of the Subsidiaries to:

(i)  Keep the Collateral properly housed (to the extent possible) and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks with companies that regularly insure Persons engaged in businesses similar to that of such Person, such coverage and the premiums payable in respect thereof to be acceptable in scope and amount to the Collateral Agent.  Original (or certified) copies of such policies of insurance have been or shall be, no later than ten (10) days prior to the Exchange Closing Date and each Additional Closing Date, delivered to Buyer, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance reasonably acceptable to Collateral Agent, showing loss under such insurance policies payable to Collateral Agent.  Such endorsement, or an independent instrument furnished to the Collateral Agent, shall provide that the insurance company shall give the Collateral Agent at least 30 days written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of RCGI or the applicable Included Subsidiary or any other Person shall affect the right of the Collateral Agent to recover under such policy of insurance in case of loss or damage.  In addition, RCGI or the applicable Included Subsidiary shall cause to be executed and delivered to the Collateral Agent an assignment of proceeds of its business interruption insurance policies (if any).

(ii)  Maintain, at its expense, such public liability and third party property damage insurance with companies that regularly insure Persons engaged in businesses similar to that of such Person, such coverage and the premiums payable in respect thereof to be acceptable in scope and amount to the Collateral Agent.  Original (or certified) copies of such policies have been or shall be, no later than ten (10) days prior to the Exchange Closing Date, delivered to Buyer, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing the Collateral Agent as an additional insured thereunder and providing that the insurance company shall give Collateral Agent at least thirty (30) days written notice before any such policy shall be altered or canceled.

(iii)  If RCGI or any of the Included Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, Buyer, without waiving or releasing any obligation or default by RCGI hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Buyer deems advisable.  Such insurance, if obtained by Buyer, may, but need not, protect RCGI’s and the Included Subsidiaries’ interests or pay any claim made by or against RCGI and the Included Subsidiaries with respect to the Collateral.  Such insurance may be more expensive than the cost of insurance RCGI and the Included Subsidiaries may be able to obtain on their own and may be cancelled only upon RCGI and the Included Subsidiaries’ providing evidence that they have obtained the insurance as required above.  All sums disbursed by Buyer in connection with any such actions, including court costs, expenses, other charges relating thereto and reasonable attorneys’ fees, shall constitute Indebtedness under the RCGI Notes, shall be payable on demand by RCGI to Buyer and, until paid, shall bear interest at the highest rate then applicable to principal under the RCGI Notes.

p.  Collateral.  During the Security Period, RCGI shall, and shall cause the Included Subsidiaries to, maintain the Collateral in good condition, repair and order and shall make all necessary repairs to the Equipment (as defined in the Security Agreement) and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained, subject to normal wear and tear after the Exchange Closing Date.

q.  Taxes.  During the Security Period, RCGI shall, and RCGI shall cause each of the Subsidiaries to file all required tax returns and pay all of its taxes when due, subject to any extensions granted by the applicable taxing authority, including taxes imposed by federal, state or municipal agencies, and shall cause any Liens for taxes to be promptly released; provided, that a Person shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on such Person’s financial statements; (ii) the contesting of any such payment does not give rise to a Lien for taxes; (iii) such Person keeps on deposit with the Collateral Agent (such deposit to be held without interest) an amount of money which, in the sole judgment of the Collateral Agent, is sufficient to pay such taxes and any interest or penalties that may accrue thereon; and (iv) if such Person fails to prosecute such contest with reasonable diligence, the Collateral Agent may apply the money so deposited in payment of such taxes.  If RCGI or an Included Subsidiary fails to pay any such taxes (other than taxes not yet due, subject to an extension or subject to a contest) and in the absence of any such contest by such Person, Buyer may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any Lien therefor, and any sums so advanced by Buyer shall constitute Indebtedness under the RCGI Notes, shall be payable by RCGI to Buyer on demand, and, until paid, shall bear interest at the highest rate then applicable to principal under the RCGI Notes.

r.  Intellectual Property.  During the Reporting Period, RCGI shall, and shall cause each of the Subsidiaries to, maintain adequate licenses, patents, patent applications, copyrights, service marks and trademarks to continue its business as presently proposed to be conducted by it (including as described to Buyer prior to the date hereof) or as hereafter conducted by it, unless the failure to maintain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

s.  Patriot Act, Investor Secrecy Act and Office of Foreign Assets Control.  As required by federal law and Buyer’s policies and practices, Buyer may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services, and, from the date of this Agreement until the end of the Reporting Period, RCGI agrees to, and shall cause each of the Subsidiaries to, provide such information.

t.  Drilling Title Opinions.  During the Security Period, prior to RCGI’s or any of the Subsidiaries’ drilling on any of the Real Property, RCGI or such Included Subsidiary will obtain a customary drilling title opinion with respect to such Real Property.  Upon written request to RCGI by Buyer, RCGI shall promptly provide Buyer with a copy of such drilling title opinion, subject to Buyer’s execution of a confidentiality agreement reasonably acceptable to RCGI with respect thereto; provided, however, that any such request shall constitute a waiver, with respect to any material non-public information regarding RCGI and the Included Subsidiaries contained in such drilling title opinion, of the restriction herein on RCGI’s disclosure to Buyer of material non-public information.

u.  Security Covenants.  During the Security Period, RCGI shall, and RCGI shall cause each of the Included Subsidiaries to, at its own respective cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary or as Buyer or the Collateral Agent may from time to time request in order to carry out the intent and purposes of this Agreement, the Security Documents and the other Transaction Documents and the transactions contemplated hereby and thereby, including all such actions to establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of the Collateral Agent for the benefit of Buyer on the Collateral (as each term is defined in the Security Agreement, and including Collateral acquired after the date hereof), including on any and all assets of RCGI and each of the Included Subsidiaries, whether now owned or hereafter acquired.

(i)  Without limiting the generality of the foregoing, in the event that RCGI or any of the Included Subsidiaries shall, at any time during the Security Period, acquire or form any new Included Subsidiary after the date hereof, RCGI shall, or shall cause the respective Included Subsidiary to cause such new Subsidiary (which shall be an Included Subsidiary), upon such acquisition or concurrently with such formation, as applicable, (A) to execute, and thereafter perform its obligations under, the Security Agreement and the Guaranty and to take such other action (including authorizing the filing of such UCC financing statements and delivering certificates in respect of the equity securities of such Included Subsidiary), as shall be necessary or appropriate to establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of Collateral Agent for the benefit of Collateral Agent and Buyer on all assets, both real and personal, in which such new Subsidiary has or may thereafter acquire any interest, (B) to execute such other Security Documents, in form and content acceptable to Collateral Agent, as may be required or requested by Collateral Agent in connection with the actions contemplated by the preceding clause (A), and (C) to deliver such proof of corporate (or comparable) action, incumbency of officers, opinions of counsel and other documents as Collateral Agent shall have reasonably required or requested.

(ii)  During the Security Period, (A) RCGI shall, and RCGI shall cause each of the Included Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of the Subsidiaries is a wholly-owned Subsidiary, and that Collateral Agent shall have, for the benefit of Collateral Agent and Buyer, a first priority Lien on all Capital Stock or other equity securities of each of the Included Subsidiaries concurrently with acquisition or formation of such Subsidiary; and (B) RCGI shall, or shall cause each of the Included Subsidiaries to deliver promptly to Collateral Agent, to the extent required by the applicable Security Documents, the certificates evidencing such securities, accompanied by undated powers executed in blank and to take such other action as Collateral Agent shall request to perfect the security interest created therein pursuant to such Security Documents.  As used in this Agreement, “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

(iii)  Concurrently with the acquisition by RCGI or any of Included Subsidiaries, at any time during the Security Period, of any real estate or real property leasehold interests, RCGI shall deliver or cause to be delivered to the Collateral Agent, with respect to such real estate, (A) a mortgage or deed of trust, as applicable, in form and substance satisfactory to the Collateral Agent, executed by the title holder thereof, (B) an ALTA lender’s title insurance policy issued by a title insurer reasonably satisfactory to the Collateral Agent in form and substance and in amounts reasonably satisfactory to the Collateral Agent ensuring the Collateral Agent’s first priority Lien on such real estate, free and clear of all defects, encumbrances and Liens except Permitted Liens; (C) a current ALTA survey, certified to the Collateral Agent by a licensed surveyor, in form and substance satisfactory to the Collateral Agent, (D) a certificate, in form and substance acceptable to the Collateral Agent, to the Collateral Agent from a national certification agency acceptable to the Collateral Agent, certifying that such real estate is not located in a special flood hazard area, and (E) in the case of real estate that consists of a leasehold estate, such estoppel letters, consents and waivers from the landlords and non-disturbance agreements from any holders of mortgages or deeds of trust on such real estate as may be requested by the Collateral Agent, all of which shall be in form and substance satisfactory to the Collateral Agent.

(iv)  With respect to any Production Proceeds (as defined in the Mortgages) received by RCGI or any of the Included Subsidiaries during the Security Period which constitute (A) payment of oil or gas proceeds received on account of, or for the benefit of, any third-party owner of oil or gas interests or (B) taxes, charges, costs and expenses that are required to be paid on account of such Production Proceeds on account of, or for the benefit of, any third-party owner of oil or gas interests (the items in clauses (A) and (B), the “Third-Party Production Proceeds”), RCGI shall, and shall cause such Included Subsidiaries to, segregate that portion of Production Proceeds received on any day constituting Third-Party Production Proceeds into a segregated Deposit Account (as defined in the Security Agreement) covered by an Account Control Agreement (as defined in the Security Agreement) which only has Third-Party Production Proceeds on deposit therein at any time.  RCGI shall, and shall cause such Included Subsidiaries to, deposit all Production Proceeds not constituting Third-Party Production Proceeds into a Deposit Account of RCGI or such Included Subsidiary, respectively, which does not contain Third-Party Production Proceeds or any other Production Proceeds that are subject to an ownership interest or other claim by any third-party.  RCGI shall provide written notice to the holders of the RCGI Notes as to which Deposit Account is segregated for Third-Party Production Proceeds, and shall not change the Deposit Account segregated for Third-Party Production Proceeds without prior written consent of the holders of the RCGI Notes.  RCGI shall, and shall cause such Included Subsidiaries to, receive, collect and enforce their rights to receive payment of Production Proceeds, enforcing liens and security interests in respect thereof and protecting their interests in and to all Production Proceeds.

(v)  During the Security Period, RCGI shall, and shall cause each of the Included Subsidiaries to, (A) refrain from engaging to any extent in any business other than the ownership and operation of oil, gas and other hydrocarbon drilling, exploration and development rights, concessions, working interests and participation interests and hydrocarbon transportation facilities and businesses reasonably related thereto or in furtherance thereof, and (B) preserve, renew and keep in full force and effect their respective material rights, privileges and franchises necessary or desirable in the normal conduct of their business.

v.  Subsidiary Interests.  At all times following the Exchange Closing, all of the equity interests of each of the Included Subsidiaries shall be certificated or otherwise represented in tangible form. At all times following the date of this Agreement, all of the equity interests of Sonterra shall be certificated or otherwise represented in tangible form.

w.  Divestiture.  RCGI shall sell, transfer or otherwise divest itself of all interests in the Excluded Subsidiaries in a transaction that is negotiated on an arm’s length basis, is on terms and conditions that RCGI reasonably believes are no less favorable to RCGI than those that would have been obtained on an arm’s length basis from a third party that is not a Related Party (the “Divestiture”), as soon as reasonably practicable after the Exchange Closing Date and following the Divestiture shall have no interest in, or obligations with respect to, any of the assets or liabilities of the Excluded Subsidiaries or the businesses thereof.  RCGI shall not incur, or be subject to, any expense or liability in connection with the Divestiture.  As of the date hereof and at all times, thereafter, no Excluded Subsidiary (while it remains a Subsidiary) shall employ any employees, or engage in any business operations or other activities, and except for the Permitted Insurance Sub Accounts and the Permitted Insurance Sub Funds, no Excluded Subsidiary shall have, or be authorized to maintain, any bank account, brokerage account or other account with any financial institution, or possess any cash or have, or be authorized, to have any other means to acquire cash or to use or spend cash or credit.  At no time prior to the Divestiture shall any additional monies or funds shall be deposited, or be permitted to be deposited, into the Permitted Insurance Sub Account.  As used in this Agreement, the “Permitted Insurance Sub Accounts” means the bank accounts of the Excluded Subsidiaries listed on Schedule 3(u) as each such account exists as of the date of this Agreement; and “Permitted Insurance Sub Funds” means funds in the Permitted Insurance Sub Accounts necessary to capitalize the Excluded Subsidiaries for purposes of maintaining their insurance license, in an amount not in excess of $135,000.

x.  Existing Options.  RCGI shall, and RCGI shall cause each of the Subsidiaries to, at its own respective cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be necessary or proper, or as Buyer may reasonably request, to cancel and otherwise terminate, all rights and obligations with respect to, all Existing Options.

y.  Further Instruments and Acts.  From the date of this Agreement until the end of the Reporting Period, upon request of Buyer, and RCGI will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement and the other Transaction Documents.

z.  Guarantee of Obligations under Sonterra SPA.  From and after the Exchange Closing, RCGI shall, and hereby does, fully, irrevocably and unconditionally guarantee, to the Buyer and the Collateral Agent, not merely as a surety but also as a co-debtor, the prompt and complete payment and performance by Sonterra of all of its liabilities and obligations (including indemnification obligations) under the Sonterra SPA, excluding any obligations with respect to any securities cancelled pursuant to Section 1(a)(i).  RCGI agrees to execute such further documentation and take such further action as is necessary to carry out the intent of this provision.

aa.  Information Statement.

(i)  RCGI shall (A) as promptly as reasonably practicable after the date of this Agreement, prepare and file with the SEC the Information Statement, (B) respond as promptly as reasonably practicable to any comments received from the SEC with respect thereto and provide copies of such comments to the Buyer promptly upon receipt, (C) as promptly as reasonably practicable prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (D) use its reasonable best efforts to have cleared by the SEC the Information Statement and all other customary materials relating thereto, (E) cause the Information Statement and all required amendments and supplements thereto to be mailed to the holders of RCGI Common Shares entitled to receipt thereof as promptly as reasonably practicable after the later of (I) the tenth (10th) day after the filing of the preliminary Information Statement with the SEC or (II) the second Business Day after RCGI is notified by the SEC that (1) it will not be reviewing the Information Statement or (2) that it has no further comments on the preliminary Information Statement, (F) to the extent required by applicable Law, as promptly as reasonably practicable prepare, file and distribute to RCGI’s stockholders any supplement or amendment to the Information Statement if any event shall occur which requires such action at any time prior to the Exchange Closing Date, and (G) otherwise use its reasonable best efforts to comply with all requirements of Law applicable to the Information Statement and the transactions contemplated hereby.  The Buyer shall cooperate with RCGI in connection with the preparation and filing of the Information Statement, including promptly furnishing RCGI upon request with any information with respect to the Buyer as may be required to be set forth in the Information Statement under the 1934 Act.  RCGI will provide to the Buyer and its counsel the reasonable opportunity to review and comment upon the Information Statement, or any amendments or supplements thereto, prior to filing the same with the SEC.  If, at any time prior to the Exchange Closing Date, any information relating to RCGI, the Subsidiaries or any of their respective Affiliates should be discovered by RCGI which should be set forth in an amendment or supplement to the Information Statement, so that the Information Statement, as applicable, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, RCGI shall promptly notify the Buyer and, to the extent required by applicable Law, RCGI shall disseminate an appropriate amendment thereof or supplement thereto describing such information to RCGI’s stockholders.

(ii)  RCGI represents, warrants and covenants that (A) none of the information included or incorporated by reference in the Information Statement or any other document filed with the SEC in connection with the transactions contemplated by this Agreement (the “Other Filings”) shall, in the case of the Information Statement, at the date it is first mailed to RCGI’s stockholders or on the Exchange Closing Date or at the time of any amendment or supplement thereof, or, in the case of any Other Filing, at the date it is first mailed to RCGI’s stockholders or at the date it is first filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation, warranty or covenant is made by RCGI with respect to statements made therein with respect to the Buyer based on information supplied by the Buyer in writing to RCGI in connection with the preparation of the Information Statement or the Other Filings expressly for inclusion therein and (B) the Information Statement shall comply as to form in all material respects with the applicable requirements of the 1934 Act.

(iii)  The Buyer represents, warrants and covenants that none of the information supplied by the Buyer in writing to RCGI expressly for inclusion in the Information Statement or the Other Filings will, in the case of the Information Statement, at the date it is first mailed to RCGI’s stockholders or on the Exchange Closing Date or at the time of any amendment or supplement thereof, or, in the case of any Other Filing, at the date it is first mailed to RCGI’s stockholders or at the date it is first filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

bb.  Additional Financial Information.  RCGI shall deliver to Buyer on the Exchange Closing Date and on each Additional Closing Date, a pro forma consolidated balance sheet (the “Pro Forma Balance Sheet”) of RCGI and the Subsidiaries dated as of the date of the last day of the period covered by the most recently filed Periodic Report, and a pro forma capitalization table (the “Pro Forma Cap Table”) of RCGI as of such Closing Date, that give effect to the transactions contemplated by this Agreement and each of the other Transaction Documents as occurring on or as of such Closing Date.  RCGI represents and warrants to Buyer that each of the Pro Forma Balance Sheet and the Pro Forma Cap Table, (i) shall fairly present such pro forma financial position or capitalization, as applicable, (ii) shall be prepared based upon assumptions that provide a reasonable basis for presenting the effects of such transactions, and the pro forma adjustments shall give appropriate effect to such assumptions, (iii) shall be based upon financial information prepared in accordance with GAAP, (iv) shall be consistent with the books and records of RCGI and the Subsidiaries and their respective predecessors (which shall be true, accurate and complete) and (v) shall fairly present such information as of the dates presented.

5.  NEGATIVE COVENANTS

a.  Prohibition Against Variable Priced Securities.  From the date of this Agreement until the end of the Reporting Period, (i) RCGI shall not in any manner issue or sell any Options (as defined below) or Convertible Securities that are convertible into or exchangeable or exercisable for RCGI Common Shares at a price that varies or may vary with the market price of RCGI Common Shares, including by way of one or more resets to a fixed price or increases in the number of RCGI Common Shares issued or issuable, or at a price that upon the passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then-current market price of the RCGI Common Shares.  From the date of this Agreement until the Exchange Closing Date, RCGI shall not, nor shall it permit any of the Subsidiaries, to issue any RCGI Common Shares, Options, Convertible Securities or other securities of any type, other than RCGI Common Shares issuable upon exercise of the Warrants or the Initial Officer Options.

b.  Status.  From the date of this Agreement until the end of the Reporting Period, RCGI shall not, nor will it permit any of the Subsidiaries to, become a USRPHC; and upon Buyer’s request, RCGI shall inform Buyer whether any of the Securities then held by Buyer constitute a U.S. real property interest pursuant to Treasury Regulation Section 1.897-2(h) without regard to Treasury Regulation Section 1.897-2(h)(3).

c.  Stay, Extension and Usury Laws.  RCGI covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive it from paying all or any portion of any principal of, or interest or premium on, any of the RCGI Notes as contemplated herein or therein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of any of the Transaction Documents; and RCGI (to the extent it may lawfully do so), on behalf of itself and the Subsidiaries, hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to Buyer, but will suffer and permit the execution of every such power as though no such law has been enacted.

d.  Payment Restrictions Affecting Subsidiaries.  From the date of this Agreement until the later of end of the Security Period, (i) RCGI shall not, nor will it permit any of the Subsidiaries to, enter into or assume any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for an obligation, except to the extent any such agreement provides for Permitted Liens; and (ii) except as provided herein, RCGI shall not, and shall not cause or permit the Subsidiaries to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction of any kind on the ability of any such Subsidiary to: (A) pay dividends or make any other distribution on any of such Person’s Capital Stock owned by RCGI or any other Subsidiary; (B) pay any Indebtedness owed to RCGI or any other Subsidiary; (C) make loans or advances to RCGI or any other Subsidiary; or (D) transfer any of its property or assets to RCGI or any other Subsidiary.

e.  Prepayments.  Except for the intercompany indebtedness, from the date of this Agreement until the end of the Reporting Period, RCGI shall not, nor will RCGI permit any of the Subsidiaries to, prepay any Indebtedness that is in parity with or subordinate to the RCGI Notes by structure or contract.

f.  Indebtedness.  From the date of this Agreement until the end of the Reporting Period, RCGI shall not, and RCGI shall cause each of the Subsidiaries not to, create, incur, assume, extend the term of, become obligated on or suffer to exist (directly or indirectly), any Indebtedness other than Indebtedness under the RCGI Notes issued pursuant to this Agreement, except that RCGI and the Subsidiaries may, after the Exchange Closing, (i) incur non-convertible Indebtedness for borrowed money in an aggregate principal amount outstanding not in excess of $3,000,000, but only to the extent (A) a subordination agreement in favor of and in form and substance satisfactory to Buyer in its sole and absolute discretion is executed and delivered to Buyer with respect thereto (which subordination agreement shall prohibit payments in respect of such subordinated Indebtedness for so long as any RCGI Notes are outstanding), (B) the terms of such subordinated Indebtedness does not require or permit payment of principal thereon until at least ninety (90) days after the Maturity Date of any outstanding RCGI Notes, and (C) such subordinated Indebtedness is not secured by any of the assets of RCGI or any of the Subsidiaries; (ii) incur purchase money Indebtedness or Capital Lease Obligations in an aggregate amount not to exceed $200,000 outstanding at any time; (iii) incur unsecured intercompany Indebtedness amongst RCGI and one or more of its wholly-owned domestic Subsidiaries that is a party to, and in compliance with, the Security Agreement and the Guaranty, to the extent such Indebtedness is evidenced by a promissory note that has been pledged to Collateral Agent; (iv) incur Indebtedness of RCGI and the Subsidiaries for taxes, assessments, municipal or governmental charges not yet due; and (v) incur obligations of RCGI and the Subsidiaries resulting from endorsements  for collection or deposit in the ordinary course of business.

g.  Liens.  From the date of this Agreement until the later of end of the Reporting Period and the date the Security Agreement has terminated, RCGI shall not, and shall cause each of the Subsidiaries not to, grant or suffer to exist (voluntarily or involuntarily) any Lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than Permitted Liens.

h.  Sale of Collateral.  During the Security Period, neither RCGI nor any of the Subsidiaries shall sell, transfer, farm-out, assign or dispose of any Real Property (and any of the Collateral used in connection with the operation of such Real Property) (a “Collateral Disposition”), except in a good faith, arm’s length transaction with Persons who are not officers or directors, provided that (i) the net cash proceeds of the Collateral Disposition are immediately deposited into a Deposit Account (as defined in the Security Agreement) covered by an Account Control Agreement, or, if any of the consideration consists of Real Property or other assets, Buyers is provided with a valid, perfected, first priority security interest therein within two Business Days of the Collateral Disposition, (ii) immediately before and immediately after giving effect to such Collateral Disposition, no Event of Default (as defined in the RCGI Notes) shall have occurred and be continuing, and, within the 90 days prior to such Collateral Disposition, no event shall have occurred that, with the giving of notice or passage of time and without being cured would constitute an Event of Default (any such Collateral Disposition, a “Permitted Collateral Disposition”), and (iii) immediately before and immediately after giving effect to such Collateral Disposition, there shall not be a Financial Covenant Test Failure, and if such Collateral Disposition had occurred as of the last day of the period covered by the most recently filed Periodic Report, there would not have been a Financial Covenant Test Failure.  Upon a Permitted Collateral Disposition, the Buyer shall, and shall cause the Collateral Agent (if applicable), at RCGI’s sole expense, to promptly release any Lien encumbering that portion of the Real Property and any of the Collateral used in connection with the operation of such Real Property that is sold, transferred, farmed-out, assigned, or disposed of, provided that RCGI and each applicable Subsidiary shall have delivered to the Buyer or the Collateral Agent (if applicable) a written notice from RCGI and each applicable Subsidiary, which notice shall contain no material non-public information, (1) requesting the release of the Liens encumbering the Real Property and Collateral to be sold, transferred, farmed-out, assigned or disposed of, (2) describing the proposed Real Property and Collateral sold, transferred, farmed-out, assigned or disposed of, (3) stating the purchase price or other property to be received in consideration for such sale or disposition of such Real Property and Collateral, (4) if there is to be a substitution of Real Property or other assets for the Real Property (and any related Collateral) that is subject to the Collateral Disposition, specifying the Real Property or other assets intended to be substituted therefor, (5) attaching an officer’s certificate certifying that the Permitted Collateral Disposition is in compliance with each of the requirements of clause (ii) of the immediately preceding sentence and (6) attaching the form of release requested by RCGI or its applicable Subsidiary to be authorized or, if necessary, executed by the Secured Parties (as defined in the Security Agreement) or the Collateral Agent, if applicable.

i.  Corporate Existence; Leases.  During the Reporting Period, the RCGI shall maintain its corporate existence and shall not sell all or substantially all of the RCGI’s assets (including, for the avoidance of any doubt, all or substantially all of the assets of the Subsidiaries in the aggregate), except in the event of a merger or consolidation or sale or transfer of all or substantially all of the RCGI’s assets (including, for the avoidance of any doubt, all or substantially all of the assets of the Subsidiaries in the aggregate) where (i) the surviving or successor entity in such transaction (A) assumes the RCGI’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (B) is a publicly traded corporation whose common stock is listed on a national securities exchange, (ii) immediately before and immediately after giving effect to such transaction, no Event of Default (as defined in the RCGI Notes) shall have occurred and be continuing, and (iii) immediately before and immediately after giving effect to such transaction, there shall not be a Financial Covenant Test Failure, and if such transaction had occurred as of the last day of the period covered by the most recently filed Periodic Report, there would not have been a Financial Covenant Test Failure.  From the date of this Agreement until the first date following the Closing Date on which the RCGI Notes and Warrant are not outstanding, RCGI shall, and shall cause each of its Subsidiaries to, refrain from violating, breaching or defaulting under in any respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a violation or breach of, or default under, any term or provision of any Lease to which RCGI or any of its Subsidiaries is a party, except to the extent such violation, breach or default, action or inaction would not and would not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

j.  Restriction on Loans; Investments; Subsidiary Equity.  During the Security Period, RCGI shall not, and shall not permit any of its Subsidiaries to, (i) except for Permitted Investments (as defined herein) in which the holders of the RCGI Notes have a valid, perfected first priority security interest, make any loans to, or investments in, any other person or entity, including through lending money, deferring the purchase price of property or services (other than trade accounts receivable on terms of 90 days or less), purchasing any note, bond, debenture or similar instrument, entering into any letter of credit, guaranteeing (or taking any action that has the effect of guaranteeing) any obligations of any other person or entity, or acquiring any equity securities of, or other ownership interest in, or making any capital contribution to any other entity, other than unsecured intercompany indebtedness permitted by Section 5(f) (and not otherwise prohibited hereunder) and capital contributions to Included Subsidiaries incident to the formation and capitalization of such Included Subsidiaries in accordance with this Agreement and limited to de minimis amounts necessary to form and capitalize such Included Subsidiaries, (ii) invest in, participate in, lease, purchase, obtain or otherwise acquire any real property, facilities, or oil, gas or other mineral drilling, exploration or development rights, concessions, working interests or participation interests (collectively, “Interests”), in which Buyer is not granted a valid, perfected first priority security interest in such Interests, or (iii) issue, transfer or pledge any capital stock or equity interest in any

Subsidiary to any Person other than RCGI (other than the Divesture).  “Permitted Investments” means any investment in (A) direct obligations of the United States or obligations guaranteed by the United States, in each case which mature and become payable within 90 days of the investment by the Company or any Subsidiary, (B) commercial paper rated at least A-1 by Standard & Poor’s Ratings Service and P-1 by Moody’s Investors Services, Inc., (C) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $250,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause (B) above, in each case which mature and become payable within 90 days of the investment by the Company or any Subsidiary, (D) repurchase agreements with respect to securities described in clause (A) above entered into with an office of a bank or trust company meeting the criteria specified in clause (C) above, provided in each case that such investment matures and becomes payable within 90 days of the investment by the Company or any Subsidiary, or (E) any money market or mutual fund which invests only in the foregoing types of investments and the liquidity of which is satisfactory to the Secured Party (as defined in the Security Agreement).

k.  Equipment.  During the Security Period, RCGI shall not, and shall cause each of the Subsidiaries not to, (i) permit any Equipment to become a fixture to Real Property unless such Real Property is owned or leased by such Person and is subject to a mortgage in favor of the Collateral Agent, for the benefit of Buyer, and if such Real Property is leased, is subject to a landlord’s agreement in favor of Buyer on terms acceptable to the Collateral Agent, or (ii) permit any Equipment to become an accession to any other personal property unless such personal property is subject to a first priority perfected Lien in favor of the Collateral Agent, for the benefit of Buyer and any other holders of the RCGI Notes.

l.  Affiliate Transactions.  During the Reporting Period, RCGI shall not, and shall cause each of the Subsidiaries not to, enter into, amend, modify or supplement any transaction, contract, agreement, instrument, commitment, understanding or other arrangement with any Related Party, except for transactions with Buyer, the Collateral Agent or Longview International and intercompany transactions between or among RCGI and its wholly-owned Included Subsidiaries, in each case as permitted (and not otherwise prohibited) hereunder, and customary employment arrangements and benefit programs, on reasonable terms, that are not otherwise prohibited by this Agreement.

m.  Settling of Accounts.  From the date of this Agreement until the end of the Security Period, RCGI shall not, and shall cause each of the Subsidiaries not to, sell, discount, settle or adjust any Account (as defined in the Security Agreement); provided, that after the Exchange Closing, so long as no Event of Default shall have occurred and be continuing, RCGI and the Subsidiaries may (i) discount or settle past due Accounts on an arm’s length basis in the ordinary course of business, and (ii) provide early payment discounts in respect of Accounts in the ordinary course of business, consistent with past practice.

n.  Executive Compensation.  During the Reporting Period, RCGI shall not, and shall cause each of the Subsidiaries not to, pay any salary, bonus, management, consulting, incentive or other compensation, or provide any perquisites or benefits, to any of the Principals except as set forth in their respective Employment Agreements and shall not modify or amend any such Employment Agreement.

o.  Limitation on Sale and Leaseback Transactions.  During the Reporting Period, RCGI shall not, and shall cause each of the Subsidiaries not to, directly or indirectly, enter into any arrangement with any Person whereby in a substantially contemporaneous transaction RCGI or any of the Subsidiaries sells or transfers all or substantially all of its right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset.

p.  Investment Company; Public Utility.  During the Reporting Period, RCGI shall not, and shall cause each of the Subsidiaries not to, become an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940; nor shall RCGI become, or permit any of the Subsidiaries to become, subject to regulation as (i) a “public utility,” (ii) “public utility company,” (iii) a “holding company” of a “public utility” or a “public utility company,” (iv) a “subsidiary company” of a such a “holding company,” or (v) an affiliate of a such a “holding company” or such a “subsidiary company,” in each case as such terms or similar terms are used within the meaning of any Law.

q.  Real Property Leases.  During the Security Period, RCGI shall not, and shall cause each of the Subsidiaries not to, amend, modify, violate, breach or default under in any respect, or take or fail to take any action that (with or without notice or lapse of time or both) would constitute a violation or breach of, or default under, any term or provision of, or would result in a reversion of rights to a Person under, any Real Property Lease to which RCGI or any of the Subsidiaries is a party, except to the extent such amendment, modification, violation, breach or default, action or in-action could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

r.  Restriction on Purchases or Payments.  During the Security Period, RCGI shall not, and RCGI shall cause each of the Subsidiaries not to, (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any Capital Stock or split, combine or reclassify any Capital Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any Capital Stock; provided however, that any Subsidiary may declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any of its Capital Stock that is held solely by RCGI or by a domestic Subsidiary, provided that all of the equity of such domestic Subsidiary is directly or indirectly owned by RCGI, such domestic Subsidiary is controlled by RCGI and such domestic Subsidiary is a party to the Guaranty Agreement and the Security Agreement, or (ii) purchase, redeem or otherwise acquire, directly or indirectly, any shares of RCGI’s Capital Stock or the Capital Stock of any of the Subsidiaries.

s.  No Avoidance of Obligations.  During the Reporting Period, RCGI shall not, and shall cause each of the Subsidiaries not to, enter into any agreement which would limit or restrict RCGI’s or any of the Subsidiaries’ ability to perform under, or take any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under, this Agreement, the RCGI Notes or the other Transaction Documents.

t.  Right to Participate in Future Financing.  Subject to the exceptions described below, during the period beginning on the date hereof and ending on the later of (i) the second (2nd) anniversary of the Exchange Closing and (ii) sixty (60) days after the first date following the Exchange Closing on which no RCGI Notes remain outstanding, RCGI shall not, and RCGI shall cause each of the Subsidiaries not to, (x) contract with any party for any debt or equity financing (including any debt financing with an equity component), (y) issue any debt or equity securities of RCGI or any Subsidiary or securities convertible, exchangeable or exercisable into or for debt or equity securities of RCGI or any Subsidiary (including debt securities with an equity component) or (z) engage in “farm-out” financing transactions or similar transactions which do not have operating obligations by the financing party as a material component, in any form (a “Future Offering”), unless, after such Person has received an offer regarding a Future Offering that it has a bona fide intention to accept, such Person shall have first delivered to Buyer or its designee appointed by Buyer written notice (the “Future Offering Notice”) reporting that it has received and is prepared to accept such offer and providing Buyer an option (the “Buyer Purchase Option”) to purchase up to 50% of the total amount of securities to be issued in such Future Offering (the limitations referred to in this and the preceding sentence are collectively referred to as the “Capital Raising Limitations”).  No Future Offering Notice shall contain any material non-public information regarding the Company or any of the Subsidiaries.  Upon the written request of Buyer made within five (5) Business Days after its receipt of a Future Offering Notice (an “Additional Information Request”), RCGI shall provide Buyer with such additional information regarding the proposed Future Offering, including the name of the buyer, and the terms and conditions and use of proceeds thereof, as Buyer shall reasonably request.  Buyer may exercise its Buyer Purchase Option by delivering written notice (the “Buyer Purchase Notice Date”) to RCGI within five (5) Business Days after the later of (i) Buyer’s receipt of a Future Offering Notice or (ii) Buyer’s receipt of all of the information reasonably requested by Buyer in an Additional Information Request, which notice shall state the quantity or percentage of securities being offered in the Future Offering that Buyer will purchase, up to 50%.  RCGI or the Subsidiary, as appropriate, shall have 60 days following Buyer Purchase Notice Date to sell the securities of the Future Offering (other than the securities to be purchased by Buyer pursuant to this Section 5(s)), upon terms and conditions no more favorable to the purchasers thereof than specified in the Future Offering Notice.  The exercise of Buyer Purchase Option shall be contingent upon, and contemporaneous with, the consummation of such Future Offering, provided, that notwithstanding Buyer’s exercise of the Buyer Purchase Option with respect to a particular Future Offering, the determination to complete any such Future Offering shall be within RCGI’s sole discretion. In connection with such consummation, if Buyer has exercised a Buyer Purchase Option, then Buyer shall deliver to RCGI duly and properly executed originals of any documents reasonably required by RCGI or the Subsidiary, as appropriate, to effectuate such Future Offering together with payment of the purchase price for the securities being purchased by Buyer in such Future Offering, and RCGI or the Subsidiary, as appropriate, shall promptly issue to Buyer the securities purchased thereby.  In the event RCGI or the Subsidiary, as appropriate, has not sold such securities of the Future Offering within such 60-day period, then RCGI and the Subsidiaries shall not thereafter issue or sell such securities or any other securities subject to this

Section 5(s) without first offering such securities to Buyer in the manner provided in this Section 5(s).  Buyer shall not be required to participate or exercise its right of participation with respect to a particular Future Offering in order to exercise its right of participation with respect to later Future Offerings.  The Capital Raising Limitations shall not apply to (i) any transaction involving RCGI’s issuances of securities (A) as consideration in a merger or consolidation (the primary purpose or material result of which is not to raise or obtain equity capital or cash), (B) in connection with any strategic partnership or joint venture (the primary purpose or material result of which is not to raise or obtain equity capital or cash), or (C) as consideration for the acquisition of a business, product, license or other assets by RCGI (the primary purpose or material result of which is not to raise or obtain equity capital or cash), (ii) the issuance solely of RCGI Common Shares in a Qualified Public Offering, (iii) the issuance of securities upon exercise of the Initial Officer Options, provided that such Initial Officer Options are not amended or modified on or after the date of their grant and neither the 2007 Option Plan nor any Option Agreement is modified to differ from the forms thereof attached as exhibits hereto, and further provided that the exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of shares issued or issuable is not increased (whether by operation of law or in accordance with the relevant governing documents or otherwise) on or after the Exchange Closing Date, or (iv) the grant of options, or the issuance of other securities, to employees or directors of RCGI or the Subsidiaries, under an RCGI stock option plan, restricted stock plan or stock purchase plan approved by RCGI’s Board of Directors and stockholders, in each case only as and to the extent such issuance is permitted under this Agreement and the other Transaction Documents.

u.  Limits on Additional Issuances.  Neither RCGI nor any Subsidiary shall, in any manner, until the later of (i) 180 days after the Exchange Closing Date and each Additional Closing Date, or (ii) the date on which the registration statement required to be filed pursuant to Section 2 of the Registration Rights Agreement is declared effective by the SEC (the “Effective Date”), issue or sell any RCGI Common Shares, Convertible Securities or Options, other than the CK Cooper Shares (the “Equity Limitation”), or file any registration statement other than as required by the Registration Rights Agreement.  The Equity Limitation shall not apply to (i) any transaction involving RCGI’s issuances of securities (A) as consideration in a merger or consolidation (the primary purpose or material result of which is not to raise or obtain equity capital or cash), (B) in connection with any strategic partnership or joint venture (the primary purpose or material result of which is not to raise or obtain equity capital or cash), or (C) as consideration for the acquisition of a business, product, license or other assets by RCGI (the primary purpose or material result of which is not to raise or obtain equity capital or cash), (ii) the issuance of securities upon exercise of the Initial Officer Options, provided such Initial Officer Options are not amended or modified on or after the date hereof and provided that the exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of shares issued or issuable is not increased (whether by operation of law or in accordance with the relevant governing documents or otherwise) on or after the Exchange Closing Date, and (iv) the grant of options, or the issuance of other securities, to employees or directors of RCGI or any of the Subsidiaries, under any RCGI stock option plan, restricted stock plan or stock purchase plan approved by RCGI’s Board of Directors and stockholders, in each case only as and to the extent such issuance is permitted under this Agreement and the other Transaction Documents.  “CK Cooper Shares” means the 6,553,967 RCGI Common Shares (subject to adjustment for the Reverse Stock Split) to be issued to C.K. Cooper & Company (“CKC”) as compensation for services pursuant to the engagement letter dated July 25, 2007 between RCGI and CKC, in an amount equal to quotient of $180,000 divided by the Per Share Purchase Price.

v.  No Integrated Offering.  Neither RCGI nor any of the Subsidiaries, nor any Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to purchase any security, under any circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with prior offerings by RCGI for purposes of the 1933 Act or any regulatory or self-regulatory authority.

w.  Regulation M.  Neither RCGI, nor the Subsidiaries nor any Affiliates of the foregoing shall take any action prohibited by Regulation M under the 1934 Act, in connection with the offer, sale and delivery of the Securities contemplated hereby.

6.  CONDITIONS TO THE OBLIGATIONS OF RCGI TO CLOSE.

a.  Exchange Closing.  The obligation of RCGI to take the actions specified in Section 1(a) at the Exchange Closing is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that these conditions are for RCGI’s sole benefit and may be waived by RCGI at any time in its sole discretion by providing Buyer with prior written notice thereof:

(i)  Buyer and other party shall have executed each of the Transaction Documents to be executed at the Exchange Closing to which it is a party and delivered the same to RCGI.

(ii)  Buyer shall have delivered to RCGI the certificates representing the New Sonterra Common Shares, duly endorsed for transfer to RCGI.

(iii)  Buyer shall have assigned and delivered to RCGI the Sonterra Equity Note and the Sonterra Non-Equity Note, duly endorsed for transfer to RCGI.

(iv)  Buyer shall have delivered to RCGI the Sonterra Warrants, duly endorsed for transfer to RCGI.

(v)  The representations and warranties of Buyer herein and in all of the Transaction Documents shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Buyer at or prior to the Exchange Closing Date.

(vi)  The majority stockholder of RCGI shall have approved the Certificate Amendment and shall not have rescinded such approval.

(vii)  No injunction or other court or governmental agency order shall be in effect that prohibits the transactions contemplated by this Agreement to be effected at the Exchange Closing.

b.  Additional Closings.  The obligation of RCGI to take the actions specified in Section 1(b) at any Additional Closing is subject to the satisfaction, at or prior to the applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for RCGI’s sole benefit and may be waived by RCGI at any time in its sole discretion by providing Buyer with prior written notice thereof:

(i)  Buyer shall have delivered to RCGI the Additional Purchase Price (less the amount withheld pursuant to Section 4(i)) for the Additional RCGI Notes being purchased by Buyer at such Additional Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by RCGI.

(ii)  The representations and warranties of Buyer shall be true and correct as of the date when made and as of such Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Buyer at or prior to such Additional Closing Date.

(iii)  No injunction or other court or governmental agency order shall be in effect that prohibits the transactions contemplated by this Agreement to be effected at such Additional Closing.

7.  CONDITIONS TO BUYER’S OBLIGATION TO CLOSE.

a.  Exchange Closing.  The obligation of Buyer to take the actions specified in Section 1(a) at the Exchange Closing is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived only by Buyer at any time in its sole discretion by providing RCGI with prior written notice thereof:

(i)  The Flash Acquisition Closing shall have occurred.

(ii)  Each of RCGI and the other parties to the Transaction Documents (excluding Buyer and the Collateral Agent), as applicable, shall have executed and delivered to Buyer the Account Control Agreements, the Guarantees, the Pledge Agreement, the RCGI Mortgage Amendments, Registration Rights Agreement, the Employment Agreements, the Security Agreement Joinder and each other Transaction Document to be executed thereby at or prior to the Exchange Closing.

(iii)  RCGI shall have filed the Certificate Amendment and effected the Reverse Stock Split (as approved by Buyer) and changed the name of RCGI to Sonterra Resources, Inc., and delivered to Buyer a copy of the Certificate of Amendment certified as of a date within ten (10) days of the Exchange Closing Date, by the Secretary of State of the State of Delaware.

(iv)  Sonterra shall have duly executed and delivered to Buyer the Sonterra  Mortgage Amendments (as defined in the Sonterra SPA), the Guarantee and any other Transaction Documents to which Sonterra is a party.

(v)  RCGI shall have delivered to Buyer a letter from RCGI’s transfer agent certifying the number of RCGI Common Shares outstanding as of a date within five (5) days of the Exchange Closing Date.

(vi)  As of the Exchange Closing Date, RCGI shall have reserved out of its authorized and unissued RCGI Common Shares, solely for the purpose of effecting the exercise of the RCGI Warrant, at least 49,586,777 RCGI Common Shares (such number to be adjusted for the Reverse Stock Split any stock split, stock dividend, stock combination or other similar transaction involving the RCGI Common Shares effective at any time after the date of this Agreement).

(vii)  RCGI shall have made all filings under all applicable securities laws necessary to consummate the issuance of the Securities (including the Initial RCGI Note) pursuant to this Agreement at the Exchange Closing in compliance with such laws.

(viii)  RCGI shall have executed and delivered to Buyer the Initial RCGI Notes.

(ix)  RCGI shall have executed and delivered to Buyer certificates representing the New RCGI Common Shares.

(x)  RCGI shall have executed and delivered to Buyer the RCGI Warrant.

(xi)  RCGI shall have duly adopted the 2007 Option Plan and issued the Initial Officer Options thereunder.

(xii)  All Existing Options shall have been cancelled all rights and obligations with respect thereto shall have been terminated.

(xiii)  The Board of RCGI shall have adopted, and not rescinded or otherwise amended or modified, resolutions consistent with Section 3(b) above and in a form reasonably acceptable to Buyer (the “Resolutions”).

(xiv)  RCGI and each Included Subsidiary shall have delivered and pledged to Buyer any and all Instruments, Negotiable Documents, Chattel Paper (each of the foregoing terms, as defined in the Security Agreement) and certificated securities (accompanied by stock powers executed in blank), duly endorsed and/or accompanied by such instruments of assignment and transfer executed by RCGI and each Included Subsidiary, as applicable, in such form and substance as Buyer may request, in each case in accordance with the Security Agreement, the Pledge Agreement and the other Security Documents.

(xv)  RCGI and each Included Subsidiary shall have given, executed, delivered, filed and/or recorded all Security Documents, the RCGI Mortgage Amendments with respect to all of the Real Property, and any other financing statements, notices, instruments, documents, agreements and other papers that may be necessary or desirable (in the reasonable judgment of Buyer) to create, preserve, perfect or validate the security interest in their respective assets of RCGI granted to Buyer pursuant to the Security Agreement and to enable Buyer to exercise and enforce its rights with respect to such security interest.

(xvi)  RCGI shall have delivered to Buyer a secretary’s certificate, dated as of the Exchange Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, certified as of a date within ten (10) days of the Exchange Closing Date, by the Secretary of State of Delaware, (C) the Bylaws of RCGI, (D) the certificate or articles of incorporation or other organizational documents of each of the Subsidiaries, each certified as of a date within ten (10) days of the Exchange Closing Date, by the Secretary of State of the state of such entity’s jurisdiction of incorporation or organization, and (E) the bylaws or other similar documents of each of the Subsidiaries, each as in effect at the Exchange Closing.

(xvii)  RCGI shall have delivered to Buyer a certificate evidencing the good standing of RCGI and each Subsidiary in such entity’s state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state or jurisdiction of incorporation or organization as of a date within ten (10) days of the Exchange Closing Date.

(xviii)  Buyer shall have received (A) the opinions of Baker & McKenzie LLP and Thompson & Knight LLP (or such other law firms as are reasonably acceptable to Buyer) dated as of the Exchange Closing Date, which opinions will collectively address, among other things, laws of the States of Delaware, Texas and New York applicable to the transactions contemplated hereby, and the security interests provided pursuant to the Security Agreement, in each case in form, scope and substance reasonably satisfactory to Buyer, and providing the opinions set forth in Exhibit 7(a)(xviii).

(xix)  The representations and warranties of RCGI herein and of RCGI and the Subsidiaries in all Transaction Documents shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and RCGI and the Subsidiaries shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by RCGI or the Subsidiaries at or prior to the Exchange Closing Date.  Buyer shall have received a certificate, executed by the chief executive officer of RCGI, dated as of the Exchange Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer.

(xx)  The Information Statement shall have been sent to the stockholders of RCGI at least 20 days prior to the Exchange Closing Date.

(xxi)  As of the Exchange Closing Date, RCGI shall have delivered to Buyer the Pro Forma Balance Sheet and Pro Forma Cap Table required by Section 4(bb).

(xxii)  No injunction or other court or governmental agency order shall be in effect that prohibits the transactions contemplated by this Agreement to be effected at the Exchange.

(xxiii)  The representations and warranties of Sonterra in the Sonterra SPA Agreement and in all “Transaction Documents” (for purposes of this Section 7(a)(xxiii), as defined in the Sonterra SPA) shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and Sonterra shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Sonterra SPA and the other Transaction Documents to be performed, satisfied or complied with by Sonterra at or prior to the Exchange Closing Date.  Buyer shall have received a certificate, executed by the chief executive officer of Sonterra, dated as of the Exchange Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer.

(xxiv)  RCGI shall have delivered to Buyer such other documents relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

b.  Additional Closing. The obligation of Buyer to purchase Additional RCGI Notes from RCGI or to take the actions specified in Section 1(b) at any Additional Closing is subject to the satisfaction, at or prior to the Additional Closing Date, of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion by providing RCGI with prior written notice thereof:

(i)  The Exchange Closing shall have occurred.

(ii)  The Board of RCGI shall have adopted, and not rescinded or otherwise amended or modified, the Resolutions.

(iii)  RCGI shall have executed and delivered to Buyer the Additional RCGI Notes being purchased by Buyer at such Additional Closing.

(iv)  RCGI shall have delivered to Buyer a certificate evidencing the good standing of RCGI and each Subsidiary in such entity’s state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state or jurisdiction of incorporation or organization as of a date within ten (10) days of the Additional Closing Date.

(v)  RCGI shall have delivered to Buyer a secretary’s certificate, dated as of the Additional Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, certified as of a date within ten (10) days of the Additional Closing Date, by the Secretary of State of Delaware, (C) the Bylaws of RCGI, (D) the certificate or articles of incorporation or other organizational documents of each of the Subsidiaries, each certified as of a date within ten (10) days of the Additional Closing Date, by the Secretary of State of the state of such entity’s jurisdiction of incorporation or organization, and (E) the bylaws or other similar documents of each of the Subsidiaries, each as in effect at the Additional Closing.

(vi)  RCGI shall have complied with the requirements of Section 1(b) (including the Additional Note Issuance Amount Limitations) and all of the Additional Sale Notice Election Conditions set forth in Section 1(d) shall have been satisfied at all times from the Exchange Closing Date until and including such Additional Closing Date.

(vii)  The representations and warranties of RCGI (including any exceptions thereto contained in the schedules hereto) shall be true and correct as of the date when made and as of such Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), provided that such representations shall be true and correct as of such Additional Closing Date giving effect to the updates required by the last sentence of this paragraph (viii) so long as there is nothing disclosed in any such updates (or the representations as affected thereby) that could, individually or in the aggregate, have a Material Adverse Effect as determined by Buyer, in its sole discretion, and RCGI shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by RCGI at or prior to such Additional Closing Date.  Buyer shall have received a certificate, executed by the Chief Executive Officer of RCGI, dated as of such Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer, including an update as of such Additional Closing Date of the representations and related schedules contained in Sections 3(c), 3(f), 3(g), 3(h), 3(i), 3(n), 3(o), 3(p), 3(q), 3(s), 3(w), 3(z), and 3(bb).

(viii)  Buyer shall have received (A) the opinions of Baker & McKenzie and Thompson & Knight LLP (or such other law firms as are reasonably acceptable to Buyer), dated as of the Additional Closing Date, which opinions will collectively address, among other things, laws of the States of Delaware, New York and Texas (and any other states in which RCGI has properties or assets as of such Additional Closing Date)  applicable to the transactions contemplated hereby and the security interests provided pursuant to the Security Agreement, in form, scope and substance reasonably satisfactory to Buyer, and providing the opinions set forth in Exhibit 7(a)(xviii).

(ix)  RCGI shall have made all filings under all applicable securities laws necessary to consummate the issuance of the Securities (including the Additional RCGI Notes) pursuant to this Agreement in compliance with such laws.

(x)  All conditions set forth in Section 7(a) shall have been satisfied and shall remain satisfied.

(xi)  As of each Additional Closing Date, RCGI shall have delivered to Buyer the Pro Forma Balance Sheet and Pro Forma Cap Table required by Section 4(bb).

(xii)  No injunction or other court or governmental agency order shall be in effect that prohibits the transactions contemplated by this Agreement to be effected at such Additional Closing.

(xiii)  RCGI shall have paid to Buyer or its designee a transaction fee in an amount equal to 1.0% of the principal amount of the Additional RCGI Notes being purchased by Buyer at such Additional Closing (or, if it be paid to Buyer, such amount shall have been, if Buyer so requests, credited against the Additional Purchase Price payable hereunder to RCGI at such Additional Closing).

(xiv)  RCGI shall have delivered to Buyer such other documents relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

8.  INDEMNIFICATION.

a.  RCGI Indemnification Obligation.  In consideration of Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of RCGI’s obligations under the Transaction Documents, RCGI (for purposes of this Section 8(a), the “Indemnifying Party”) shall defend, protect, indemnify and hold harmless Buyer and each other holder of the Securities and all of their equityholders, partners, officers, directors, members, managers, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (for purposes of this Section 8(a), collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (for purposes of this Section 8(a), the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Indemnifying Party in any of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Indemnifying Party contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms hereof or thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee’s owners, investors or Affiliates), (d) any assets or transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of any of the Securities.  To the extent that the foregoing undertaking by the Indemnifying Party may be unenforceable for any reason, such Indemnifying Party shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

b.  Indemnification Procedures.  Each Indemnitee (as defined under Section 8(a)) shall (i) give prompt written notice to the Indemnifying Party of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement (provided, however, that the failure of the Indemnitee to promptly deliver such notice shall not relieve the Indemnifying Party of any liability, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such claim) and (ii) permit such Indemnifying Party, as applicable, to assume the defense of such claim with counsel selected by such Indemnifying Party and reasonably satisfactory to the Indemnitee; provided, however, that any Indemnitee entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (A) the Indemnifying Party has agreed in writing to pay such fees and expenses, (B) the Indemnifying Party shall have failed to assume the defense of such claim within five (5) days of delivery of the written notice of the Indemnitee with respect to such claim or failed to employ counsel selected by such Indemnifying Party and reasonably satisfactory to the Indemnitee, or (C) in the reasonable judgment of the Indemnitee, based upon advice of its counsel, a conflict of interest may exist between the Indemnitee and the Indemnifying Party with respect to such claims (in which case, if the Indemnitee notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of the Indemnitee).  If the Indemnifying Party assumes the defense of the claim, it shall not be subject to any liability for any settlement or compromise made by the Indemnitee without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). In connection with any settlement negotiated by an Indemnifying Party, no Indemnifying shall, and no Indemnitee shall be required by an Indemnifying Party to, (I) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation, (II) enter into any settlement that attributes by its terms any liability to the Indemnitee, or (III) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. In addition, without the consent of the Indemnitee, no Indemnifying Party shall consent to entry of any judgment or enter into any settlement which provides for any action on the part of the Indemnitee other than the payment of money damages which are to be paid in full by the Indemnifying Party. If an Indemnifying Party fails or elects not to assume the defense of a claim pursuant to clause (B) above, or is not entitled to assume or continue the defense of such claim pursuant to clause (C) above, the Indemnifying Party shall have the right without prejudice to its right of indemnification hereunder to, in its discretion exercised in good faith and upon advice of counsel, to contest, defend and litigate such claim and may settle such claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnitee deems fair and reasonable, provided that, at least five (5) days prior to any settlement, written notice of its intention to settle is given to the Indemnifying Party. If requested by the Indemnifying Party, the Indemnitee agrees (at no expense to the Indemnitee) to reasonably cooperate with the Indemnifying Party and its counsel in contesting any claim that the Indemnifying Party elects to contest.

9.  GOVERNING LAW; MISCELLANEOUS.

a.  Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the New York City, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, return receipt requested, or by deposit with a nationally recognized overnight delivery service, to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties acknowledge that Buyer has executed each of the Transaction Documents to be executed by it in the State of New York and will have made the payment of the Purchase Price from its bank account located in the State of New York.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b.  Counterparts.  This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

c.  Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.  Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.  Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements among Buyer, RCGI, and the Subsidiaries and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither RCGI nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended, modified or supplemented other than by an instrument in writing signed by RCGI and Buyer.  Any such amendment shall bind all holders of the RCGI Notes and the holder of the RCGI Warrant.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the RCGI Notes or RCGI Warrant then outstanding.

f.  Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to RCGI:

Prior to the Exchange Closing Date:

River Capital Group, Inc.
7 Reid Street, Suite 312
Hamilton Bermuda, HM11
Facsimile:  441-296-1214
Attention: Mr. Howard Taylor

On or after the Exchange Closing Date:

Sonterra Resources, Inc.
300 East Sonterra Boulevard, Suite 1220
San Antonio, Texas
Facsimile: 210-545-3317
Attention: Michael J. Pawelek

With a copy to:

Baker & McKenzie LLP
1114 Avenue of the America
New York, NY, 10036
Facsimile:  212-310-1786
Attention: Martin Eric Weisberg, Esq.

If to Buyer:

Longview Fund, L.P.
c/o Viking Asset Management, LLC
600 Montgomery Street, 44th Floor
San Francisco, CA  94111
Facsimile: 415-981-5301
Attention: Michael Rudolph

With a copy to:

c/o Viking Asset Management, LLC
10 Glenville Street, 3rd Floor
Greenwich, Connecticut 06831
Attention: Robert J. Brantman
Facsimile: 646-840-4958

And with a copy to:

Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661-3693
Attention: Mark D. Wood, Esq.
Facsimile: 312-902-1061

or such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

g.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities.  RCGI shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the aggregate principal of the RCGI Notes then outstanding except for a merger permitted pursuant to Section 5(i).  Buyer may assign some or all of its rights hereunder without the consent of RCGI; provided, however, that any such assignment shall not release Buyer from its obligations hereunder unless such obligations are assumed by such assignee (as evidenced in writing) and RCGI has consented to such assignment and assumption, which consent shall not be unreasonably withheld.  Notwithstanding anything to the contrary contained in the Transaction Documents, Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

h.  No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 8 hereof, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i.  Survival.  Unless this Agreement is terminated under Section 9(k), the representations and warranties of RCGI and Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification and contribution provisions set forth in Section 8, shall survive the Closings.  RCGI acknowledges and agrees that the provisions of Section 15 of each RCGI Note shall survive the redemption, repayment or surrender of each such RCGI Note.

j.  Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.  Termination.

(i)  In the event that the Exchange Closing shall not have occurred on or before the third (3rd) Business Day following the earlier of (A) December 31, 2007, or (B) the 20th calendar day after the mailing of the Information Statement, due to RCGI’s on the one hand, or Buyer’s on the other  hand, failure to satisfy the conditions set forth in Sections 6(a) and 7(a) above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(k)(i), RCGI shall be obligated to pay Buyer (so long as Buyer is not a breaching party) its transaction fees and reimbursement amounts as set forth in Section 4(i) as if Buyer had purchased the Securities.

(ii)  In the event that an Additional Closing shall not have occurred on or before the eighth (8th) Business Day following an Additional Sale Election Notice Date due to RCGI’s or Buyer’s failure to satisfy the conditions set forth in Sections 6(b) and 7(b) above

(and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate the obligations with respect to such Additional Closing at the close of business on such date without liability of any party to any other party with respect thereto (and without affecting any other rights or obligations under this Agreement); provided, however, that if a party’s obligations with respect to such Additional Closing are terminated pursuant to this Section 9(k)(ii), RCGI shall be obligated to pay Buyer (so long as Buyer is not a breaching party) its transaction fees and reimbursement amounts as set forth in Section 4(i) as if Buyer had purchased the Additional RCGI Notes.

l.  Placement Agent.  RCGI acknowledges that it has engaged C. K. Cooper & Company as placement agent in connection with the sale of the RCGI Notes and the RCGI Warrant. RCGI shall be responsible for the payment of any placement agent’s fees or broker’s commissions relating to or arising out of the transactions contemplated hereby.  RCGI shall pay, and hold Buyer harmless against, any liability, loss or expense (including attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any such payment.  RCGI represents and warrants to Buyer that it has not engaged any other placement agent, broker or financial advisor (other than C. K. Cooper & Company) in connection with the acquisition of the Securities pursuant hereto.  Buyer represents to RCGI that, except for Buyer’s general partner and its investment advisor, whose fees and expenses are covered by RCGI’s reimbursement obligation under Section 4(i), Buyer has not engaged any placement agent, broker or financial advisor in connection with the transactions contemplated hereby.  Buyer shall hold RCGI harmless against any liability, loss or expense (including attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any payment by such a Person, other than a claim under Section4(i) hereof.

m.  No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

n.  Remedies.  Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that Buyer and holders have been granted at any time under any other agreement or contract and all of the rights that Buyer and holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

o.  Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Buyer exercises a right, election, demand or option under a Transaction Document and RCGI or any of the Subsidiaries does not timely perform its related obligations within the periods therein provided, then Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to RCGI, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

p.  Payment Set Aside.  To the extent that RCGI or any of the Subsidiaries makes a payment or payments to Buyer pursuant to this Agreement, the Registration Rights Agreement, the RCGI Notes, the RCGI Warrant, the Guaranty or any other Transaction Document or Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to RCGI or any of the Subsidiaries, by a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

q.  Transfer Agent Instructions.  RCGI shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit M (the “Irrevocable Transfer Agent Instructions”), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at the Depository Trust Company (“DTC”), registered in the name of Buyer or its respective nominee(s), for Warrant Shares upon exercise of the RCGI Warrant, in each case such amounts as specified from time to time by Buyer to RCGI.  Prior to registration of the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g).  RCGI warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 9(q) and stop transfer instructions to give effect to Section 2(f) (in the case of the New RCGI Common Shares and Warrant Shares, prior to registration of the New RCGI Common Shares, or Warrant Shares respectively, under the 1933 Act) will be given by RCGI to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of RCGI as and to the extent provided in this Agreement and the Registration Rights Agreement.  If Buyer provides RCGI with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or Buyer provides RCGI with reasonable assurance that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, RCGI shall permit the transfer and, in the case of the New RCGI Common Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer and without any restrictive legend.  RCGI acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, RCGI acknowledges that the remedy at law for a breach of its obligations under this Section 9(q) will be inadequate and agrees, in the event of a breach or threatened breach by RCGI of the provisions of this Section 9(q), that Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

r.  Independent Nature of Buyer.  Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, the RCGI Notes, the RCGI Warrant, and the other Transaction Documents, and it shall not be necessary for any other holder of any of the Securities to be joined as an additional party in any proceeding for such purpose.

s.  Interpretative Matters.  Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

*  *  *  *  *  *

ANNEX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RIVER CAPITAL GROUP, INC.

B-1

CERTIFICATE OF AMENDMENT TO
CERTOFICATE OF INCORPORATION OF
RIVER CAPITAL GROUP, INC.

Under Section 242 of the Delaware General Corporation Law

River Capital Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY as follows:

FIRST:            That the name of the corporation is River Capital Group, Inc. (the “Corporation”).

SECOND:       That the Certificate of Incorporation of the Corporation (the “Certificate”) was originally filed with the Delaware Secretary of State on July 1, 1999, under the name whOOdoo.com, inc.

THIRD:           That Article 1 of the Certificate is hereby amended to read in full as follows:

1.	The name of the Corporation is Sonterra Resources, Inc. (the “Company”)

FOURTH:	That Article 4 of the Certificate is hereby amended by the addition of the following paragraph at the end thereof:

Effective at __ a.m., Eastern Time on ____________ _____, 2007, every ___ outstanding shares of

Common Stock shall be combined into and shall automatically become one (1) outstanding share of Common Stock.  The authorized shares of the Company shall remain as set forth in this Certificate of Incorporation.  No fractional share shall be issued in connection with the foregoing reverse stock split; all fractional shares resulting from such combination that are held by a stockholder shall be aggregated subsequent to such combination and each such fractional share remaining after such aggregation held by a stockholder shall be rounded up to the nearest whole share.

FIFTH:
That [at the meeting of the Board of Directors duly called and held] [by unanimous written consent of the Board of Directors duly executed] on August 3, 2007 and ___, 2007, resolutions were duly adopted approving the foregoing amendments to the Certificate, declaring such amendments to be advisable and directing that such amendments be submitted to the stockholders of the Corporation.

SIXTH:
That thereafter, holders of a majority of the outstanding common stock of the Corporation approved such amendments by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware.

SEVENTH:	That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EIGHT:	That the capital of the Corporation shall not be reduced by reason of the foregoing amendments.

Dated: ___________ ____, 2007	RIVER CAPITAL GROUP, INC.

By: ____________________________

Name:
Title:

B-2

ANNEX C

RIVER CAPITAL GROUP, INC

2007

NON QUALIFIED

STOCK OPTION PLAN

RIVER CAPITAL GROUP, INC.
2007 NON-QUALIFIED STOCK OPTION PLAN

ARTICLE I.
PURPOSE, ADOPTION AND TERM OF THE PLAN

1.01     Purpose.   The purpose of the River Capital Group, Inc. 2007 Non-Qualified Stock Option Plan (hereinafter referred to as the “Plan”) is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers and key employees through the grant of options to purchase Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business.

1.02     Adoption and Term.   The Plan shall become effective on [      ,  2007] and shall terminate on [      ,  2017], or such earlier date as shall be determined by the Board (as hereinafter defined).

ARTICLE II.
DEFINITIONS

For purposes of the Plan, capitalized terms shall have the following meanings:

2.01     “Beneficiary” means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Option Agreement upon the Participant’s death.

2.02     “Board” means the Board of Directors of the Company.

2.03     “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

2.04     “Committee” means a committee of the Board as may be appointed, from time to time, by the Board.

(a)   The Board may appoint more than one Committee to administer the Plan. If it appoints more than one Committee, one Committee (the “Compensation and Stock Option Committee”) shall have the authority to grant Options to a Participant who is either, at the Date of Grant of the Option, a “covered employee” as defined in Section 162(m) or who is subject to Section 16 of the Exchange Act; however, such Committee shall also have the authority to grant Options to other Participants. The Compensation and Stock Option Committee shall be composed of at least two directors of the Company, each of whom is a “non-employee director” as defined in

Rule 16b-3 and an “outside director” within the meaning of Section 162(m). If, however, at least two of the Company’s directors are not both “non-employee directors” and “outside directors,” the Board may grant Options to a Participant who is either a “covered employee” or subject to Section 16 of the Exchange Act, in which case the Board may also administer the Plan and the term “Committee” as used herein shall also include the Board. The other Committee (the “Select Committee”) shall be composed of at least one director, who may be an officer of the Company. The Select Committee shall have authority to grant Options to a Participant who is not, at the Date of Grant of the Option, either a “covered employee” as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

(b)   The Board may, from time to time, appoint members of each Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee.

(c)   The Compensation and Stock Option Committee and the Select Committee shall each have the power and authority to administer the Plan in accordance with Article III with respect to particular classes of Participants (as specified in Section 2.04(a)) and, when used herein, the term “Committee” shall mean either the Compensation and Stock Option Committee or the Select Committee if the Board appoints more than one Committee to administer the Plan. If, however, there is a conflict between the determinations made by the Compensation and Stock Option Committee and the Select Committee, the determinations made by the Compensation and Stock Option Committee shall control.

2.05     “Common Stock” means the Common Stock, par value $.001 per share, of the Company.

2.06     “Company” means River Capital Group, Inc., a corporation organized under the laws of the State of Delaware, and its successors.

2.07     “Date of Grant” means the date designated by the Committee as the date as of which it grants an Option, which shall not be earlier than the date on which the Committee approves the granting of such Option.

2.08     “Disability” has the meaning specified in Section 22(e)(3) of the Code.

2.09     “Disability Date” means the date, as determined by the Committee, as of which an Employee Participant has a Disability.

2.10     “Employee Participant” means a Participant who is not a Non-Employee Director.

2.11     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.12     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13     “Fair Market Value” of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the Over-The-Counter Bulletin Board (the “OTCBB”); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. If the Common Stock is not admitted to trade on a securities exchange or quoted on OTCBB, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company’s line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

2.14     “Initial Option Price” means the option price per share of Common Stock to be determined by the Board or the Committee at the time when the Options are first granted under the Plan, which shall be the “Warrant Exercise Price,” as that term is defined in the Share Exchange and Additional Note Purchase Agreement dated as of August 3, 2007 between the Company and The Longview Fund, L.P., a California limited partnership.

2.15     “Non-Employee Director” means each member of the Board or of the Board of Directors of a Subsidiary, in each case who is not an employee of the Company or of any of its Subsidiaries.

2.16     “Option Agreement” means a written agreement between the Company and a Participant specifically setting forth the terms and conditions of an Option granted to a Participant under the Plan.

2.17     “Option” means any option to purchase Common Stock granted under the Plan to an Employee Participant or to a Non-Employee Director. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under Section 422 of the Code.

2.18     “Participant” means any employee or Non-Employee Director of the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Articles V and/or VI.

2.19     “Plan” means the River Capital Group, Inc. 2007 Non-Qualified Stock Option Plan as set forth herein, and as the same may be amended from time to time.

2.20     “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

2.21     “SEC” means the Securities and Exchange Commission.

2.22     “Section 162(m)” means Section 162(m) of the Code and the regulations thereunder.

2.23     “Section 409A” means Section 409A of the Code and the regulations thereunder.

2.24     “Securities Exchange Agreement” means the Securities Exchange and Additional Note Purchase Agreement, dated August 3, 2007, entered into by and between the Company and The Longview Fund, L.P.

2.25     “Subsidiary” means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

2.26     “Termination of Employment” means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant’s employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion.

ARTICLE III.
ADMINISTRATION

3.01     Committee.   The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action effecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the Non-Employee Directors, officers and other key employees to whom Options may be granted, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Options as it determines appropriate, to determine whether the shares delivered on exercise of Options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Options granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

3.02     Actions of the Committee.   Except when the “Committee” is the “Board” in the circumstance described in the fourth sentence of Section 2.04(a), all determinations of the Committee shall be made by a majority vote of its members. A majority of a Committee’s members shall constitute a quorum. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE IV.
SHARES OF COMMON STOCK

4.01     Number of Shares of Common Stock Issuable.   Subject to adjustments as provided in Section 7.05, [    ] shares of Common Stock shall be available for Options under the Plan. Any and all of such shares may be issued pursuant to Options granted to Employee Participants or to Non-Employee Directors. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

4.02     Number of Shares of Common Stock Awarded to any Participant.   In the event the purchase price of an Option is paid, or related tax or withholding payments are satisfied, in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the Option, a Participant will be deemed to have received an Option with respect to those shares of Common Stock.

4.03     Shares of Common Stock Subject to Terminated Options.   The Common Stock covered by any unexercised portions of terminated Options may again be subject to new Options under the Plan.

ARTICLE V.
PARTICIPATION

5.01     Eligible Participants.   Employee Participants shall be such officers and other key employees of the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. Non-Employee Director Participants shall be such Non-Employee Directors as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers, key employees and Non-Employee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Options in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Options. A Participant may hold more than one Option granted under the Plan. During the term of the Plan, no Employee Participant may receive Options to purchase more than [   ] shares of Common Stock under the Plan in any given year.

ARTICLE VI.
STOCK OPTIONS

6.01     Grant of Option.   Any Option granted under the Plan shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant.

6.02     Terms of Options.   Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)   Option Price.  The Options under the Plan shall consist of three tranches: one third (1/3) of the Options shall be granted at the Initial Option Price,  one third (1/3) of the Options shall be granted at an  option price equal to 130% of the  Initial  Option Price and one  third (1/3) of the Options  shall  be  granted at  an option  price equal  to 150% of the Initial Option Price, provided, however, that, except as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section 6.02(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

(b)   Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the Date of Grant.

(c)   Exercisability.  An Option Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.02(b), (d), (g), (h) and (i).

(d)   Vesting Schedules.  One third of the Options in each of tranches described in Section 6.02(a) shall vest on each of the first three anniversaries following the Exchange Closing Date (as defined in the Securities Exchange Agreement).

(e)   Method of Exercise. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.02(c) and subject to Sections 6.02(b), (d), (g), (h) and (i), Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; provided, however, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant, or, if the Common Stock shall be uncertificated, when such shares of Common Stock are credited to the direct registration system account of such Participate.

(f)   Non-Transferability of Options.  No Option shall be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant to a domestic relations order.

(g)   Acceleration or Extension of Exercise Time.  The Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to a Participant prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to a Participant to be exercised after the day the Option would otherwise expire, subject, however, to the limitation set forth in Section 6.02(b).

(h)   Exercise of Options Upon Termination of Employment.  The following provisions apply to Options granted to Employee Participants:

(i)    Exercise of Vested Options Upon Termination of Employment.

(A)   Termination.  Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in an Option Agreement or a longer period of time in accordance with Section 6.02(g), upon an Employee Participant’s Termination of Employment other than by reason of death or Disability, the Employee Participant may, within 90 days from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable at the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

(B)   Disability.  Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in an Option Agreement or a longer period of time in accordance with Section 6.02(g), upon an Employee Participant’s Disability Date, the Employee Participant may, within one year after the Disability Date, exercise all or a part of his or her Options, whether or not such Option was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

(C)   Death.  Unless the Committee, in its sole and absolute discretion, provides for a shorter period of time in an Option Agreement, in the event of the death of an Employee Participant while employed by the Company or a Subsidiary, the Employee Participant’s Beneficiary shall, within one year after the Disability Date, be entitled to exercise any Options that were vested at the date of the Employee Participant’s death. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

(ii)   Expiration of Unvested Options Upon Termination of Employment.  Subject to Sections 6.02(g) and 6.02(h)(i)(B) and (C), to the extent all or any part of an Option granted to an Employee Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee Participant to continue to accrue service with respect to the right to exercise his or her Options.

(i)   Exercise of Options Upon Termination of Service.  Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in an Option Agreement or a longer period of time in accordance with Section 6.02(g), if a Non-Employee

Director’s service with the Company or a Subsidiary terminates for any reason or if such person ceases to be a Non-Employee Director, such Option may be exercised to the extent it was exercisable on the date of such termination of service until the expiration of the stated term of the Option, but only to the extent it was not previously exercised.

ARTICLE VII.
TERMS APPLICABLE TO ALL OPTIONS GRANTED UNDER THE PLAN

7.01     Plan Provisions Control Option Terms.   The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Option under the Plan that is contrary to any provisions of the Plan. If any provision of any Option granted under the Plan conflicts with any of the terms in the Plan as constituted on the Date of Grant of such Option, the terms in the Plan as constituted on the Date of Grant of such Option shall control.

7.02     Option Agreement.   No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

7.03     Modification of Option After Grant.     Except as provided by the Committee, in its sole and absolute discretion, in the Option Agreement or as provided in Section 7.05, no Option granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Option) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

7.04     Taxes.   The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under such Participant’s Option, and the Company may defer issuance of Common Stock upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant’s salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

7.05     Adjustments to Reflect Capital Changes; Change in Control.

(a)   Recapitalization.  The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, the limit set forth in the last sentence of Section 5.01 of the Plan, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

(b)   Sale or Reorganization.  After any reorganization, merger, or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

(c)   Options to Purchase Stock of Acquired Companies.  After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

(d)   Changes in Control.  (i) Upon the dissolution or liquidation of the Company, (ii) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (iii) upon the sale of substantially all of the property or assets of the Company to another corporation, or (iv) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and  kinds  of  shares and  the per share exercise  prices. In the  event such  Options shall  be  terminated,  all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, subject, however, to the limitation set forth in Section 6.02(b). For purposes of this Section 7.05(d), the Company refers to River Capital Group, Inc. and Sonterra Resources, Inc., jointly or separately. The Committee shall determine the date on which Options may become exercisable pursuant to this Section 7.05(d).

7.06     Surrender of Options.   Any Option granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee may approve.

7.07     No Right to Option; No Right to Employment.   No director, employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

7.08     Options Not Includable for Benefit Purposes.   Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

7.09     Governing Law.   The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

7.10     No Strict Construction.   No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

7.11     Compliance with Rule 16b-3, Section 162(m) and Section 409A.   It is intended that the Plan be applied and administered in compliance with Rule 16b-3, with Section 162(m) and with Section 409A. If any provision of the Plan would be in violation of Section 162(m) and Section 409A if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) and Section 409A as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Option Agreements to comply with Rule 16b-3, Section 162(m) and Section 409A, as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3, Section 162(m) and Section 409A. Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with any or all of Rule 16b-3, Section 162(m) or Section 409A if the Board specifically determines that such compliance is no longer desired and the Committee may grant Options that do not comply with Rule 16b-3, Section 162(m) and/or Section 409A if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

7.12     Captions.   The captions (i.e., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

7.13     Severability.   Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

7.14     Legends.   All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

7.15     Investment Representation.   The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Option deliver to the Committee at the time of grant or exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant’s right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

7.16     Amendment and Termination.

(a)   Amendment.  The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under applicable law or rule, unless the Board determines that compliance with such law or rule is not desired with respect to the Plan as a whole or the provision to be amended; and further, provided that the option prices set forth in Section 6.02(a) shall not be increased. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option; provided, however, that the Committee may, in its sole and absolute discretion, make provision in an Option Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

(b)   Termination.  The Board shall have the right and the power to terminate the Plan at any time. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect, and any Option  outstanding at  the time of  the  termination of the  Plan may be amended and exercised and may vest after termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Option to the same extent such Option could have been amended and would have been exercisable or would have vested had the Plan not terminated.

7.17     Costs and Expenses.   All costs and expenses incurred in administering the Plan shall be borne by the Company.

7.18     Unfunded Plan.   The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.

By order of the Board of Directors of River Capital Group, Inc.